UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07607

Morgan Stanley Variable Insurance Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	December 31, 2017

Item 1 - Report to Shareholders

Morgan Stanley Variable Insurance Fund, Inc.
(formerly The Universal Institutional Funds, Inc.)

Annual Report – December 31, 2017

Core Plus Fixed Income Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	31
Director and Officer Information	32

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Core Plus Fixed Income Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$1,022.20	$1,021.78	$3.47	$3.47	0.68%
Core Plus Fixed Income Portfolio Class II	1,000.00	1,020.60	1,020.52	4.74	4.74	0.93

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Fund seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

Performance

For the fiscal year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 6.24%, net of fees, and 5.89%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed against the Fund's benchmark, the Bloomberg Barclays U.S. Aggregate Index (the "Index"), which returned 3.54%.

Factors Affecting Performance

•  Over 2017, the U.S. Treasury yield curve flattened. Short maturity yields were driven higher by the three Federal Reserve rate increases. Longer maturities were anchored by disappointment over inflation. Over the year, 10-year U.S. Treasury yields fell 4 basis points, ending the year at 2.41%.(i)

•  Strong global growth and accommodative monetary policy created a positive environment for equity and credit markets during 2017. Corporate index spreads tightened 30 basis points over the year to levels near post-crisis tights.(ii)

•  Within the securitized sector, credit-oriented mortgage-backed securities (MBS) performed well again during the year. Agency MBS benefited from low levels of interest rate volatility. They generally outperformed similar duration Treasuries, but lagged the strong performance of the credit sectors.

•  The Fund's positioning in the securitized sector was the primary driver of performance during the year, driven mainly by an allocation to non-agency mortgage securities. The non-agency residential (RMBS), commercial (CMBS), and asset-backed (ABS) sectors all performed well. Agency MBS positioning slightly detracted from relative performance, due to interest-only (IO) holdings.

•  The Fund's positioning in the credit markets — namely, in the investment-grade, high yield, and convertible bond segments — also contributed to outperformance during the year.

•  Interest rate positioning also net positively contributed to relative performance. The negative performance from the U.S. short duration exposure was more than offset by the positive performance from long duration exposure elsewhere. These exposures were managed, in part, using interest rate futures and swaps, and foreign exchange forwards.

•  An overweight to emerging market debt also helped relative performance.

Management Strategies

•  Throughout the period, we maintained an overweight position to spread (non-government) sectors that we believed had strong or improving fundamentals.

•  The Fund was positioned with an overweight to investment grade credit and to financials, in particular, as we believe that these companies will continue to de-risk in light of the regulatory environment.

•  The Fund also had allocations to riskier segments of the market such as high yield corporates, non-agency mortgages and asset-backed securities, and convertible bonds.

•  With regard to interest rate strategy, the Fund was generally short duration in the U.S. and Germany, and long duration in peripheral Europe and the emerging markets. It also had a short position in U.S. swap spreads and various currency exposures.

(i)  Source: Bloomberg L.P. Data as of December 31, 2017.

(ii)  Source: Bloomberg Barclays. Data as of December 31, 2017.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Bloomberg Barclays U.S. Aggregate Index(1)

	Period Ended December 31, 2017
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	6.24%	3.79%	3.92%	4.99%
Bloomberg Barclays U.S. Aggregate Index	3.54	2.10	4.01	5.23
Fund – Class II(4)	5.89	3.52	3.66	3.78
Bloomberg Barclays U.S. Aggregate Index	3.54	2.10	4.01	4.08

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Bloomberg Barclays U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 1, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (98.7%)
Agency Adjustable Rate Mortgages (0.3%)
Federal Home Loan Mortgage Corporation, Conventional Pool: 12 Month USD LIBOR + 1.62%, 2.51%, 7/1/45	$401	$407
Federal National Mortgage Association, Conventional Pool: 12 Month USD LIBOR + 1.59%, 2.36%, 12/1/45	180	183
		590
Agency Fixed Rate Mortgages (18.2%)
Federal Home Loan Mortgage Corporation, Gold Pools: 3.00%, 3/1/47	1,819	1,822
3.50%, 1/1/44 - 2/1/45	1,955	2,020
4.00%, 12/1/41 - 10/1/44	1,188	1,243
5.41%, 7/1/37 - 8/1/37	22	25
5.44%, 1/1/37 - 6/1/38	86	97
5.46%, 5/1/37 - 1/1/38	93	102
5.48%, 8/1/37 - 10/1/37	60	66
5.50%, 8/1/37 - 4/1/38	108	120
5.52%, 9/1/37 - 1/1/38	28	30
5.62%, 12/1/36 - 12/1/37	88	97
6.00%, 8/1/37 - 5/1/38	28	32
6.50%, 9/1/32	22	24
7.50%, 5/1/35	46	54
8.00%, 8/1/32	30	35
8.50%, 8/1/31	36	43
Federal National Mortgage Association, Conventional Pools:
3.00%, 5/1/30 - 6/1/47	2,193	2,206
3.50%, 8/1/45 - 3/1/47	2,973	3,062
4.00%, 11/1/41 - 1/1/46	3,251	3,405
4.50%, 8/1/40 - 11/1/44	1,726	1,862
5.00%, 7/1/40	176	190
5.62%, 12/1/36	33	35
6.00%, 12/1/38	562	634
6.50%, 11/1/27 - 10/1/38	32	36
7.00%, 6/1/29 - 2/1/33	38	40
7.50%, 8/1/37	83	98
8.00%, 4/1/33	67	80
8.50%, 10/1/32	63	77
9.50%, 4/1/30	10	12
January TBA: 3.00%, 1/1/33 (a)	1,400	1,426
3.50%, 1/1/48 (a)	9,406	9,658
4.00%, 1/1/48 (a)	2,624	2,744
4.50%, 1/1/48 (a)	1,610	1,713
Government National Mortgage Association, Various Pools:
3.50%, 11/20/40 - 7/20/46	1,129	1,169
4.00%, 7/15/44	472	494
	Face Amount (000)	Value (000)
5.48%, 9/20/37	$9	$10
9.00%, 1/15/25	1	1
		34,762
Asset-Backed Securities (10.9%)
Accredited Mortgage Loan Trust, 1 Month USD LIBOR + 0.60%, 2.15%, 4/25/34 (b)	752	727
American Homes 4 Rent Trust, 6.07%, 10/17/45 (c)	490	547
AMSR Trust, 1 Month LIBOR + 1.40%, 2.89%, 11/17/33 (b)(c)	700	705
Bayview Opportunity Master Fund IIIa Trust, 3.35%, 11/28/32 (c)	698	699
Blackbird Capital Aircraft Lease Securitization Ltd., 5.68%, 12/16/41 (c)	471	473
CAM Mortgage Trust, 4.00%, 1/15/56 (c)	6	6
CVS Pass-Through Trust, 6.04%, 12/10/28	236	263
8.35%, 7/10/31 (c)	160	206
GMAT Trust, 4.25%, 9/25/20 (c)	411	414
Invitation Homes Trust, 1 Month LIBOR + 4.75%, 6.21%, 8/17/32 (b)(c)	945	968
Labrador Aviation Finance Ltd., 5.68%, 1/15/42 (c)	394	397
METAL LLC, 4.58%, 10/15/42 (c)	640	641
MFA Trust, 3.35%, 11/25/47 (c)	696	697
Nationstar HECM Loan Trust, 3.97%, 9/25/27 (b)(c)	600	600
4.70%, 5/25/27 (c)	800	811
5.68%, 8/25/26 (c)	450	460
6.54%, 6/25/26 (b)(c)	450	452
NovaStar Mortgage Funding Trust, 1 Month LIBOR + 1.06%, 2.61%, 12/25/33 (b)	533	539
Oak Hill Advisors Residential Loan Trust, 3.00%, 7/25/57 (c)	585	585
OnDeck Asset Securitization Trust II LLC, 4.21%, 5/17/20 (c)	500	503
PNMAC GMSR Issuer Trust, 5.55%, 8/25/23 (b)(c)	260	261
1 Month USD LIBOR + 4.75%, 6.30%, 2/25/50 (b)(c)	650	666
Pretium Mortgage Credit Partners I LLC, 3.25%, 8/27/32 - 3/28/57(c)	1,050	1,052
3.33%, 12/30/32 (b)(c)	679	679
3.50%, 4/29/32 (c)	583	585
Prosper Marketplace Issuance Trust, 3.36%, 11/15/23 (c)	500	498
RCO Mortgage LLC, 3.38%, 8/25/22 (c)	743	745
S-Jets Ltd., 7.02%, 8/15/42 (c)	958	974

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Asset-Backed Securities (cont'd)
Tricon American Homes Trust, 5.10%, 1/17/36 (c)	$400	$402
5.15%, 9/17/34 (c)	300	302
5.77%, 11/17/33 (c)	460	473
U.S. Residential Opportunity Fund IV Trust, 3.35%, 11/27/37 (c)	650	650
VOLT LIV LLC, 3.50%, 2/25/47 (c)	183	183
VOLT LIX LLC, 3.25%, 5/25/47 (c)	322	324
VOLT LXIII LLC, 3.00%, 10/25/47 (c)	670	670
VOLT LXIV LLC, 3.38%, 10/25/47 (c)	683	684
VOLT NPL X LLC, 4.75%, 10/26/54 (c)	46	46
VOLT XL LLC, 4.38%, 11/27/45 (c)	176	177
VOLT XXV LLC, 3.50%, 6/26/45 (c)	690	692
		20,756
Collateralized Mortgage Obligations — Agency Collateral Series (2.1%)
Federal Home Loan Mortgage Corporation, 3.95%, 10/25/48 (b)(c)	750	731
1 Month LIBOR + 4.35%, 5.72%, 12/25/26 (b)(c)	194	196
1 Month LIBOR + 5.05%, 6.42%, 7/25/23 (b)	327	330
1 Month LIBOR + 5.25%, 6.62%, 7/25/26 (b)(c)	232	237
IO 0.33%, 11/25/27 (b)	13,484	394
0.44%, 8/25/27 (b)	8,406	305
IO REMIC 6.00% - 1 Month LIBOR, 4.52%, 11/15/43 - 6/15/44 (b)	2,914	458
4.57%, 4/15/39 (b)	771	55
IO STRIPS 7.50%, 12/15/29	5	1
Federal National Mortgage Association, IO 4.84%, 9/25/20 (b)	3,371	284
IO REMIC 6.00%, 5/25/33 - 7/25/33	227	53
IO STRIPS 6.50%, 12/25/29 (b)	2	—	@
7.00%, 11/25/19 (b)	1	—	@
8.00%, 4/25/24	2	—	@
8.00%, 6/25/35 (b)	26	5
9.00%, 11/25/26	1	—	@
REMIC 7.00%, 9/25/32	42	48
	Face Amount (000)	Value (000)
Government National Mortgage Association, IO 0.80%, 8/20/58 (b)	$5,555	$144
4.56%, 11/16/40 (b)	1,158	193
4.61%, 7/16/33 (b)	1,396	56
4.73%, 3/20/43 (b)	1,066	169
5.00%, 5/20/40 (b)	1,285	227
5.00%, 2/16/41	138	31
IO PAC 4.65%, 10/20/41 (b)	1,932	148
		4,065
Commercial Mortgage-Backed Securities (7.0%)
BBCCRE Trust, 4.56%, 8/10/33 (b)(c)	500	427
BXP Trust, 4.48%, 11/15/34 (b)(c)	650	652
CGDB Commercial Mortgage Trust, 1 Month LIBOR + 2.50%, 3.98%, 5/15/30 (b)(c)	180	180
Citigroup Commercial Mortgage Trust, 1 Month LIBOR + 2.94%, 4.42%, 9/15/27 (b)(c)	650	642
IO 0.89%, 11/10/48 (b)	2,716	129
0.96%, 9/10/58 (b)	9,467	547
COMM Mortgage Trust, 4.75%, 11/12/46 (b)(c)	985	943
5.04%, 8/10/46 (b)(c)	740	729
IO 0.19%, 7/10/45 (b)	11,749	65
0.95%, 10/10/47 (b)	4,119	147
1.22%, 7/15/47 (b)	3,775	180
CSMC Trust, 1 Month LIBOR + 4.15%, 5.63%, 3/15/28 (b)(c)	200	201
GS Mortgage Securities Trust, 4.76%, 8/10/46 (b)(c)	500	487
IO 0.83%, 9/10/47 (b)	5,240	208
1.28%, 10/10/49 (b)	7,339	595
1.36%, 10/10/48 (b)	5,226	408
HMH Trust, 6.29%, 7/5/31 (c)	300	297
JP Morgan Chase Commercial Mortgage Securities Trust, IO 0.55%, 4/15/46 (b)	6,000	155
0.81%, 12/15/49 (b)	3,228	143
1.10%, 7/15/47 (b)	9,406	369
JPMBB Commercial Mortgage Securities Trust, 4.66%, 4/15/47 (b)(c)	704	635
IO 1.07%, 8/15/47 (b)	4,124	218
Morgan Stanley Bank of America Merrill Lynch Trust, 4.75%, 12/15/46 (c)	594	586

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Commercial Mortgage-Backed Securities (cont'd)
UBS Commercial Mortgage Trust, IO 1.08%, 12/15/50 (b)	$6,000	$469
Wells Fargo Commercial Mortgage Trust, 3.94%, 8/15/50 (c)	295	245
IO 1.03%, 12/15/49 (b)	4,946	274
1.24%, 11/15/50 (b)	6,990	641
1.65%, 11/15/49 (b)	6,168	595
WFRBS Commercial Mortgage Trust, 3.50%, 8/15/47 (c)	900	721
3.80%, 11/15/47 (b)(c)	925	707
3.99%, 5/15/47 (c)	526	407
4.13%, 5/15/45 (b)(c)	385	357
		13,359
Corporate Bonds (36.6%)
Finance (16.5%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.75%, 5/15/19	360	366
Alexandria Real Estate Equities, Inc. 3.95%, 1/15/27	175	179
American International Group, Inc., 4.50%, 7/16/44	300	324
4.88%, 6/1/22	275	299
AvalonBay Communities, Inc., Series G 2.95%, 5/11/26	375	368
Bank of America Corp., 4.24%, 4/24/38	250	272
6.11%, 1/29/37	100	128
MTN 4.00%, 1/22/25	1,085	1,130
Bank of Montreal 3.80%, 12/15/32 (b)	450	445
Bank of New York Mellon Corp. (The), MTN 3.65%, 2/4/24	350	367
BNP Paribas SA, 3.80%, 1/10/24 (c)(d)	250	259
5.00%, 1/15/21	150	161
Boston Properties LP 3.80%, 2/1/24	145	150
BPCE SA 5.15%, 7/21/24 (c)	550	597
Brighthouse Financial, Inc. 3.70%, 6/22/27 (c)	625	616
Brookfield Finance LLC 4.00%, 4/1/24	525	544
Capital One Bank USA NA 3.38%, 2/15/23	510	516
Capital One Financial Corp. 3.30%, 10/30/24	450	448
Citigroup, Inc., 3.89%, 1/10/28	300	311
4.45%, 9/29/27	175	186
	Face Amount (000)	Value (000)
5.50%, 9/13/25	$250	$282
6.68%, 9/13/43	100	139
Citizens Bank NA, MTN 2.55%, 5/13/21	250	249
Colony NorthStar, Inc. 5.00%, 4/15/23	275	284
Commonwealth Bank of Australia 5.00%, 3/19/20 (c)	250	263
Cooperatieve Rabobank UA, 3.88%, 2/8/22	25	26
3.95%, 11/9/22	625	652
Credit Agricole SA 3.88%, 4/15/24 (c)(d)	500	526
Credit Suisse AG 6.00%, 2/15/18	5	5
Credit Suisse Group AG 3.57%, 1/9/23 (c)	275	280
Credit Suisse Group Funding Guernsey Ltd. 4.55%, 4/17/26	600	644
Deutsche Bank AG 2.70%, 7/13/20	425	423
Discover Bank 7.00%, 4/15/20	320	349
Discover Financial Services 3.95%, 11/6/24	275	281
Extra Space Storage LP 3.13%, 10/1/35 (c)	250	281
Federal Realty Investment Trust 3.63%, 8/1/46	250	235
Five Corners Funding Trust 4.42%, 11/15/23 (c)	275	295
GE Capital International Funding Co., Unlimited Co. 2.34%, 11/15/20	468	466
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	435	583
MTN 4.80%, 7/8/44	175	200
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77 (c)	325	358
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20	365	389
HBOS PLC, Series G 6.75%, 5/21/18 (c)	565	575
Healthcare Trust of America Holdings LP 3.70%, 4/15/23	325	333
HSBC Finance Corp. 6.68%, 1/15/21	123	137
HSBC Holdings PLC 4.25%, 3/14/24	750	785
HSBC USA, Inc. 3.50%, 6/23/24	250	257
Humana, Inc. 3.95%, 3/15/27	225	233
ING Bank N.V. 5.80%, 9/25/23 (c)	520	584

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
ING Groep N.V. 6.00%, 4/16/20 (e)	$200	$208
Intesa Sanpaolo SpA 5.25%, 1/12/24	300	329
iStar, Inc. 5.25%, 9/15/22	475	479
Jefferies Finance LLC/JFIN Co-Issuer Corp. 7.38%, 4/1/20 (c)	495	511
JPMorgan Chase & Co., 3.78%, 2/1/28	500	519
4.13%, 12/15/26	550	581
LeasePlan Corp. N.V. 2.88%, 1/22/19 (c)	475	475
Liberty Mutual Group, Inc. 4.85%, 8/1/44 (c)	125	140
Macquarie Bank Ltd. 6.63%, 4/7/21 (c)	260	287
MetLife, Inc. 5.70%, 6/15/35	150	190
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27	475	485
Nationwide Building Society, 3.90%, 7/21/25 (c)	200	210
6.25%, 2/25/20 (c)	545	588
PNC Bank NA 3.10%, 10/25/27	600	600
PNC Financial Services Group, Inc. (The) 3.90%, 4/29/24	190	199
Realty Income Corp. 3.25%, 10/15/22	350	356
Royal Bank of Scotland Group PLC 3.88%, 9/12/23	625	636
Santander UK Group Holdings PLC 3.57%, 1/10/23	900	914
Skandinaviska Enskilda Banken AB 2.63%, 11/17/20 (c)	500	503
Spirit Realty Capital, Inc. 3.75%, 5/15/21 (d)	275	286
Standard Chartered PLC 3.05%, 1/15/21 (c)	375	379
Swedbank AB 2.38%, 2/27/19 (c)	270	271
Synchrony Bank 3.00%, 6/15/22	425	424
TD Ameritrade Holding Corp. 3.63%, 4/1/25	475	492
Toronto-Dominion Bank (The) 3.63%, 9/15/31	425	425
Travelers Cos., Inc. (The) 3.75%, 5/15/46	200	205
UBS Group Funding Switzerland AG 2.95%, 9/24/20 (c)	525	531
UnitedHealth Group, Inc., 2.88%, 3/15/23	750	759
3.75%, 7/15/25	300	317
	Face Amount (000)	Value (000)
WEA Finance LLC/Westfield UK & Europe Finance PLC 3.25%, 10/5/20 (c)	$450	$458
Wells Fargo & Co., 3.00%, 10/23/26	800	785
5.61%, 1/15/44	250	309
		31,631
Industrials (18.8%)
Abbott Laboratories 3.75%, 11/30/26	575	592
Air Liquide Finance SA 1.75%, 9/27/21 (c)	225	218
Akamai Technologies, Inc. 0.00%, 2/15/19	275	277
Amazon.com, Inc., 2.80%, 8/22/24 (c)	325	325
3.80%, 12/5/24	475	502
Amgen, Inc. 4.66%, 6/15/51	375	421
Anadarko Petroleum Corp. 5.55%, 3/15/26	375	421
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26	350	362
4.90%, 2/1/46	425	495
Apple, Inc., 2.45%, 8/4/26	400	384
4.45%, 5/6/44	250	286
AT&T, Inc., 4.25%, 3/1/27	675	689
4.50%, 3/9/48	380	357
4.90%, 8/14/37	225	229
Baidu, Inc. 2.75%, 6/9/19	450	451
Becton Dickinson and Co. 2.89%, 6/6/22	425	423
BHP Billiton Finance USA Ltd. 5.00%, 9/30/43	150	184
BP Capital Markets PLC, 3.12%, 5/4/26	375	379
3.25%, 5/6/22	425	436
Charter Communications Operating LLC/ Charter Communications Operating Capital, 4.91%, 7/23/25	300	319
6.48%, 10/23/45	300	351
CNH Industrial Capital LLC 4.38%, 11/6/20 (d)	300	312
CNOOC Finance 2013 Ltd. 3.00%, 5/9/23	420	416
Comcast Corp., 4.00%, 8/15/47	150	157
4.60%, 8/15/45	210	236
ConocoPhillips Co. 4.95%, 3/15/26	250	284
Continental Airlines Pass-Through Trust 6.13%, 4/29/18	150	152
Crown Castle International Corp. 5.25%, 1/15/23	5	5

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
CSC Holdings LLC 5.50%, 4/15/27 (c)	$450	$460
Daimler Finance North America LLC 2.25%, 7/31/19 (c)	465	466
Darden Restaurants, Inc. 3.85%, 5/1/27 (d)	325	332
Delta Air Lines, Inc. 2.88%, 3/13/20	300	302
Deutsche Telekom International Finance BV 3.60%, 1/19/27 (c)	300	302
Discovery Communications LLC 3.95%, 3/20/28	250	249
Dollar General Corp., 1.88%, 4/15/18	275	275
3.25%, 4/15/23	375	380
Eldorado Gold Corp. 6.13%, 12/15/20 (c)	295	293
Enable Midstream Partners LP 3.90%, 5/15/24 (d)	250	252
Express Scripts Holding Co., 4.50%, 2/25/26 (d)	275	292
4.80%, 7/15/46 (d)	225	240
Exxon Mobil Corp. 4.11%, 3/1/46	325	365
Ford Motor Credit Co., LLC, 3.20%, 1/15/21	200	203
5.00%, 5/15/18	400	404
General Motors Co. 6.60%, 4/1/36	125	153
GlaxoSmithKline Capital, Inc. 6.38%, 5/15/38	125	177
Goldcorp, Inc. 3.70%, 3/15/23	436	447
Halliburton Co. 5.00%, 11/15/45	275	317
HCA, Inc. 4.75%, 5/1/23	465	480
Heathrow Funding Ltd. 4.88%, 7/15/21 (c)	435	465
Home Depot, Inc. (The) 5.88%, 12/16/36	300	407
Illumina, Inc. 0.00%, 6/15/19	332	362
International Paper Co. 3.00%, 2/15/27	500	486
Jaguar Land Rover Automotive PLC 4.50%, 10/1/27 (c)	425	421
Johnson Controls International PLC 3.90%, 2/14/26	350	367
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	400	413
5.00%, 8/15/42	100	102
Kraft Heinz Foods Co., 4.38%, 6/1/46	325	323
5.38%, 2/10/20	26	28
Lockheed Martin Corp. 3.10%, 1/15/23	275	280
	Face Amount (000)	Value (000)
LyondellBasell Industries N.V. 4.63%, 2/26/55	$300	$319
Macquarie Infrastructure Corp. 2.00%, 10/1/23	375	360
Medtronic, Inc. 4.63%, 3/15/45	200	234
Microsoft Corp., 3.13%, 11/3/25	350	358
4.45%, 11/3/45	200	235
MPLX LP, 4.88%, 6/1/25	175	188
5.20%, 3/1/47	250	275
NOVA Chemicals Corp. 5.25%, 8/1/23 (c)	415	428
Novartis Capital Corp. 4.40%, 5/6/44	225	259
Nuance Communications, Inc. 1.00%, 12/15/35	275	264
Ooredoo International Finance Ltd. 3.25%, 2/21/23 (c)	350	347
Oracle Corp. 2.95%, 5/15/25	201	202
PepsiCo, Inc. 3.60%, 3/1/24	425	446
Philip Morris International, Inc. 2.50%, 8/22/22	190	188
Phillips 66 Partners LP 4.68%, 2/15/45	150	155
Priceline Group, Inc. (The) 0.90%, 9/15/21 (d)	275	322
QUALCOMM, Inc. 2.10%, 5/20/20	400	398
Resort at Summerlin LP, Series B 13.00%, 12/15/07 (f)(g)(h)(i)(j)	299	—
ServiceNow, Inc. 0.00%, 6/1/22 (c)(d)	350	402
Shell International Finance BV 3.25%, 5/11/25	400	411
Siemens Financieringsmaatschappij N.V. 2.35%, 10/15/26 (c)	525	496
SK Telecom Co., Ltd. 2.13%, 5/1/18 (c)	200	200
Southern Copper Corp. 5.25%, 11/8/42	350	392
Spectra Energy Capital LLC 3.30%, 3/15/23	450	450
Sprint Corp. 7.13%, 6/15/24	325	332
Sprint Spectrum Co., LLC/ Sprint Spectrum Co., II LLC/ Sprint Spectrum Co., III LLC 3.36%, 3/20/23 (c)	995	1,003
Telefonica Emisiones SAU 4.10%, 3/8/27	550	570
Telenor East Holding II AS, Series VIP 0.25%, 9/20/19	400	429

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/1/26 (d)	$750	$620
Thermo Fisher Scientific, Inc. 2.95%, 9/19/26	300	292
Time Warner, Inc. 3.80%, 2/15/27	275	275
Total Capital International SA 2.88%, 2/17/22	50	51
Transurban Finance Co., Pty Ltd. 3.38%, 3/22/27 (c)	325	319
Tyson Foods, Inc. 4.88%, 8/15/34	250	283
United Airlines Pass-Through Trust, Series A 4.00%, 10/11/27	516	542
United Technologies Corp. 4.50%, 6/1/42	100	111
Verint Systems, Inc. 1.50%, 6/1/21 (d)	375	366
Verizon Communications, Inc., 4.67%, 3/15/55	377	366
5.01%, 8/21/54	100	103
Viavi Solutions, Inc. 0.63%, 8/15/33	275	284
Visa, Inc. 3.15%, 12/14/25	550	563
Volkswagen Group of America Finance LLC 2.40%, 5/22/20 (c)	525	524
Wal-Mart Stores, Inc. 3.63%, 12/15/47	375	394
Woodside Finance Ltd. 3.70%, 9/15/26 (c)	500	503
Wyndham Worldwide Corp. 4.15%, 4/1/24	500	503
Zillow Group, Inc. 2.00%, 12/1/21	350	383
		35,851
Utilities (1.3%)
CMS Energy Corp. 5.05%, 3/15/22	50	54
Duke Energy Corp. 2.65%, 9/1/26	400	384
Enel Finance International N.V. 3.63%, 5/25/27 (c)	275	274
Entergy Louisiana LLC 3.05%, 6/1/31	400	388
ITC Holdings Corp. 3.35%, 11/15/27 (c)	450	451
Southern Power Co., Series D 1.95%, 12/15/19	375	372
Trans-Allegheny Interstate Line Co. 3.85%, 6/1/25 (c)	550	572
	Face Amount (000)		Value (000)
TransAlta Corp. 4.50%, 11/15/22		$47	$48
			2,543
			70,025
Mortgages — Other (10.5%)
Alternative Loan Trust, 1 Month USD LIBOR + 0.18%, 1.73%, 5/25/47 (b)		162	158
5.50%, 2/25/36		9	8
6.00%, 4/25/36 - 7/25/37		111	96
PAC 5.50%, 2/25/36		5	4
6.00%, 4/25/36		20	17
Banc of America Alternative Loan Trust, 1 Month USD LIBOR + 0.65%, 2.20%, 7/25/46 (b)		225	169
5.86%, 10/25/36		399	244
6.00%, 4/25/36		99	100
Banc of America Funding Trust, 5.25%, 7/25/37		304	301
6.00%, 7/25/37		26	22
ChaseFlex Trust, 6.00%, 2/25/37		482	390
CSFB Mortgage-Backed Pass-Through Certificates, 6.50%, 11/25/35		867	392
Eurosail PLC, 3 Month GBP LIBOR + 0.95%, 1.47%, 6/13/45 (b)	GBP	439	565
Farringdon Mortgages No. 2 PLC, 3 Month GBP LIBOR + 1.50%, 1.88%, 7/15/47 (b)		266	353
Federal Home Loan Mortgage Corporation, 3.00%, 9/25/45 - 5/25/47		$1,876	1,850
3.50%, 5/25/45 - 5/25/47		2,472	2,500
3.87%, 5/25/45 (b)(c)		184	182
3.90%, 4/25/30 (b)		700	717
4.00%, 5/25/45		98	100
1 Month USD LIBOR + 3.30%, 4.85%, 10/25/27 (b)		400	450
1 Month USD LIBOR + 3.75%, 5.30%, 9/25/24 (b)		600	686
1 Month USD LIBOR + 4.00%, 5.55%, 8/25/24 (b)		284	311
Finance of America Structured Securities Trust, 6.00%, 11/25/27 (b)(c)		860	828
First Horizon Alternative Mortgage Securities Trust, 6.00%, 8/25/36		13	11
Grifonas Finance PLC, 6 Month EURIBOR + 0.28%, 0.01%, 8/28/39 (b)	EUR	493	523
GSR Mortgage Loan Trust, 5.75%, 1/25/37		$218	201

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Mortgages — Other (cont'd)
HarborView Mortgage Loan Trust, 1 Month USD LIBOR + 0.19%, 1.69%, 1/19/38 (b)		$423	$401
IM Pastor 3 FTH, 3 Month EURIBOR + 0.14%, 0.00%, 3/22/43 (b)	EUR	573	604
JP Morgan Alternative Loan Trust, 6.00%, 12/25/35 - 8/25/36		$145	148
JP Morgan Mortgage Trust, 3.59%, 6/25/37 (b)		88	83
6.00%, 6/25/37		105	104
Lehman Mortgage Trust, 5.50%, 11/25/35 - 2/25/36		420	422
6.50%, 9/25/37		998	740
Paragon Mortgages No. 13 PLC, 3 Month GBP LIBOR + 0.40%, 0.78%, 1/15/39 (b)	GBP	300	378
Paragon Mortgages No. 15 PLC, 3 Month EURIBOR + 0.54%, 0.21%, 12/15/39 (b)	EUR	500	537
RALI Trust, 5.50%, 12/25/34		$618	606
6.00%, 4/25/36 - 1/25/37		279	252
PAC 6.00%, 4/25/36		21	19
Residential Asset Securitization Trust, 6.00%, 7/25/36		29	25
Seasoned Credit Risk Transfer Trust, 3.50%, 6/25/57		793	811
4.00%, 7/25/56 - 8/25/56 (b)(c)		700	666
4.50%, 6/25/57		1,943	2,068
4.75%, 7/25/56 - 6/25/57 (b)(c)		650	650
TDA 27 FTA, 3 Month EURIBOR + 0.19%, 0.00%, 12/28/50 (b)	EUR	500	476
			20,168
Municipal Bonds (1.0%)
Chicago O'Hare International Airport, IL, O'Hare International Airport Revenue 6.40%, 1/1/40		$115	159
City of New York, NY, Series G-1 5.97%, 3/1/36		245	319
Illinois State Toll Highway Authority, IL, Highway Revenue, Build America Bonds 6.18%, 1/1/34		705	912
Municipal Electric Authority of Georgia, GA 6.66%, 4/1/57		435	548
			1,938
Sovereign (9.9%)
Argentine Republic Government International Bond, 7.50%, 4/22/26		834	946
	Face Amount (000)		Value (000)
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/23	BRL	7,200	$2,091
Cyprus Government International Bond, 3.88%, 5/6/22	EUR	1,485	2,010
Indonesia Government International Bond, 3.85%, 7/18/27		$1,150	1,182
Indonesia Treasury Bond, 8.25%, 7/15/21	IDR	19,549,000	1,553
Italy Buoni Poliennali Del Tesoro, 1.45%, 9/15/22	EUR	1,700	2,106
Malaysia Government Bond, 3.96%, 9/15/25	MYR	3,600	884
Mexican Bonos, Series M 6.50%, 6/10/21	MXN	50,700	2,493
Mexico Government International Bond, 3.60%, 1/30/25		$500	508
Peru Government Bond, 6.15%, 8/12/32 (c)	PEN	1,825	602
Petroleos Mexicanos, 6.38%, 1/23/45		$375	378
Portugal Obrigacoes do Tesouro OT, 5.65%, 2/15/24 (c)	EUR	1,284	1,961
Russian Federal Bond - OFZ, 7.00%, 8/16/23	RUB	73,000	1,267
Ukraine Government International Bond, 7.75%, 9/1/26		$866	896
			18,877
U.S. Treasury Security (2.2%)
U.S. Treasury Note 0.38%, 1/15/27		4,314	4,285
Total Fixed Income Securities (Cost $184,717)			188,825
	Shares
Short-Term Investments (10.6%)
Securities held as Collateral on Loaned Securities (1.6%)
Investment Company (1.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $3,044)		3,044,390	3,044
Investment Company (8.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $16,444)		16,443,750	16,444

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (0.4%)
U.S. Treasury Bills, 1.19%, 4/26/18 (k)(l)	$702	$699
1.31%, 4/26/18 (k)(l)	126	126
Total U.S. Treasury Securities (Cost $825)		825
Total Short-Term Investments (Cost $20,313)		20,313
Total Investments (109.3%) (Cost $205,030) Including $3,522 of Securities Loaned (m)(n)		209,138
Liabilities in Excess of Other Assets (–9.3%)		(17,801)
Net Assets (100.0%)		$191,337

(a)  Security is subject to delayed delivery.

(b)  Floating or Variable rate securities: The rates disclosed are as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  All or a portion of this security was on loan at December 31, 2017.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2017.

(f)  Security has been deemed illiquid at December 31, 2017.

(g)  Issuer in bankruptcy.

(h)  Acquired through exchange offer.

(i)  Non-income producing security; bond in default.

(j)  At December 31, 2017, the Fund held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(k)  Rate shown is the yield to maturity at December 31, 2017.

(l)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(m)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

(n)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $204,939,000. The aggregate gross unrealized appreciation is approximately $6,077,000 and the aggregate gross unrealized depreciation is approximately $1,938,000, resulting in net unrealized appreciation of approximately $4,139,000.

@  Value is less than $500.

EURIBOR  Euro Interbank Offered Rate.

IO  Interest Only.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2017:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	AUD	2,408		$1,833	2/8/18	$(46)
Bank of America NA	CHF	474		$483	2/8/18	(5)
Bank of America NA	GBP	925		$1,248	2/8/18	(2)
Bank of America NA	MXN	51,602		$2,730	2/8/18	123
Bank of America NA		$87	MXN	1,666	2/8/18	(2)
Bank of America NA		$947	PLN	3,367	2/8/18	20
Bank of America NA		$8	SEK	66	2/8/18	— @
Barclays Bank PLC		$894	NOK	7,400	2/8/18	8
BNP Paribas SA	EUR	1,768		$2,108	2/8/18	(18)
BNP Paribas SA		$475	PEN	1,540	2/8/18	(1)
Citibank NA	EUR	5,441		$6,464	2/8/18	(78)
Citibank NA	JPY	104,737		$932	2/8/18	1
Citibank NA	MYR	1,636		$401	2/8/18	(3)
Citibank NA	RUB	73,327		$1,230	2/8/18	(39)
JPMorgan Chase Bank NA	BRL	6,089		$1,875	2/8/18	46
JPMorgan Chase Bank NA	IDR	15,120,671		$1,113	2/8/18	2
JPMorgan Chase Bank NA	PEN	1,825		$563	2/8/18	1
JPMorgan Chase Bank NA		$464	ARS	8,364	2/8/18	(23)

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	$22	EUR	19	2/8/18	$—	@
JPMorgan Chase Bank NA	$472	RUB	27,966	2/8/18	12
Royal Bank of Canada	$16	GBP	12	2/8/18	—	@
					$(4)

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	126	Mar-18	25,200	$26,978	$(51)
U.S. Treasury 30 yr. Bond	20	Mar-18	2,000	3,060	(1)
U.S. Treasury 5 yr. Note	65	Mar-18	6,500	7,551	(26)
U.S. Treasury Ultra Bond	113	Mar-18	11,300	18,945	130
Short:
Euro OAT	17	Mar-18	(1,700)	(3,166)	38
U.S. Treasury 10 yr. Note	25	Mar-18	(2,500)	(3,101)	19
U.S. Treasury 10 yr. Ultra Long Bond	68	Mar-18	(6,800)	(9,082)	12
					$121

Credit Default Swap Agreements:

The Fund had the following credit default swap agreements open at December 31, 2017:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation† (Unaudited)	Buy/Sell Protection	Pay/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (Received) (000)	Unrealized Depreciation (000)
Barclays Bank PLC Quest Diagnostics, Inc.	BBB+	Buy	1.00%	Quarterly	3/20/19	$895	$(11)	$17	$(28)
Deutsche Bank AG CMBX.NA.BB.60	NR	Sell	5.00	Monthly	5/11/63	223	(52)	2	(54)
Goldman Sachs International CMBX.NA.BB.60	NR	Sell	5.00	Monthly	5/11/63	277	(66)	(40)	(26)
Goldman Sachs International CMBX.NA.BB.60	NR	Sell	5.00	Monthly	5/11/63	395	(93)	— @	(93)
						$1,790	$(222)	$(21)	$(201)

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at December 31, 2017:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.26%	Semi-Annual/Quarterly	12/7/26	$2,580	$26	$—	$26
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.48	Semi-Annual/Quarterly	12/21/26	2,602	(20)	—	(20)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.48	Semi-Annual/Quarterly	5/23/47	2,189	43	—	43
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.56	Semi-Annual/Quarterly	11/9/47	2,200	(3)	—	(3)
						$9,571	$46	$—	$46

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

@  Value is less than $500.

*  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

†  Credit rating as issued by Standard & Poor's.

NR  Not rated.

LIBOR  London Interbank Offered Rate.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

ARS  — Argentine Peso

AUD  — Australian Dollar

BRL  — Brazilian Real

CHF  — Swiss Franc

EUR  — Euro

GBP  — British Pound

IDR  — Indonesian Rupiah

JPY  — Japanese Yen

MXN  — Mexican Peso

MYR  — Malaysian Ringgit

NOK  — Norwegian Krone

PEN  — Peruvian Nuevo Sol

PLN  — Polish Zloty

RUB  — Russian Ruble

SEK  — Swedish Krona

USD  — United States Dollar

Portfolio Composition**

Classification	Percentage of Total Investments
Industrials	17.4%
Agency Fixed Rate Mortgages	16.9
Finance	15.3
Asset-Backed Securities	10.1
Mortgages — Other	9.8
Sovereign	9.1
Short-Term Investments	8.4
Other***	6.5
Commercial Mortgage-Backed Securities	6.5
Total Investments	100.0	%****

**  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2017.

***  Industries and/or investment types representing less than 5% of total investments.

****  Does not include open long/short futures contracts with an underlying face amount of approximately $71,883,000 with net unrealized appreciation of approximately $121,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $4,000 and does not include open swap agreements with net unrealized depreciation of approximately $155,000.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $185,542)	$189,650
Investment in Security of Affiliated Issuer, at Value (Cost $19,488)	19,488
Total Investments in Securities, at Value (Cost $205,030)	209,138
Interest Receivable	1,506
Receivable for Investments Sold	1,251
Receivable for Variation Margin on Futures Contracts	584
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	213
Receivable for Fund Shares Sold	53
Tax Reclaim Receivable	19
Premium Paid on Open Swap Agreements	19
Receivable from Affiliate	16
Receivable from Securities Lending Income	2
Other Assets	12
Total Assets	212,813
Liabilities:
Payable for Investments Purchased	16,741
Collateral on Securities Loaned, at Value	3,044
Payable for Fund Shares Redeemed	749
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	217
Unrealized Depreciation on Swap Agreements	201
Payable for Advisory Fees	121
Bank Overdraft	66
Payable for Professional Fees	63
Payable for Servicing Fees	57
Premium Received on Open Swap Agreements	40
Payable for Custodian Fees	37
Payable for Variation Margin on Swap Agreements	28
Payable for Distribution Fees — Class II Shares	22
Payable for Administration Fees	13
Deferred Capital Gain Country Tax	9
Payable for Directors' Fees and Expenses	4
Payable for Transfer Agency Fees	3
Other Liabilities	61
Total Liabilities	21,476
NET ASSETS	$191,337
Net Assets Consist of:
Paid-in-Capital	$183,527
Accumulated Undistributed Net Investment Income	3,856
Accumulated Net Realized Loss	(113)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $9 of Deferred Capital Gain Country Tax)	4,099
Futures Contracts	121
Swap Agreements	(155)
Foreign Currency Forward Exchange Contracts	(4)
Foreign Currency Translations	6
Net Assets	$191,337
CLASS I:
Net Assets	$79,752
Net Asset Value, Offering and Redemption Price Per Share Applicable to 7,265,365 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.98
CLASS II:
Net Assets	$111,585
Net Asset Value, Offering and Redemption Price Per Share Applicable to 10,201,149 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.94
(1) Including:
Securities on Loan, at Value:	$3,522

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $19 of Foreign Taxes Withheld)	$6,914
Dividends from Securities of Affiliated Issuers (Note H)	153
Income from Securities Loaned — Net	19
Total Investment Income	7,086
Expenses:
Advisory Fees (Note B)	703
Distribution Fees — Class II Shares (Note E)	267
Servicing Fees (Note D)	220
Professional Fees	151
Administration Fees (Note C)	150
Custodian Fees (Note G)	58
Pricing Fees	55
Shareholder Reporting Fees	32
Transfer Agency Fees (Note F)	11
Directors' Fees and Expenses	8
Other Expenses	32
Total Expenses	1,687
Waiver of Advisory Fees (Note B)	(108)
Rebate from Morgan Stanley Affiliate (Note H)	(33)
Net Expenses	1,546
Net Investment Income	5,540
Realized Gain (Loss):
Investments Sold	1,687
Foreign Currency Forward Exchange Contracts	(969)
Foreign Currency Transactions	15
Futures Contracts	731
Swap Agreements	(131)
Net Realized Gain	1,333
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $9)	3,818
Foreign Currency Forward Exchange Contracts	39
Foreign Currency Translations	9
Futures Contracts	235
Swap Agreements	(29)
Net Change in Unrealized Appreciation (Depreciation)	4,072
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	5,405
Net Increase in Net Assets Resulting from Operations	$10,945

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,540	$5,635
Net Realized Gain	1,333	3,456
Net Change in Unrealized Appreciation (Depreciation)	4,072	1,929
Net Increase in Net Assets Resulting from Operations	10,945	11,020
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,535)	(1,619)
Class II:
Net Investment Income	(3,067)	(1,766)
Total Distributions	(5,602)	(3,385)
Capital Share Transactions:(1)
Class I:
Subscribed	6,683	9,954
Distributions Reinvested	2,535	1,619
Redeemed	(14,523)	(20,235)
Class II:
Subscribed	24,640	31,196
Distributions Reinvested	3,067	1,766
Redeemed	(22,893)	(38,204)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(491)	(13,904)
Total Increase (Decrease) in Net Assets	4,852	(6,269)
Net Assets:
Beginning of Period	186,485	192,754
End of Period (Including Accumulated Undistributed Net Investment Income of $3,856 and $5,150)	$191,337	$186,485
(1) Capital Share Transactions:
Class I:
Shares Subscribed	614	931
Shares Issued on Distributions Reinvested	236	152
Shares Redeemed	(1,337)	(1,913)
Net Decrease in Class I Shares Outstanding	(487)	(830)
Class II:
Shares Subscribed	2,276	2,958
Shares Issued on Distributions Reinvested	286	166
Shares Redeemed	(2,114)	(3,619)
Net Increase (Decrease) in Class II Shares Outstanding	448	(495)

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$10.67		$10.25		$10.68		$10.21		$10.64
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.34		0.33		0.20		0.30		0.29
Net Realized and Unrealized Gain (Loss)	0.32		0.30		(0.27)		0.49		(0.33)
Total from Investment Operations	0.66		0.63		(0.07)		0.79		(0.04)
Distributions from and/or in Excess of:
Net Investment Income	(0.35)		(0.21)		(0.36)		(0.32)		(0.39)
Net Asset Value, End of Period	$10.98		$10.67		$10.25		$10.68		$10.21
Total Return(3)	6.24%		6.11	%(4)	(0.65)%		7.85%		(0.32)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$79,752		$82,746		$88,018		$100,671		$105,420
Ratio of Expenses to Average Net Assets(6)	0.68	%(5)	0.61	%(5)	0.69	%(5)	0.65	%(5)	0.69	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.61%		N/A		0.68%		N/A
Ratio of Net Investment Income to Average Net Assets(6)	3.10	%(5)	3.06	%(5)	1.89	%(5)	2.83	%(5)	2.75	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.01%		0.02%		0.01%
Portfolio Turnover Rate	277%		376%		400%		320%		249%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.76%		0.72%		0.76%		0.80%		0.78%
Net Investment Income to Average Net Assets	3.02%		2.95%		1.82%		2.68%		2.66%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.07% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.07% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  Performance was positively impacted by approximately 1.77% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 4.34%.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Financial Highlights

Core Plus Fixed Income Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$10.64		$10.22		$10.65		$10.19		$10.62
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.31		0.30		0.17		0.27		0.26
Net Realized and Unrealized Gain (Loss)	0.31		0.30		(0.26)		0.49		(0.33)
Total from Investment Operations	0.62		0.60		(0.09)		0.76		(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.32)		(0.18)		(0.34)		(0.30)		(0.36)
Net Asset Value, End of Period	$10.94		$10.64		$10.22		$10.65		$10.19
Total Return(3)	5.89%		5.86	%(4)	(0.83)%		7.57%		(0.58)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$111,585		$103,739		$104,736		$104,837		$66,560
Ratio of Expenses to Average Net Assets(6)	0.93	%(5)	0.86	%(5)	0.94	%(5)	0.90	%(5)	0.94	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.86%		N/A		0.93%		N/A
Ratio of Net Investment Income to Average Net Assets(6)	2.85	%(5)	2.81	%(5)	1.64	%(5)	2.58	%(5)	2.50	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.01%		0.02%		0.01%
Portfolio Turnover Rate	277%		376%		400%		320%		249%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.01%		0.97%		1.04%		1.15%		1.13%
Net Investment Income to Average Net Assets	2.77%		2.70%		1.54%		2.33%		2.31%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets would have been 0.07% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.07% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  Performance was positively impacted by approximately 1.77% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class II shares would have been approximately 4.09%.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") (name changed on May 1, 2017, formerly The Universal Institutional Funds, Inc.) is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Fund seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$590	$—		$590
Agency Fixed Rate Mortgages	—	34,762	—		34,762
Asset-Backed Securities	—	20,756	—		20,756
Collateralized Mortgage Obligations — Agency Collateral Series	—	4,065	—		4,065
Commercial Mortgage- Backed Securities	—	13,359	—		13,359
Corporate Bonds	—	70,025	—	†	70,025
Mortgages — Other	—	20,168	—		20,168
Municipal Bonds	—	1,938	—		1,938
Sovereign	—	18,877	—		18,877
U.S. Treasury Security	—	4,285	—		4,285
Total Fixed Income Securities	—	188,825	—	†	188,825
Short-Term Investments
Investment Company	19,488	—	—		19,488
U.S. Treasury Securities	—	825	—		825
Total Short-Term Investments	19,488	825	—		20,313
21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Foreign Currency Forward Exchange Contracts	$—	$213	$—		$213
Futures Contracts	199	—	—		199
Interest Rate Swap Agreements	—	69	—		69
Total Assets	19,687	189,932	—		209,619
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(217)	—		(217)
Futures Contracts	(78)	—	—		(78)
Credit Default Swap Agreements	—	(201)	—		(201)
Interest Rate Swap Agreements	—	(23)	—		(23)
Total Liabilities	(78)	(441)	—		(519)
Total	$19,609	$189,491	$—	†	$209,100

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, the Fund did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Corporate Bond (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2017	$—

†  Includes one security which is valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$213
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	199	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	69	(a)
Total			$481
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(217)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(78	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(201)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(23	)(a)
Total			$(519)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(969)
Interest Rate Risk	Futures Contracts	731
Credit Risk	Swap Agreements	36
Interest Rate Risk	Swap Agreements	(167)
Total		$(369)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$39
Interest Rate Risk	Futures Contracts	235
Credit Risk	Swap Agreements	(89)
Interest Rate Risk	Swap Agreements	60
Total		$245

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

At December 31, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$213	$(217)
Swap Agreements	—	(201)
Total	$213	$(418)

(b)  Excludes exchange traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Bank of America NA	$143	$(55)	$—	$88
Barclays Bank PLC	8	—	—	8
Citibank NA	1	(1)	—	0
JPMorgan Chase Bank NA	61	(23)	—	38
Royal Bank of Canada	— @	—	—	— @
Total	$213	$(79)	$—	$134
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of America NA	$55	$(55)	$—	$0
Barclays Bank PLC	28	—	—	28
BNP Paribas SA	19	—	—	19
Citibank NA	120	(1)	—	119
Deutsche Bank AG	54	—	—	54
Goldman Sachs International	119	—	—	119
JPMorgan Chase Bank NA	23	(23)	—	0
Total	$418	$(79)	$—	$339

@  Amount is less than $500.

For the year ended December 31, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$35,166,000
Futures Contracts:
Average monthly original value	$58,088,000
Swap Agreements:
Average monthly notional amount	$12,054,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield,

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$3,522	(d)	$—	$(3,522	)(e)(f)	$0

(d)  Represents market value of loaned securities at year end.

(e)  The Fund received cash collateral of approximately $3,044,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $550,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860 "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$3,044	$—	$—	$—	$3,044
Total Borrowings	$3,044	$—	$—	$—	$3,044
Gross amount of recognized liabilities for securities lending transactions					$3,044

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

(date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.30%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.30% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares and 0.95% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $108,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than

28

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

long-term U.S. Government securities and short-term investments, were approximately $75,231,000 and $64,877,000, respectively. For the year ended December 31, 2017, purchases and sales of long-term U.S. Government securities were approximately $434,125,000 and $436,526,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $33,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$25,208	$77,106	$82,826	$153
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$19,488

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$5,602	$—	$3,385	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

29

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions, paydown adjustments and an expired capital loss carryforward, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(1,232)	$30,163	$(28,931)

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4,326	$—

During the year ended December 31, 2017, capital loss carryforwards of approximately $28,930,000 expired for federal income tax purposes.

In addition, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $2,804,000 during the year ended December 31, 2017.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 66.5%.

30

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Core Plus Fixed Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Core Plus Fixed Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Core Plus Fixed Income Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 21, 2018

31

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

32

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

33

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

34

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCPFIANN
2007286 EXP. 02.28.19

Morgan Stanley Variable Insurance Fund, Inc.
(formerly The Universal Institutional Funds, Inc.)

Annual Report – December 31, 2017

Emerging Markets Debt Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Director and Officer Information	26

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Expense Example (unaudited)

Emerging Markets Debt Portfolio

As a shareholder of the Emerging Markets Debt Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Debt Portfolio Class I	$1,000.00	$1,033.40	$1,019.56	$5.74	$5.70	1.12%
Emerging Markets Debt Portfolio Class II	1,000.00	1,033.10	1,019.31	6.00	5.96	1.17

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited)

Emerging Markets Debt Portfolio

The Fund seeks high total return by investing primarily in fixed income securities of government and government related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 9.71%, net of fees, and 9.58%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed against the Fund's benchmark, the J.P. Morgan Emerging Markets Bond Global Index (the "Index"), which returned 9.32%.

Factors Affecting Performance

•  With the close of 2017, emerging markets (EM) fixed income assets capped two consecutive years of above-average performance as markets digested the well-anticipated U.S. Federal Reserve (Fed) rate hikes with the support of sustained global economic expansion, rebounding commodity prices, and continued easy financial conditions. The U.S. Treasury curve flattened in the year as 10-year yields rose 7 basis points (bps) after touching lows of 2.04% and highs of 2.63%, while yields on the 5-year segment rose 27 bps in the year.(i) Sovereign debt outperformed corporate debt, and EM currencies strengthened versus the U.S. dollar. Prices for energy and many hard commodities continued to strengthen in the year, sustaining a rally that began early in 2015, mitigating the impact from the downturn which started in 2013. Investors set a new record by adding over $109 billion to the EM fixed income asset class, outpacing the $103 billion added in 2012.(ii) Despite the strong run and the outlook for a more challenging global liquidity backdrop, fundamentals in emerging markets have improved, supporting valuations, and the prospects for continued synchronized global economic and trade growth could lend further support to EM fixed income assets.

•  While financial market volatility for the year was one of the lowest on record, political volatility remained elevated with tensions rising, most notably in the Middle East and Asia. The election of Donald Trump to the U.S. presidency triggered a range of concerns, including the possibility of changes to the North American Free Trade Agreement (NAFTA) and the subsequent impact on the Mexican economy. Tensions on the Korean peninsula boiled as North Korea's government conducted repeated missile tests and bellicose rhetoric between North Korea and the U.S.

escalated. Additional pressure was applied to North Korea in the form of U.N. sanctions targeting economic activity not directly related to nuclear proliferation. In the Middle East, tensions flared between Qatar and four Arab nations (Saudi Arabia, Egypt, United Arab Emirates, and Bahrain), who moved to physically and politically isolate their smallest neighbor. The "group of four" accused Qatar of supporting terror groups and maintaining close relations with Iran. Qatar is of economic and strategic importance as it hosts roughly 10,000 American troops and is the world's biggest exporter of liquefied natural gas. The U.S. government also passed sanctions on Russia and Venezuela following allegations of Russian interference in the U.S. presidential election and Venezuela's repression of political opposition. Russian sanctions prompted a response by the Russian government, which ordered the expulsion of U.S. embassy staff, as well as rebukes from European allies over the potential impact to their energy security and economic interests. The U.S. administration announced additional sanctions on the Venezuelan government, which, among other restrictions, bar U.S. financial firms from dealing in new debt issuance by the Venezuelan government and by state-owned oil company Petroleos de Venezuela S.A., known as PDVSA (as of December 31, 2017, the portfolio owned PDVSA-issued bonds). However, trading in most of the existing outstanding debt is still permitted. Venezuelan assets also suffered after the government announced it would seek a debt restructuring.

•  EM external sovereign and quasi-sovereign debt returned 9.32% in the year, as measured by the Index. Bonds from high-yielding, lower-rated countries outperformed lower-yielding, higher-rated countries. Bonds from Belize, Angola, Mongolia, Iraq, and Zambia outperformed the broader market. Conversely, bonds from Venezuela, Bolivia, Latvia, Slovakia, and Lithuania lagged the broader market.

•  For the year, security selection and overweight positions in Argentina, Mexico, Brazil, Jamaica, and Indonesia contributed to relative performance. Overweight positions in Ukraine, Ghana, Mongolia, Ecuador, Nigeria, Paraguay, and Honduras also contributed to relative performance in the period.

•  Conversely, security selection in Venezuela detracted from relative performance. Underweight positions in Turkey, Uruguay, Malaysia, China, and Costa Rica also detracted from relative performance in the period.

(i)  Source: Bloomberg L.P. Data as of December 31, 2017

(ii)  Source: JP Morgan, EPFR Global. Data as of December 31, 2017

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

Management Strategies

•  From a fundamental perspective, EM economies, in aggregate, have continued to improve. The emerging markets/developed markets growth differential appears to be increasing in favor of EM as the negative growth impacts from Brazil and Russia improve. China's growth slowdown is likely to continue in the medium term, as the government emphasizes the quality of growth over rapidity. Volatility has remained low as investor concerns have been offset by global central bank liquidity and an improved outlook for global growth, despite U.S. Fed rate hikes and balance sheet reduction. This positive fundamental outlook could be threatened by a variety of factors including a sharp return of volatility, resurgence in inflation expectations, monetary policy missteps or a flare-up in geopolitical tensions. De-globalization risks may intensify as NAFTA renegotiation talks continue into 2018, but we remain constructive on the final outcome. A U.S. withdrawal from the agreement would be economically self-defeating, causing severe disruptions in the existing value chains of key U.S. industries. Moreover, the political gain from exiting NAFTA does not appear to be clear-cut, since there are segments of the president's support base that stand to lose significantly from such a decision (for example, states with strong agricultural sectors).

•  We remain optimistic about the prospects for EM fixed income for 2018 as country fundamentals and the macroeconomic environment remain supportive. The various factors both pushing and pulling investors into EM fixed income remain in place: developed market yields remain very low, economic data in EM is improving, Fed rate hikes are likely to remain gradual, U.S. protectionist inclinations may have diminished and concerns of a sharp slowdown in China have eased. We believe that EM assets should be able to weather Fed rate hikes if driven by increasing U.S. growth and not inflation; however, assets remain vulnerable to spikes in U.S. policy uncertainty from undue Fed hawkishness or Chinese policy tightening triggering a sharper-than-expected growth downturn. We are also cognizant of potential geopolitical risks, which may flare up and trigger spikes in volatility. However, we anticipate such events will be transitory and idiosyncratic to specific countries, rather than systemic.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

Performance Compared to the J.P. Morgan Emerging Markets Bond Global Index(1)

	Period Ended December 31, 2017
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	9.71%	2.41%	5.62%	7.02%
J.P. Morgan Emerging Markets Bond Global Index	9.32	3.75	7.06	8.39
Fund – Class II(4)	9.58	2.37	5.57	8.04
J.P. Morgan Emerging Markets Bond Global Index	9.32	3.75	7.06	8.91

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on June 16, 1997.

(4)  Commenced offering on December 19, 2002.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (93.8%)
Argentina (8.6%)
Corporate Bonds (5.4%)
Province of Santa Fe, 6.90%, 11/1/27 (a)		$1,210	$1,284
Provincia de Buenos Aires, 7.88%, 6/15/27		1,640	1,824
BADLAR + 3.83%, 26.96%, 5/31/22 (b)	ARS	19,454	1,058
Provincia de Cordoba, 7.45%, 9/1/24 (a)		$1,600	1,754
Provincia de Entre Rios Argentina, 8.75%, 2/8/25 (a)		2,220	2,392
Provincia de Mendoza Argentina, BADLAR + 4.38%, 27.50%, 6/9/21 (b)	ARS	17,180	923
Provincia de Rio Negro, 7.75%, 12/7/25 (a)		$600	610
Provincia del Chaco Argentina, 9.38%, 8/18/24 (a)		2,370	2,508
YPF SA, 7.00%, 12/15/47 (a)		735	730
			13,083
Sovereign (3.2%)
Argentina Bonar Bonds, BADLAR + 2.00%, 25.41%, 4/3/22 (b)	ARS	21,880	1,113
Argentine Republic Government International Bond, 6.88%, 1/26/27		$2,490	2,724
7.13%, 6/28/99 (a)(c)		1,000	1,033
7.13%, 7/6/36		720	782
7.50%, 4/22/26		580	658
Republic of Argentina, 2.50%, 12/31/38 (d)		1,850	1,365
			7,675
			20,758
Brazil (6.5%)
Corporate Bonds (3.2%)
Minerva Luxembourg SA, 5.88%, 1/19/28 (a)		1,430	1,393
8.75%, 4/3/19 (a)(e)		1,400	1,472
Petrobras Global Finance BV, 6.00%, 1/27/28 (a)		3,000	3,011
6.13%, 1/17/22		642	683
Rumo Luxembourg Sarl, 7.38%, 2/9/24		1,110	1,197
			7,756
Sovereign (3.3%)
Brazilian Government International Bond, 5.00%, 1/27/45		3,309	3,092
6.00%, 4/7/26 (c)		4,350	4,872
			7,964
			15,720
	Face Amount (000)	Value (000)
Chile (1.6%)
Corporate Bonds (1.3%)
Colbun SA, 4.50%, 7/10/24 (a)	$1,030	$1,082
Geopark Ltd., 6.50%, 9/21/24 (a)	890	915
Latam Finance Ltd., 6.88%, 4/11/24 (a)	1,000	1,045
		3,042
Sovereign (0.3%)
Empresa Nacional del Petroleo, 4.75%, 12/6/21	761	809
		3,851
China (3.4%)
Sovereign (3.4%)
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23	4,970	5,281
Three Gorges Finance I Cayman Islands Ltd., 2.30%, 6/2/21 (a)	2,090	2,056
3.70%, 6/10/25 (a)	838	861
		8,198
Colombia (1.9%)
Sovereign (1.9%)
Colombia Government International Bond, 4.38%, 7/12/21	530	560
5.00%, 6/15/45	2,350	2,491
11.75%, 2/25/20	1,250	1,499
		4,550
Croatia (1.2%)
Sovereign (1.2%)
Croatia Government International Bond, 5.50%, 4/4/23	2,620	2,894
Dominican Republic (1.1%)
Sovereign (1.1%)
Dominican Republic International Bond, 6.88%, 1/29/26 (a)	1,600	1,830
7.45%, 4/30/44 (a)	739	885
		2,715
Ecuador (2.0%)
Sovereign (2.0%)
Ecuador Government International Bond, 8.75%, 6/2/23 (a)	1,210	1,342
8.88%, 10/23/27 (a)	1,990	2,196
10.75%, 3/28/22 (a)	1,050	1,230
		4,768
Egypt (1.4%)
Sovereign (1.4%)
Egypt Government International Bond, 5.88%, 6/11/25	1,000	1,011
6.13%, 1/31/22 (a)	1,310	1,373
7.50%, 1/31/27 (a)	890	986
		3,370

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
El Salvador (0.9%)
Sovereign (0.9%)
El Salvador Government International Bond, 6.38%, 1/18/27	$1,221	$1,247
8.63%, 2/28/29 (a)	760	891
		2,138
Gabon (0.5%)
Sovereign (0.5%)
Republic of Gabon, 6.95%, 6/16/25 (a)	1,060	1,103
Ghana (1.1%)
Sovereign (1.1%)
Ghana Government International Bond, 10.75%, 10/14/30	2,000	2,758
Guatemala (0.4%)
Sovereign (0.4%)
Guatemala Government Bond, 4.50%, 5/3/26 (a)	940	953
Honduras (1.1%)
Sovereign (1.1%)
Honduras Government International Bond, 6.25%, 1/19/27 (a)	1,345	1,442
8.75%, 12/16/20	1,160	1,304
		2,746
Hungary (1.3%)
Sovereign (1.3%)
Hungary Government International Bond, 7.63%, 3/29/41 (c)	1,930	3,030
India (0.4%)
Corporate Bond (0.1%)
Adani Transmission Ltd., 4.00%, 8/3/26 (a)	282	281
Sovereign (0.3%)
Export-Import Bank of India, 3.38%, 8/5/26 (a)	790	778
		1,059
Indonesia (9.5%)
Sovereign (9.5%)
Indonesia Government International Bond, 4.13%, 1/15/25	3,450	3,590
4.75%, 1/8/26	500	544
4.75%, 1/8/26 (a)	1,430	1,557
4.75%, 7/18/47 (a)(c)	810	865
5.13%, 1/15/45 (a)	1,050	1,163
5.88%, 1/15/24 (a)	460	525
5.88%, 1/15/24	4,250	4,849
5.95%, 1/8/46 (a)	1,430	1,768
7.75%, 1/17/38	2,925	4,188
Majapahit Holding BV, 7.75%, 1/20/20	1,080	1,184
	Face Amount (000)	Value (000)
Pertamina Persero PT, 4.88%, 5/3/22	$500	$533
6.45%, 5/30/44 (a)	1,870	2,245
		23,011
Iraq (0.5%)
Sovereign (0.5%)
Iraq International Bond, 6.75%, 3/9/23 (a)	1,190	1,220
Jamaica (1.5%)
Corporate Bond (0.5%)
Digicel Group Ltd., 8.25%, 9/30/20	1,270	1,253
Sovereign (1.0%)
Jamaica Government International Bond, 7.63%, 7/9/25	520	618
7.88%, 7/28/45	520	634
8.00%, 3/15/39	1,010	1,242
		2,494
		3,747
Jordan (0.3%)
Sovereign (0.3%)
Jordan Government International Bond, 7.38%, 10/10/47 (a)	780	815
Kazakhstan (2.7%)
Sovereign (2.7%)
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22 (a)	520	538
KazAgro National Management Holding JSC, 4.63%, 5/24/23 (a)	1,420	1,443
Kazakhstan Government International Bond, 5.13%, 7/21/25 (a)	2,000	2,232
KazMunayGas National Co., JSC, 9.13%, 7/2/18	2,230	2,301
		6,514
Lithuania (0.5%)
Sovereign (0.5%)
Lithuania Government International Bond, 6.63%, 2/1/22	580	674
7.38%, 2/11/20	475	525
		1,199
Mexico (12.6%)
Corporate Bonds (1.1%)
Alfa SAB de CV, 6.88%, 3/25/44	1,440	1,555
Mexichem SAB de CV, 5.50%, 1/15/48 (a)	1,240	1,211
		2,766
Sovereign (11.5%)
Banco Nacional de Comercio Exterior SNC, 3.80%, 8/11/26 (a)	2,230	2,238

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Mexico (cont'd)
Mexico Government International Bond, 4.15%, 3/28/27 (c)	$1,928	$2,002
4.35%, 1/15/47	1,100	1,053
4.60%, 1/23/46	2,530	2,501
6.05%, 1/11/40	1,482	1,751
Petroleos Mexicanos, 4.88%, 1/24/22	3,240	3,385
5.63%, 1/23/46	2,200	2,042
6.38%, 1/23/45	2,860	2,883
6.50%, 3/13/27 (a)	1,240	1,357
6.50%, 3/13/27 - 6/2/41	4,580	4,864
6.63%, 6/15/38	1,176	1,229
6.75%, 9/21/47 (a)	990	1,036
8.63%, 12/1/23	1,350	1,600
		27,941
		30,707
Mongolia (0.3%)
Sovereign (0.3%)
Mongolia Government International Bond, 8.75%, 3/9/24 (a)	640	739
Nigeria (0.7%)
Sovereign (0.7%)
Nigeria Government International Bond, 6.38%, 7/12/23	670	713
6.50%, 11/28/27 (a)(c)	920	962
		1,675
Panama (1.6%)
Sovereign (1.6%)
Aeropuerto Internacional de Tocumen SA, 5.63%, 5/18/36 (a)	1,600	1,732
Panama Government International Bond, 4.00%, 9/22/24	294	313
5.20%, 1/30/20	480	507
8.88%, 9/30/27	883	1,285
		3,837
Paraguay (1.9%)
Sovereign (1.9%)
Paraguay Government International Bond, 4.63%, 1/25/23 (a)(c)	1,480	1,558
4.70%, 3/27/27 (a)	1,160	1,218
6.10%, 8/11/44 (a)	1,580	1,805
		4,581
Peru (2.4%)
Corporate Bond (0.4%)
Union Andina de Cementos SAA, 5.88%, 10/30/21 (a)	1,040	1,078
Sovereign (2.0%)
Corporación Financiera de Desarrollo SA, 5.25%, 7/15/29 (a)	1,298	1,356
Peruvian Government International Bond, 6.55%, 3/14/37	1,400	1,901
	Face Amount (000)		Value (000)
Petroleos del Peru SA, 4.75%, 6/19/32 (a)		$1,490	$1,510
			4,767
			5,845
Philippines (2.6%)
Sovereign (2.6%)
Philippine Government International Bond, 3.95%, 1/20/40 (c)		1,396	1,440
8.38%, 6/17/19		146	160
9.50%, 2/2/30		2,981	4,721
			6,321
Poland (1.3%)
Sovereign (1.3%)
Poland Government International Bond, 3.00%, 3/17/23		2,040	2,078
4.00%, 1/22/24		650	694
5.00%, 3/23/22		250	274
			3,046
Russia (8.1%)
Corporate Bond (0.9%)
Sibur Securities DAC, 4.13%, 10/5/23 (a)		2,120	2,124
Sovereign (7.2%)
Russian Federal Bond — OFZ, 6.40%, 5/27/20	RUB	138,750	2,384
Russian Foreign Bond — Eurobond, 4.50%, 4/4/22		$13,000	13,787
5.63%, 4/4/42		1,200	1,347
			17,518
			19,642
Senegal (0.5%)
Sovereign (0.5%)
Senegal Government International Bond, 6.25%, 5/23/33 (a)(c)		1,170	1,238
Serbia (0.6%)
Sovereign (0.6%)
Republic of Serbia, 7.25%, 9/28/21		1,235	1,414
South Africa (1.2%)
Sovereign (1.2%)
South Africa Government International Bond, 5.88%, 9/16/25		2,550	2,782
Tajikistan (0.5%)
Sovereign (0.5%)
Republic of Tajikistan International Bond, 7.13%, 9/14/27 (a)		1,230	1,184
Turkey (5.0%)
Sovereign (5.0%)
Export Credit Bank of Turkey, 5.88%, 4/24/19 (a)		1,960	2,018

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Turkey (cont'd)
Turkey Government International Bond, 3.25%, 3/23/23	$1,340	$1,272
4.88%, 4/16/43	1,600	1,408
5.63%, 3/30/21	5,822	6,138
6.88%, 3/17/36	1,200	1,341
		12,177
Ukraine (4.1%)
Sovereign (4.1%)
Ukraine Government International Bond, 7.38%, 9/25/32 (a)	1,310	1,291
7.75%, 9/1/23 - 9/1/26	8,180	8,604
		9,895
Uruguay (0.5%)
Sovereign (0.5%)
Uruguay Government International Bond, 5.10%, 6/18/50	1,160	1,290
Venezuela (1.5%)
Sovereign (1.5%)
Petroleos de Venezuela SA, 6.00%, 11/15/26	15,740	3,526
Total Fixed Income Securities (Cost $217,941)		227,016
	No. of Warrants
Warrants (0.0%)
Nigeria (0.0%)
Central Bank of Nigeria Bond, 0.00%, expires 11/15/20 (b)(f)	750	57
Venezuela (0.0%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, 0.00%, expires 4/15/20 (b)(f)	3,750	12
Total Warrants (Cost $–)		69
	Shares
Short-Term Investments (9.2%)
Securities held as Collateral on Loaned Securities (4.6%)
Investment Company (3.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	8,189,554	8,190
	Face Amount (000)
Repurchase Agreements (1.2%)
Barclays Capital, Inc., (1.37%, dated 12/29/17, due 1/2/18; proceeds $1,885; fully collateralized by a U.S. Government obligation; 1.75% due 5/15/23; valued at $1,922)	$1,885	1,885
HSBC Securities USA, Inc., (1.30%, dated 12/29/17, due 1/2/18; proceeds $145; fully collateralized by a U.S. Government obligation; 3.00% due 2/15/47; valued at $149)	145	145
	Face Amount (000)		Value (000)
Merrill Lynch & Co., Inc., (1.42%, dated 12/29/17, due 1/2/18; proceeds $965; fully collateralized by a U.S. Government obligation; 2.00% due 12/31/21; valued at $985)		$965	$965
			2,995
Total Securities held as Collateral on Loaned Securities (Cost $11,185)			11,185
	Shares
Investment Company (3.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $8,372)		8,372,269	8,372
	Face Amount (000)
Sovereign (1.1%)
Nigeria (1.1%)
Nigeria Treasury Bill, 22.45%, 8/16/18 (Cost $2,591)	NGN	1,060,000	2,683
Total Short-Term Investments (Cost $22,148)			22,240
Total Investments (103.0%) (Cost $240,089) Including $14,249 of Securities Loaned (g)(h)			249,325
Liabilities in Excess of Other Assets (-3.0%)			(7,187)
Net Assets (100.0%)			$242,138

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Floating or Variable rate securities: The rates disclosed are as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  All or a portion of this security was on loan at December 31, 2017.

(d)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2017. Maturity date disclosed is the ultimate maturity date.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2017.

(f)  Security has been deemed illiquid at December 31, 2017.

(g)  Securities are available for collateral in connection with an open foreign currency forward exchange contract.

(h)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $241,274,000. The aggregate gross unrealized appreciation is approximately $12,937,000 and the aggregate gross unrealized depreciation is approximately $5,055,000, resulting in net unrealized appreciation of approximately $7,882,000.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

BADLAR  — Buenos Aires Deposits of Large Amount Rate.

OFZ  — Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

Foreign Currency Forward Exchange Contract:

The Fund had the following foreign currency forward exchange contract open at December 31, 2017:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Depreciation (000)
JPMorgan Chase Bank NA	NGN	942,000	$2,408	8/20/18	$(169)

ARS  — Argentine Peso

NGN  — Nigerian Naira

RUB  — Russian Ruble

Portfolio Composition*

Classification	Percentage of Total Investments
Sovereign	92.4%
Short-Term Investments	5.2
Other**	2.4
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open foreign currency forward exchange contract with unrealized depreciation of approximately $169,000.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Emerging Markets Debt Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $223,527)	$232,763
Investment in Security of Affiliated Issuer, at Value (Cost $16,562)	16,562
Total Investments in Securities, at Value (Cost $240,089)	249,325
Foreign Currency, at Value (Cost $289)	281
Interest Receivable	4,530
Receivable for Fund Shares Sold	101
Due from Broker	40
Receivable from Affiliate	9
Receivable from Securities Lending Income	4
Other Assets	12
Total Assets	254,302
Liabilities:
Collateral on Securities Loaned, at Value	11,185
Payable for Advisory Fees	453
Unrealized Depreciation on Foreign Currency Forward Exchange Contract	169
Payable for Fund Shares Redeemed	144
Payable for Servicing Fees	82
Payable for Professional Fees	59
Payable for Custodian Fees	16
Payable for Administration Fees	16
Payable for Transfer Agency Fees	3
Payable for Directors' Fees and Expenses	2
Payable for Distribution Fees — Class II Shares	1
Other Liabilities	34
Total Liabilities	12,164
NET ASSETS	$242,138
Net Assets Consist of:
Paid-in-Capital	$242,043
Accumulated Undistributed Net Investment Income	12,051
Accumulated Net Realized Loss	(21,016)
Unrealized Appreciation (Depreciation) on:
Investments	9,236
Foreign Currency Forward Exchange Contracts	(169)
Foreign Currency Translations	(7)
Net Assets	$242,138
CLASS I:
Net Assets	$219,994
Net Asset Value, Offering and Redemption Price Per Share Applicable to 27,215,101 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.08
CLASS II:
Net Assets	$22,144
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,759,553 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.02
(1) Including:
Securities on Loan, at Value:	$14,249

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Emerging Markets Debt Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$14,800
Dividends from Security of Affiliated Issuer (Note H)	72
Income from Securities Loaned — Net	44
Dividends from Securities of Unaffiliated Issuers	34
Total Investment Income	14,950
Expenses:
Advisory Fees (Note B)	1,774
Servicing Fees (Note D)	396
Administration Fees (Note C)	189
Professional Fees	139
Distribution Fees — Class II Shares (Note E)	52
Shareholder Reporting Fees	32
Custodian Fees (Note G)	24
Pricing Fees	17
Transfer Agency Fees (Note F)	11
Directors' Fees and Expenses	9
Other Expenses	32
Total Expenses	2,675
Waiver of Distribution Fees — Class II Shares (Note E)	(41)
Rebate from Morgan Stanley Affiliate (Note H)	(17)
Net Expenses	2,617
Net Investment Income	12,333
Realized Loss:
Investments Sold (Net of $(53)* of Capital Gain Country Tax)	(2,702)
Foreign Currency Forward Exchange Contracts	(147)
Foreign Currency Transactions	(27)
Futures Contracts	(15)
Realized Loss	(2,891)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $77)	12,198
Foreign Currency Forward Exchange Contracts	(83)
Foreign Currency Translations	(8)
Futures Contracts	(6)
Net Change in Unrealized Appreciation (Depreciation)	12,101
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	9,210
Net Increase in Net Assets Resulting from Operations	$21,543

*  Relates to reversal of previously accrued capital gain country tax on Argentina securities.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Emerging Markets Debt Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$12,333	$13,281
Net Realized Loss	(2,891)	(6,463)
Net Change in Unrealized Appreciation (Depreciation)	12,101	16,497
Net Increase in Net Assets Resulting from Operations	21,543	23,315
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(11,836)	(12,172)
Class II:
Net Investment Income	(1,115)	(1,082)
Total Distributions	(12,951)	(13,254)
Capital Share Transactions:(1)
Class I:
Subscribed	24,150	21,035
Distributions Reinvested	11,836	12,172
Redeemed	(24,268)	(51,799)
Class II:
Subscribed	4,550	5,238
Distributions Reinvested	1,115	1,082
Redeemed	(3,953)	(5,737)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	13,430	(18,009)
Total Increase (Decrease) in Net Assets	22,022	(7,948)
Net Assets:
Beginning of Period	220,116	228,064
End of Period (Including Accumulated Undistributed Net Investment Income of $12,051 and $12,828)	$242,138	$220,116
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,994	2,659
Shares Issued on Distributions Reinvested	1,520	1,564
Shares Redeemed	(3,023)	(6,644)
Net Increase (Decrease) in Class I Shares Outstanding	1,491	(2,421)
Class II:
Shares Subscribed	568	674
Shares Issued on Distributions Reinvested	144	139
Shares Redeemed	(493)	(740)
Net Increase in Class II Shares Outstanding	219	73

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Financial Highlights

Emerging Markets Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$7.79		$7.45		$7.95		$8.22		$9.52
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.42		0.45		0.41		0.39		0.40
Net Realized and Unrealized Gain (Loss)	0.32		0.34		(0.48)		(0.13)		(1.23)
Total from Investment Operations	0.74		0.79		(0.07)		0.26		(0.83)
Distributions from and/or in Excess of:
Net Investment Income	(0.45)		(0.45)		(0.43)		(0.47)		(0.36)
Net Realized Gain	—		—		—		(0.06)		(0.11)
Total Distributions	(0.45)		(0.45)		(0.43)		(0.53)		(0.47)
Net Asset Value, End of Period	$8.08		$7.79		$7.45		$7.95		$8.22
Total Return(3)	9.71%		10.55%		(1.12)%		2.93%		(8.75)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$219,994		$200,455		$209,794		$243,906		$272,200
Ratio of Expenses to Average Net Assets(6)	1.10	%(4)	1.05	%(4)	1.09	%(4)	1.08	%(4)	1.06	%(4)
Ratio of Net Investment Income to Average Net Assets(6)	5.22	%(4)	5.72	%(4)	5.24	%(4)	4.69	%(4)	4.48	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	46%		53%		37%		81%		88%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.08%		N/A		N/A		N/A
Net Investment Income to Average Net Assets	N/A		5.69%		N/A		N/A		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.03% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.03% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Financial Highlights

Emerging Markets Debt Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$7.74		$7.40		$7.90		$8.17		$9.46
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.41		0.44		0.40		0.39		0.39
Net Realized and Unrealized Gain (Loss)	0.32		0.34		(0.48)		(0.13)		(1.22)
Total from Investment Operations	0.73		0.78		(0.08)		0.26		(0.83)
Distributions from and/or in Excess of:
Net Investment Income	(0.45)		(0.44)		(0.42)		(0.47)		(0.35)
Net Realized Gain	—		—		—		(0.06)		(0.11)
Total Distributions	(0.45)		(0.44)		(0.42)		(0.53)		(0.46)
Net Asset Value, End of Period	$8.02		$7.74		$7.40		$7.90		$8.17
Total Return(3)	9.58%		10.58%		(1.17)%		2.89%		(8.76)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$22,144		$19,661		$18,270		$19,506		$20,540
Ratio of Expenses to Average Net Assets(6)	1.15	%(4)	1.10	%(4)	1.14	%(4)	1.13	%(4)	1.11	%(4)
Ratio of Net Investment Income to Average Net Assets(6)	5.17	%(4)	5.67	%(4)	5.19	%(4)	4.64	%(4)	4.43	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	46%		53%		37%		81%		88%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.36%		1.33%		1.37%		1.43%		1.41%
Net Investment Income to Average Net Assets	4.96%		5.44%		4.96%		4.34%		4.13%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets would have been 0.03% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.03% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") (name changed on May 1, 2017, formerly The Universal Institutional Funds, Inc.) is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Fund seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Fund offers two classes of shares Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the ex-

change; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$31,383	$—	$31,383
Sovereign	—	195,633	—	195,633
Total Fixed Income Securities	—	227,016	—	227,016
Warrants	—	69	—	69
Short-Term Investments
Investment Company	16,562	—	—	16,562
Repurchase Agreements	—	2,995	—	2,995
Sovereign	—	2,683	—	2,683
Total Short-Term Investments	16,562	5,678	—	22,240
Total Assets	16,562	232,763	—	249,325
Liabilities:
Foreign Currency Forward Exchange Contract	—	(169)	—	(169)
Total	$16,562	$232,594	$—	$249,156

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, the Fund did not have any investments transfer between investment levels.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

6.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

As of December 31, 2017, the Fund did not have any open futures contracts.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2017.

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Depreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$(169)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(147)
Interest Rate Risk	Futures Contracts	(15)
Total		$(162)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(83)
Interest Rate Risk	Futures Contracts	(6)
Total		$(89)

At December 31, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contract	$—	$(169)

(a)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$(169)	$—	$—	$(169)

For the year ended December 31, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$2,724,000
Futures Contracts:
Average monthly original value	$1,874,000

7.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$14,249	(b)	$—	$(14,249	)(c)(d)	$0

(b)  Represents market value of loaned securities at year end.

(c)  The Fund received cash collateral of approximately $11,185,000, of which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $3,350,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(d)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860 "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Sovereign	$11,185	$—	$—	$—	$11,185
Total Borrowings	$11,185	$—	$—	$—	$11,185
Gross amount of recognized liabilities for securities lending transactions					$11,185

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2017, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.74% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.30% for Class I shares and 1.35% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect during the most recent reporting period.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.20% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is inappropriate. For the year ended December 31, 2017, this waiver amounted to approximately $41,000.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $107,951,000 and $103,568,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $17,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$4,330	$81,672	$69,440	$72
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$16,562

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$12,951	$—	$13,254	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and foreign capital gains tax, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(159)	$159	$—

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$12,224	$—

At December 31, 2017, the Fund had available for federal income tax purposes unused short term and long term capital losses of approximately $1,409,000 and $18,421,000 respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 68.0%.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Emerging Markets Debt Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Debt Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Debt Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 21, 2018

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

28

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMDANN
2006770 EXP. 02.28.19

Morgan Stanley Variable Insurance Fund, Inc.
(formerly The Universal Institutional Funds, Inc.)

Annual Report – December 31, 2017

Emerging Markets Equity Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	23
Federal Tax Notice	24
Director and Officer Information	25

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Expense Example (unaudited)

Emerging Markets Equity Portfolio

As a shareholder of the Emerging Markets Equity Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Equity Portfolio Class I	$1,000.00	$1,127.10	$1,018.90	$6.70	$6.36	1.25%
Emerging Markets Equity Portfolio Class II	1,000.00	1,127.10	1,018.65	6.97	6.61	1.30

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited)

Emerging Markets Equity Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 35.06%, net of fees, and 35.06%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed against the Fund's benchmark, the MSCI Emerging Markets Net Index (the "Index"), which returned 37.28%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Emerging markets (EM) equities outperformed developed market equities in 2017 with the Index returning 37.28% versus the MSCI World Index return of 22.40%. The strong EM equity rally in 2017 is notable for several reasons. As with the U.S. bull market in 2017, technology companies within EM have dominated the surge. On both a sector and country basis, leadership has been historically narrow and it is the first year in almost two decades that leadership has not been driven by commodity prices.(i) Further, volatility has been extremely low and the minor 5% drawdown in 2017 was the smallest in EM since 1993.(ii)

•  Information technology (IT) companies dominated returns to an extent not seen since the dot-com era of the late 1990s.(i) Real estate and consumer discretionary also outperformed the Index, but to a much lesser degree. The Index's technology sector rose 61% versus 49% for real estate and 40% for consumer discretionary stocks. China, Poland and South Korea were the only countries to meaningfully outperform the Index. The Fund had an average weight of 22% in technology versus the Index's weighting at 26% over the year, and a 19% allocation in China versus the Index's allocation at 28%.

•  We have long held underweight allocations to China and Korea in the portfolio over concern about both countries' slowing economic growth and China's massive debt build-up in its "old" and state-controlled portions of the economy and market. Our portfolio makes important distinctions within China, owning only those companies, including tech, which we believe have constructive secular long-term earnings growth prospects; we largely avoid those companies with state control that are not focused on shareholder returns. Considering the underweights to China and Korea, the Fund delivered strong performance by finding those other pockets of accelerating, sustainable growth in such countries as Poland and India and specific companies in Russia, Argentina and Brazil, which are recovering from historically deep recessions.

•  While our underweight allocation to China was the biggest detractor from performance from a country allocation standpoint, our strong stock selection in the country was the biggest contributor from a stock selection standpoint, and more than offset losses from allocation. Similarly, our stock selection choices leading to our slightly underweight allocation to the IT sector detracted from returns, but these losses were more than offset by our stock selection within the IT sector.

Management Strategies

•  A bullish case can be made that the leading EM tech stocks still have enormous room to grow. We are very careful in our stock selection within the sector. The question, however, is whether tech stocks will remain the only game in global markets, as seemed to be the case for much of last year. 2017 was a year of unusually low volatility, accompanied by abnormally intense concentration both in the U.S. and EMs. Whether we look at emerging markets returns by country, sector or company, they were unusually concentrated on one bet — the big tech firms, particularly from China.

•  Historically, when markets become this stretched, they tend to snap back into some semblance of balance. That snap could produce the first significant corrections in many months. But it could also produce a shift toward sectors and countries that have been overlooked and have underperformed as investors were all-consumed by the tech story. The time seems ripe for a shift, given that the global recovery has been unusually broad, lifting every major economy out of the doldrums, and creating potential opportunity in many sectors.

(i)  Source: Morgan Stanley Investment Management, FactSet and Haver Analytics

(ii)  Source: Morgan Stanley Investment Management, Bloomberg L.P. and FactSet

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited) (cont'd)

Emerging Markets Equity Portfolio

•  What keeps EM equities in good health as an asset class — even if they do experience a drawdown — is that for EM in aggregate, the EM current account is in surplus and the capital account is no longer negative, placing the asset class in better shape to sustain what has been a gradually rising U.S. interest rate environment. This has been a well-signaled U.S. rate hike cycle and the Federal Reserve's moves have been only 25 basis points at a time — in sharp contrast to the abrupt and larger rate hikes that occurred in the 1990s and early 2000s.

•  With all this in mind, we continue to own technology companies that are growing for structural reasons; we are underweight more cyclical tech plays.

•  We are constructive on those EM financials benefiting from underpenetrated credit markets and favorable interest rate environments in individual countries, and on companies benefiting from healthy domestic demand, particularly in regard to health care, travel and leisure, and select consumer discretionary and staples.

•  On a country basis, we continue to be overweight Eastern Europe, Brazil, the Philippines and Indonesia on various factors including healthy domestic demand, underpenetrated credit and the economic benefits of selective reform. We are underweight countries with decelerating growth or heavy dependence on exports such as China, Taiwan and Korea.

•  We believe Eastern European growth should continue to improve. Western European growth continues to gradually recover, as consumer pent-up demand rebounds from depressed levels and monetary conditions remain loose. Eastern Europe offers exposure to that recovery. The region has competitive currencies and labor markets, and it has been gaining market share in global manufactured exports for the past few years. Wage pressure should lead to higher inflation, especially in Poland, Hungary and Romania, which should help nominal gross domestic product (GDP) and earnings growth.

•  We remain constructive on the Southeast Asian countries of Indonesia, Malaysia and the Philippines.

•  Indonesia and Malaysia have adjusted to lower commodity prices, leading to better current and fiscal account positions, as well as bottoming GDP growth. The Philippines is one of the highest-growing countries in EM, and we think this could translate into superior earnings growth for the equity market. For the region as a whole, fiscal reforms such as subsidy reduction, tax amnesty and a widening of the tax base and infrastructure spending could provide a positive policy backdrop for the equity markets.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited) (cont'd)

Emerging Markets Equity Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the MSCI Emerging Markets Net Index(1)

	Period Ended December 31, 2017
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	35.06%	4.01%	0.46%	6.43%
MSCI Emerging Markets Net Index	37.28	4.35	1.68	6.66
Fund – Class II(4)	35.06	3.95	0.40	11.04
MSCI Emerging Markets Net Index	37.28	4.35	1.68	12.06

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 24 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on October 1, 1996.

(4)  Commenced offering on January 10, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments

Emerging Markets Equity Portfolio

	Shares	Value (000)
Common Stocks (98.4%)
Argentina (1.4%)
Banco Macro SA ADR	18,711	$2,168
Grupo Financiero Galicia SA ADR	38,964	2,566
		4,734
Austria (0.9%)
Erste Group Bank AG (a)	68,578	2,957
Brazil (7.3%)
B3 SA — Brasil Bolsa Balcao	373,938	2,563
Banco Bradesco SA (Preference)	470,733	4,829
BRF SA (a)	209,540	2,359
Itau Unibanco Holding SA (Preference)	407,321	5,275
Lojas Renner SA	342,971	3,657
Petroleo Brasileiro SA (a)	463,201	2,373
Petroleo Brasileiro SA (Preference) (a)	562,339	2,750
		23,806
Chile (1.2%)
Banco Santander Chile	8,717,709	681
Banco Santander Chile ADR	10,963	343
SACI Falabella	303,447	3,030
		4,054
China (21.4%)
AAC Technologies Holdings, Inc. (b)	37,500	667
Alibaba Group Holding Ltd. ADR (a)(c)	53,079	9,152
Bank of China Ltd. H Shares (b)	12,306,000	6,039
China Construction Bank Corp. H Shares (b)	5,946,230	5,469
China Mengniu Dairy Co., Ltd. (a)(b)	492,000	1,463
China Mobile Ltd. (b)	154,000	1,559
China Overseas Land & Investment Ltd. (b)	206,000	663
China Pacific Insurance Group Co., Ltd. H Shares (b)	799,800	3,825
China Unicom Hong Kong Ltd. (a)(b)	864,000	1,169
CSPC Pharmaceutical Group Ltd. (b)	924,000	1,866
Ctrip.com International Ltd. ADR (a)	5,862	258
JD.com, Inc. ADR (a)	60,472	2,505
NetEase, Inc. ADR	3,626	1,251
New Oriental Education & Technology Group, Inc. ADR	21,960	2,064
PetroChina Co., Ltd. H Shares (b)	1,732,000	1,209
Shenzhou International Group Holdings Ltd. (b)	227,000	2,156
Sino Biopharmaceutical Ltd. (b)	1,333,000	2,359
Sogou, Inc. ADR (a)(c)	76,628	887
TAL Education Group ADR	72,346	2,149
Tencent Holdings Ltd. (b)	455,200	23,532
		70,242
Czech Republic (0.8%)
Komercni Banka AS	63,702	2,734
Egypt (0.6%)
Commercial International Bank Egypt SAE	419,230	1,832
	Shares	Value (000)
Germany (0.7%)
Adidas AG	11,305	$2,257
Hong Kong (2.3%)
AIA Group Ltd.	405,600	3,459
Samsonite International SA	924,300	4,246
		7,705
Hungary (1.2%)
OTP Bank PLC	92,982	3,841
India (8.9%)
Ashok Leyland Ltd.	1,728,501	3,218
Bharat Petroleum Corp., Ltd.	432,783	3,506
Housing Development Finance Corp., Ltd.	100,457	2,688
ICICI Bank Ltd.	301,848	1,480
ICICI Bank Ltd. ADR	104,800	1,020
IndusInd Bank Ltd. (Foreign)	127,743	3,299
Marico Ltd.	754,612	3,812
Maruti Suzuki India Ltd.	26,537	4,039
Shree Cement Ltd.	9,526	2,702
Zee Entertainment Enterprises Ltd.	358,577	3,268
		29,032
Indonesia (4.8%)
Astra International Tbk PT	4,257,600	2,603
Bank Mandiri Persero Tbk PT	5,568,800	3,280
Bumi Serpong Damai Tbk PT	9,479,600	1,188
Semen Indonesia Persero Tbk PT	3,046,500	2,223
Telekomunikasi Indonesia Persero Tbk PT	8,514,800	2,771
Unilever Indonesia Tbk PT	626,400	2,581
XL Axiata Tbk PT (a)	5,037,425	1,099
		15,745
Korea, Republic of (10.1%)
CJ Corp.	12,422	2,107
Coway Co., Ltd.	17,773	1,619
Hanssem Co., Ltd.	6,403	1,077
Hugel, Inc. (a)	3,818	1,989
Hyundai Development Co-Engineering & Construction	39,848	1,435
Hyundai Motor Co.	15,346	2,236
Korea Aerospace Industries Ltd. (c)	38,273	1,694
Korea Electric Power Corp.	57,643	2,054
Mando Corp.	6,937	1,994
NAVER Corp.	4,438	3,603
Samsung Electronics Co., Ltd.	3,952	9,389
Samsung Electronics Co., Ltd. (Preference)	1,998	3,895
		33,092
Malaysia (4.2%)
Genting Malaysia Bhd	2,243,000	3,120
IHH Healthcare Bhd	2,155,400	3,121
Malayan Banking Bhd	1,066,601	2,581
Malaysia Airports Holdings Bhd	898,600	1,957
Sime Darby Bhd	1,198,900	653
Sime Darby Plantation Bhd (a)	1,198,900	1,777
Sime Darby Property Bhd (a)	1,198,900	527
		13,736

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

	Shares	Value (000)
Mexico (3.0%)
Alsea SAB de CV	403,949	$1,322
Fomento Economico Mexicano SAB de CV ADR	36,953	3,470
Grupo Financiero Banorte SAB de CV Series O	897,410	4,926
		9,718
Pakistan (0.5%)
Lucky Cement Ltd.	5,700	27
United Bank Ltd.	877,200	1,494
		1,521
Panama (0.7%)
Copa Holdings SA, Class A	16,923	2,269
Peru (1.5%)
Credicorp Ltd.	23,124	4,797
Philippines (3.0%)
Ayala Corp.	76,860	1,563
Ayala Land, Inc.	1,620,000	1,444
Metropolitan Bank & Trust Co.	1,817,775	3,690
SM Investments Corp.	155,234	3,074
		9,771
Poland (5.3%)
Bank Zachodni WBK SA	24,926	2,831
CCC SA	35,372	2,887
Jeronimo Martins SGPS SA	80,189	1,557
LPP SA	925	2,361
Powszechna Kasa Oszczednosci Bank Polski SA (a)	304,422	3,867
Powszechny Zaklad Ubezpieczen SA	321,753	3,889
		17,392
Russia (4.9%)
Gazprom PJSC ADR	3,830	17
Gazprom PJSC ADR	580,408	2,559
Mail.ru Group Ltd. GDR (a)	40,833	1,176
MMC Norilsk Nickel PJSC ADR	169,268	3,158
Sberbank of Russia PJSC ADR	285,527	4,833
X5 Retail Group N.V. GDR (a)	62,712	2,367
Yandex N.V., Class A (a)	62,253	2,039
		16,149
South Africa (4.2%)
AVI Ltd.	311,056	2,774
Capitec Bank Holdings Ltd.	34,165	3,025
Clicks Group Ltd. (c)	132,695	1,942
Discovery Ltd.	131,387	1,975
Imperial Holdings Ltd.	57,461	1,216
Naspers Ltd., Class N	9,643	2,687
Standard Bank Group Ltd.	12,071	190
		13,809
Switzerland (0.3%)
DKSH Holding AG	9,952	871
Taiwan (7.5%)
Advanced Semiconductor Engineering, Inc.	936,476	1,202
Advantech Co., Ltd.	123,195	871
Delta Electronics, Inc.	388,326	1,870
	Shares	Value (000)
Hon Hai Precision Industry Co., Ltd.	539,965	$1,720
Largan Precision Co., Ltd.	16,000	2,155
MediaTek, Inc.	149,000	1,469
Nanya Technology Corp.	481,000	1,224
Nien Made Enterprise Co., Ltd.	181,000	1,934
President Chain Store Corp.	116,000	1,106
Taiwan Semiconductor Manufacturing Co., Ltd.	1,439,000	11,057
		24,608
United States (1.7%)
MercadoLibre, Inc.	17,335	5,455
Total Common Stocks (Cost $216,900)		322,127
Short-Term Investments (2.4%)
Securities held as Collateral on Loaned Securities (0.6%)
Investment Company (0.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $1,759)	1,759,418	1,759
Investment Company (1.8%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $6,042)	6,041,981	6,042
Total Short-Term Investments (Cost $7,801)		7,801
Total Investments (100.8%) (Cost $224,701) Including $12,009 of Securities Loaned (d)(e)		329,928
Liabilities in Excess of Other Assets (-0.8%)		(2,653)
Net Assets (100.0%)		$327,275

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at December 31, 2017.

(d)  The approximate fair value and percentage of net assets, $267,454,000 and 81.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $225,785,000. The aggregate gross unrealized appreciation is approximately $107,372,000 and the aggregate gross unrealized depreciation is approximately $3,230,000, resulting in net unrealized appreciation of approximately $104,142,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	61.3%
Banks	24.4
Internet Software & Services	14.3
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Emerging Markets Equity Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $216,900)	$322,127
Investment in Security of Affiliated Issuer, at Value (Cost $7,801)	7,801
Total Investments in Securities, at Value (Cost $224,701)	329,928
Foreign Currency, at Value (Cost $67)	66
Receivable for Investments Sold	428
Dividends Receivable	224
Tax Reclaim Receivable	80
Receivable for Fund Shares Sold	28
Receivable from Affiliate	5
Receivable from Securities Lending Income	2
Other Assets	20
Total Assets	330,781
Liabilities:
Collateral on Securities Loaned, at Value	1,759
Deferred Capital Gain Country Tax	480
Payable for Advisory Fees	563
Payable for Custodian Fees	300
Payable for Servicing Fees	150
Payable for Fund Shares Redeemed	86
Payable for Professional Fees	58
Payable for Investments Purchased	24
Payable for Administration Fees	22
Payable for Directors' Fees and Expenses	5
Payable for Transfer Agency Fees	5
Payable for Distribution Fees — Class II Shares	2
Other Liabilities	52
Total Liabilities	3,506
NET ASSETS	$327,275
Net Assets Consist of:
Paid-in-Capital	$228,674
Accumulated Undistributed Net Investment Income	1,239
Accumulated Net Realized Loss	(7,557)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $307 of Deferred Capital Gain Country Tax)	104,920
Foreign Currency Translations	(1)
Net Assets	$327,275
CLASS I:
Net Assets	$238,026
Net Asset Value, Offering and Redemption Price Per Share Applicable to 13,487,535 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$17.65
CLASS II:
Net Assets	$89,249
Net Asset Value, Offering and Redemption Price Per Share Applicable to 5,074,779 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$17.59
(1) Including:
Securities on Loan, at Value:	$12,009

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Emerging Markets Equity Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $624 of Foreign Taxes Withheld)	$5,340
Dividends from Security of Affiliated Issuer (Note H)	35
Income from Securities Loaned — Net	17
Total Investment Income	5,392
Expenses:
Advisory Fees (Note B)	2,533
Servicing Fees (Note D)	475
Custodian Fees (Note G)	431
Administration Fees (Note C)	238
Distribution Fees — Class II Shares (Note E)	215
Professional Fees	132
Shareholder Reporting Fees	56
Transfer Agency Fees (Note F)	16
Pricing Fees	13
Directors' Fees and Expenses	10
Other Expenses	39
Total Expenses	4,158
Waiver of Advisory Fees (Note B)	(217)
Waiver of Distribution Fees — Class II Shares (Note E)	(172)
Rebate from Morgan Stanley Affiliate (Note H)	(8)
Net Expenses	3,761
Net Investment Income	1,631
Realized Gain (Loss):
Investments Sold (Net of $257 of Capital Gain Country Tax)	17,230
Foreign Currency Forward Exchange Contracts	37
Foreign Currency Transactions	(74)
Net Realized Gain	17,193
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $151)	68,247
Foreign Currency Forward Exchange Contracts	(71)
Foreign Currency Translations	7
Net Change in Unrealized Appreciation (Depreciation)	68,183
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	85,376
Net Increase in Net Assets Resulting from Operations	$87,007

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Emerging Markets Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,631	$1,937
Net Realized Gain (Loss)	17,193	(5,698)
Net Change in Unrealized Appreciation (Depreciation)	68,183	21,770
Net Increase in Net Assets Resulting from Operations	87,007	18,009
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,590)	(925)
Class II:
Net Investment Income	(640)	(342)
Total Distributions	(2,230)	(1,267)
Capital Share Transactions:(1)
Class I:
Subscribed	32,549	20,146
Distributions Reinvested	1,590	925
Redeemed	(30,630)	(62,883)
Class II:
Subscribed	20,588	18,007
Distributions Reinvested	640	342
Redeemed	(33,054)	(19,821)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(8,317)	(43,284)
Total Increase (Decrease) in Net Assets	76,460	(26,542)
Net Assets:
Beginning of Period	250,815	277,357
End of Period (Including Accumulated Undistributed Net Investment Income of $1,239 and $2,133)	$327,275	$250,815
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,061	1,547
Shares Issued on Distributions Reinvested	101	70
Shares Redeemed	(1,930)	(4,833)
Net Increase (Decrease) in Class I Shares Outstanding	232	(3,216)
Class II:
Shares Subscribed	1,364	1,370
Shares Issued on Distributions Reinvested	41	26
Shares Redeemed	(2,155)	(1,511)
Net Decrease in Class II Shares Outstanding	(750)	(115)

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Financial Highlights

Emerging Markets Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$13.16		$12.39		$13.98		$14.69		$15.03
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09		0.10		0.08		0.08		0.08
Net Realized and Unrealized Gain (Loss)	4.52		0.73		(1.56)		(0.73)		(0.24)
Total from Investment Operations	4.61		0.83		(1.48)		(0.65)		(0.16)
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		(0.06)		(0.11)		(0.06)		(0.18)
Net Asset Value, End of Period	$17.65		$13.16		$12.39		$13.98		$14.69
Total Return(3)	35.06%		6.74%		(10.69)%		(4.49)%		(1.02)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$238,026		$174,423		$204,032		$268,121		$271,285
Ratio of Expenses to Average Net Assets(9)	1.25	%(4)	1.28	%(4)(7)	1.40	%(4)(6)	1.42	%(4)(5)	1.41	%(4)(5)
Ratio of Net Investment Income to Average Net Assets(9)	0.56	%(4)	0.74	%(4)	0.55	%(4)	0.53	%(4)	0.57	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%
Portfolio Turnover Rate	37%		34%		38%		45%		48%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.32%		1.39%		1.64%		1.70%		1.71%
Net Investment Income to Average Net Assets	0.49%		0.63%		0.31%		0.25%		0.27%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.42% for Class I shares. Prior to March 1, 2012, the maximum ratio was 1.55% for Class I shares.

(6)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class I shares. Prior to September 30, 2015, the maximum ratio was 1.42% for Class I shares.

(7)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class I shares. Prior to September 30, 2016, the maximum ratio was 1.35% for Class I shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Financial Highlights

Emerging Markets Equity Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$13.11		$12.35		$13.93		$14.64		$14.98
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.08		0.09		0.07		0.07		0.08
Net Realized and Unrealized Gain (Loss)	4.51		0.73		(1.55)		(0.73)		(0.25)
Total from Investment Operations	4.59		0.82		(1.48)		(0.66)		(0.17)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.06)		(0.10)		(0.05)		(0.17)
Net Asset Value, End of Period	$17.59		$13.11		$12.35		$13.93		$14.64
Total Return(3)	35.06%		6.62%		(10.71)%		(4.55)%		(1.10)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$89,249		$76,392		$73,325		$87,934		$101,815
Ratio of Expenses to Average Net Assets(9)	1.30	%(4)	1.33	%(4)(7)	1.45	%(4)(6)	1.47	%(4)(5)	1.46	%(4)(5)
Ratio of Net Investment Income to Average Net Assets(9)	0.51	%(4)	0.69	%(4)	0.50	%(4)	0.48	%(4)	0.52	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%
Portfolio Turnover Rate	37%		34%		38%		45%		48%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.57%		1.64%		1.92%		2.05%		2.06%
Net Investment Income (Loss) to Average Net Assets	0.24%		0.38%		0.03%		(0.10)%		(0.08)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.47% for Class II shares. Prior to March 1, 2012, the maximum ratio was 1.60% for Class II shares.

(6)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class II shares. Prior to September 30, 2015, the maximum ratio was 1.47% for Class II shares.

(7)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class II shares. Prior to September 30, 2016, the maximum ratio was 1.40% for Class II shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") (name changed on May 1, 2017, formerly The Universal Institutional Funds, Inc.) is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$1,694	$—	$1,694
Airlines	2,269	—	—	2,269
Auto Components	—	1,994	—	1,994
Automobiles	—	8,878	—	8,878
Banks	16,501	63,546	—	80,047
Beverages	3,470	—	—	3,470
Biotechnology	—	1,989	—	1,989
Capital Markets	—	2,563	—	2,563
Construction & Engineering	—	1,435	—	1,435
Construction Materials	—	4,952	—	4,952
Distributors	—	1,216	—	1,216
Diversified Consumer Services	4,213	—	—	4,213
Diversified Financial Services	—	1,563	—	1,563
Diversified Telecommunication Services	—	3,940	—	3,940
Electric Utilities	—	2,054	—	2,054
Electronic Equipment, Instruments & Components	—	6,412	—	6,412
Food & Staples Retailing	—	6,972	—	6,972
Food Products	1,777	6,596	—	8,373
Health Care Providers & Services	—	3,121	—	3,121
Hotels, Restaurants & Leisure	1,322	3,120	—	4,442
Household Durables	—	4,630	—	4,630
Household Products	—	2,581	—	2,581
Industrial Conglomerates	—	5,834	—	5,834
Insurance	—	13,148	—	13,148
Internet & Direct Marketing Retail	2,763	—	—	2,763
Internet Software & Services	18,784	28,311	—	47,095
Machinery	—	3,218	—	3,218
Media	—	5,955	—	5,955
Metals & Mining	—	3,158	—	3,158
Multi-Line Retail	3,030	3,657	—	6,687
Oil, Gas & Consumable Fuels	17	12,397	—	12,414
Personal Products	—	3,812	—	3,812
Pharmaceuticals	—	4,225	—	4,225
Professional Services	—	871	—	871
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Real Estate Management & Development	$527	$3,295	$—	$3,822
Semiconductors & Semiconductor Equipment	—	14,952	—	14,952
Tech Hardware, Storage & Peripherals	—	14,155	—	14,155
Textiles, Apparel & Luxury Goods	—	13,907	—	13,907
Thrifts & Mortgage Finance	—	2,688	—	2,688
Transportation Infrastructure	—	1,957	—	1,957
Wireless Telecommunication Services	—	2,658	—	2,658
Total Common Stocks	54,673	267,454	—	322,127
Short-Term Investments
Investment Company	7,801	—	—	7,801
Total Assets	$62,474	$267,454	$—	$329,928

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $220,416,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

As of December 31, 2017, the Fund did not have any open foreign currency forward exchange contracts.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$37
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(71)

For the year ended December 31, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$970,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$12,009	(a)	$—	$(12,009	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $1,759,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $10,563,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860 "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$1,759	$—	$—	$—	$1,759
Total Borrowings	$1,759	$—	$—	$—	$1,759
Gross amount of recognized liabilities for securities lending transactions					$1,759

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
0.85%	0.75%	0.70%	0.65%

For the year ended December 31, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.77% of the Fund's average daily net assets.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I shares and 1.30% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $217,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the

Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.20% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2017, this waiver amounted to approximately $172,000.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $107,194,000 and $118,552,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $8,000 relating to the Fund's investment in the Liquidity Funds.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$8,145	$65,728	$66,072	$35
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$7,801

During the year ended December 31, 2017, the Fund incurred approximately $14,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Adviser and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,230	$—	$1,267	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, foreign capital gains tax and an expired capital loss carryforward, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(295)	$23,678	$(23,383)

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,272	$—

At December 31, 2017, the Fund had available for federal income tax purposes unused short term capital losses of approximately $6,470,000 that do not have an expiration date.

During the year ended December 31, 2017, capital loss carryforwards of approximately $23,383,000 expired for federal income tax purposes.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $17,351,000.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 37.3%.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Emerging Markets Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Equity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Equity Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 21, 2018

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders 0.85% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $3,900,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $863,000 and has derived net income from sources within foreign countries amounting to approximately $5,953,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMEANN
2006481 EXP. 02.28.19

Morgan Stanley Variable Insurance Fund, Inc.
(formerly The Universal Institutional Funds, Inc.)

Annual Report – December 31, 2017

Global Infrastructure Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
Director and Officer Information	21

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Expense Example (unaudited)

Global Infrastructure Portfolio

As a shareholder of the Global Infrastructure Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Infrastructure Portfolio Class I	$1,000.00	$1,036.10	$1,020.87	$4.41	$4.38	0.86%
Global Infrastructure Portfolio Class II	1,000.00	1,033.00	1,019.61	5.69	5.65	1.11

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited)

Global Infrastructure Portfolio

The Fund seeks both capital appreciation and current income.

Performance

For the fiscal year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 12.96%, net of fees, and 12.54%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed against the Fund's benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned 15.79%, and underperformed the Standard & Poor's Global BMI Index ("S&P Global BMI Index"), a proxy for global equities, which returned 24.69%.

Factors Affecting Performance

•  Infrastructure shares appreciated 15.79% during the period, as measured by the Index. Amongst infrastructure sectors, toll roads, airports, diversified, communications, water, and gas distribution utilities outperformed the Index, while gas midstream, pipeline companies, electricity transmission & distribution, ports, and European regulated utilities underperformed.

•  Following a positive year for the asset class in 2016, infrastructure securities continued their strong performance in 2017, albeit lagging global equity markets, which ended the year up 24.69% (as represented by the S&P Global BMI Index). All infrastructure sectors posted positive absolute performance in 2017, yet there was a wide dispersion in returns across sectors, with energy infrastructure the laggard for much of the year and transportation infrastructure (primarily toll roads and airports) leading the way.

•  Though a strong year for the asset class overall (consistent with the broader equity markets), infrastructure did end the year with a relatively flat fourth quarter (+0.51%). Infrastructure's modest gains in the fourth quarter represented a divergence from the overall global equity markets (+5.85% for the S&P Global BMI Index in that period). We would note that the fourth-quarter performance for infrastructure was meaningfully negatively impacted by adverse events (both direct and derivative) brought on by wildfires in the state of California, as several large utilities operate there. Without this adverse impact, performance for infrastructure securities in the quarter may have been appreciably higher.

•  For the reporting period, the Fund realized underperformance, caused primarily by unfavorable bottom-up stock selection and somewhat offset by a positive contribution from top-down sector allocation. From a bottom-up perspective, the Fund benefited from favorable stock selection in the communications and gas midstream sectors, which was more than offset by the underperformance of our stock selection in the pipeline companies, toll roads, electricity transmission & distribution, and water sectors. From a top-down perspective, the Fund benefited from overweights to toll roads, renewables, diversified, and railroads, as well as underweights to gas midstream and electricity transmission & distribution, which was only modestly offset by disadvantageous underweights to communications and airports. Cash held in the portfolio also served as a modest drag on performance for the year.

Management Strategies

•  We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and net asset value growth prospects.

•  Our research currently leads us to an overweighting in the Fund to a group of companies in the toll roads and diversified sectors, and an underweighting to companies in the gas distribution utilities, electricity transmission & distribution, gas midstream, communications, European regulated utilities, airports, water, ports, and pipeline companies sectors. We continue to retain out-of-benchmark positions in renewables and railroads, with our positions in renewables representing the largest exposure from an industry-line perspective.

•  Given the strong overall performance of infrastructure in 2017 and the particularly strong performance in certain subsectors outside of energy infrastructure (with some subsectors up greater than 30% in 2017), we begin 2018 with a more cautious stance. In general, we view no

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

specific subsector as universally undervalued. However, we are encouraged by solid discounts to intrinsic value for select companies, and we view the recent sell-off in network utilities during December 2017 as a healthy acknowledgement of that area of market excess. Financial markets in general, including those for listed infrastructure, look stretched relative to historical norms, but fundamental trends remain sound to improving in most industry areas, reflecting a global economy growing in synchronized fashion for the first time since the financial crisis of 2008 and early 2009. For listed infrastructure industry groups, we believe these positive fundamental trends are likely to continue into 2018.

•  We would note that while fewer companies are currently trading at attractive discounts to intrinsic value, we do believe our portfolio currently reflects a set of companies that remain attractive to core infrastructure investors over the medium to long term, and pockets of value are emerging in a number of areas, even in the absence of a broader market sell-off. Currently, we are closely monitoring developments in the areas of energy infrastructure in North America, network utilities in the U.K. and the state of California, and transportation infrastructure in Latin America, just to name a few examples. As always, we will look to position the portfolio in a fashion that provides our investors the best medium- to long-term value in the infrastructure universe.

*  Performance shown for the Fund's Class I shares reflects the performance of the Class X shares of VIS Global Infrastructure for periods prior to April 28, 2014.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1) and the S&P Global BMI Index(2)

	Period Ended December 31, 2017
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(4)	12.96%	8.89%	6.02%	8.31%
Dow Jones Brookfield Global Infrastructure IndexSM	15.79	8.50	6.66	9.43
S&P Global BMI Index	24.69	11.59	5.50	8.21
Fund – Class II(4)	12.54	8.59	5.75	5.01
Dow Jones Brookfield Global Infrastructure IndexSM	15.79	8.50	6.66	7.66
S&P Global BMI Index	24.69	11.59	5.50	5.76

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure IndexSM for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The S&P Global BMI Index is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 25 developed and 22 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  On April 28, 2014, the Universal Institutional Funds, Inc., on behalf of the Fund, acquired substantially all of the assets and liabilities of Morgan Stanley Select Dimensions Investment Series — Global Infrastructure Portfolio ("SD Global Infrastructure") and Morgan Stanley Variable Investment Series — Global Infrastructure Portfolio ("VIS Global Infrastructure") in exchange for shares of the Fund. The Fund adopted the financial and performance history of VIS Global Infrastructure. As a result, performance shown for Class I shares and Class II shares reflects the performance history of VIS Global Infrastructure's Class X shares and Class Y shares, respectively, for periods prior to April 28, 2014. VIS Global Infrastructure's Class X shares commenced operations on March 1, 1990 and Class Y shares commenced operations on June 5, 2000.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments

Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (96.1%)
Australia (7.8%)
APA Group	91,079	$591
Macquarie Atlas Roads Group	300,432	1,470
Spark Infrastructure Group	634,183	1,240
Sydney Airport	296,710	1,627
Transurban Group	255,451	2,473
		7,401
Canada (15.3%)
Canadian Pacific Railway Ltd.	8,270	1,511
Enbridge, Inc.	123,576	4,833
Hydro One Ltd. (a)	45,494	811
Inter Pipeline Ltd. (b)	32,048	663
Pembina Pipeline Corp.	61,640	2,232
TransCanada Corp. (b)	93,510	4,551
		14,601
China (4.9%)
ENN Energy Holdings Ltd. (c)	90,000	639
Guangdong Investment Ltd. (c)	505,666	677
Hopewell Highway Infrastructure Ltd. (c)	5,320,500	3,394
		4,710
France (7.5%)
Aeroports de Paris (ADP)	1,860	353
Getlink SE	141,290	1,817
SES SA	29,269	456
Vinci SA	44,300	4,520
		7,146
Germany (0.4%)
Fraport AG Frankfurt Airport Services Worldwide	3,700	407
India (0.8%)
Azure Power Global Ltd. (d)	56,254	799
Italy (3.7%)
Atlantia SpA	63,466	2,002
Infrastrutture Wireless Italiane SpA (a)	83,370	620
Italgas SpA	86,747	529
Snam SpA	77,700	381
		3,532
Japan (1.4%)
East Japan Railway Co.	9,200	897
West Japan Railway Co.	5,800	423
		1,320
Mexico (2.7%)
Grupo Aeroportuario del Pacifico SAB de CV	6,900	71
Promotora y Operadora de Infraestructura SAB de CV	251,985	2,490
		2,561
Netherlands (0.4%)
Koninklijke Vopak N.V.	8,118	356
New Zealand (0.3%)
Auckland International Airport Ltd.	60,627	278
	Shares	Value (000)
Spain (11.0%)
Abertis Infraestructuras SA	22,774	$507
Aena SME SA (a)	730	148
Atlantica Yield PLC	234,869	4,981
Ferrovial SA	74,281	1,683
Saeta Yield SA	268,526	3,161
		10,480
Switzerland (0.2%)
Flughafen Zurich AG (Registered)	720	165
United Kingdom (11.0%)
John Laing Group PLC (a)	1,035,861	4,106
National Grid PLC	333,126	3,913
Pennon Group PLC	50,426	531
Severn Trent PLC	24,846	725
United Utilities Group PLC	104,079	1,165
		10,440
United States (28.7%)
American Tower Corp. REIT	28,720	4,098
American Water Works Co., Inc.	10,390	951
Atmos Energy Corp.	10,480	900
Cheniere Energy, Inc. (d)	13,010	700
Crown Castle International Corp. REIT	31,685	3,517
Edison International	28,380	1,795
Enbridge Energy Management LLC (d)	106,034	1,420
Eversource Energy	19,309	1,220
Kinder Morgan, Inc.	144,763	2,616
NiSource, Inc.	18,053	463
Norfolk Southern Corp.	3,959	574
PG&E Corp.	43,677	1,958
SBA Communications Corp. REIT (d)	5,482	896
Sempra Energy	25,666	2,744
Targa Resources Corp.	3,230	156
Union Pacific Corp.	7,420	995
Williams Cos., Inc. (The)	78,586	2,396
		27,399
Total Common Stocks (Cost $75,001)		91,595
	No. of Rights
Right (0.0%)
Australia (0.0%)
Transurban Group (d) (Cost $—)	19,931	16
	Shares
Short-Term Investments (8.6%)
Securities held as Collateral on Loaned Securities (4.7%)
Investment Company (3.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	3,320,399	3,320

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments (cont'd)

Global Infrastructure Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (1.2%)
Barclays Capital, Inc., (1.37%, dated 12/29/17, due 1/2/18; proceeds $764; fully collateralized by a U.S. Government obligation; 1.75% due 5/15/23; valued at $779)	$764	$764
HSBC Securities USA, Inc., (1.30%, dated 12/29/17, due 1/2/18; proceeds $59; fully collateralized by a U.S. Government obligation; 3.00% due 2/15/47; valued at $60)	59	59
Merrill Lynch & Co., Inc., (1.42%, dated 12/29/17, due 1/2/18; proceeds $392; fully collateralized by a U.S. Government obligation; 2.00% due 12/31/21; valued at $399)	392	392
		1,215
Total Securities held as Collateral on Loaned Securities (Cost $4,535)		4,535
	Shares
Investment Company (3.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $3,703)	3,702,793	3,703
Total Short-Term Investments (Cost $8,238)		8,238
Total Investments (104.7%) (Cost $83,239) Including $5,000 of Securities Loaned (e)(f)		99,849
Liabilities in Excess of Other Assets (-4.7%)		(4,499)
Net Assets (100.0%)		$95,350

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at December 31, 2017.

(c)  Security trades on the Hong Kong exchange.

(d)  Non-income producing security.

(e)  The approximate fair value and percentage of net assets, $41,254,000 and 43.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $84,622,000. The aggregate gross unrealized appreciation is approximately $16,565,000 and the aggregate gross unrealized depreciation is approximately $1,338,000, resulting in net unrealized appreciation of approximately $15,227,000.

REIT  Real Estate Investment Trust.

Portfolio Composition*

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	27.4%
Other**	15.9
Toll Road	14.9
Electricity Transmission & Distribution	11.5
Diversified	10.8
Communications	10.1
Renewables	9.4
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Global Infrastructure Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $76,216)	$92,826
Investment in Security of Affiliated Issuer, at Value (Cost $7,023)	7,023
Total Investments in Securities, at Value (Cost $83,239)	99,849
Foreign Currency, at Value (Cost $33)	34
Receivable for Investments Sold	339
Dividends Receivable	279
Receivable for Fund Shares Sold	62
Tax Reclaim Receivable	24
Receivable from Affiliate	3
Receivable from Securities Lending Income	—	@
Other Assets	9
Total Assets	100,599
Liabilities:
Collateral on Securities Loaned, at Value	4,535
Payable for Investments Purchased	345
Payable for Fund Shares Redeemed	141
Payable for Advisory Fees	66
Payable for Professional Fees	55
Payable for Custodian Fees	39
Payable for Servicing Fees	38
Payable for Distribution Fees — Class II Shares	10
Payable for Administration Fees	6
Payable for Transfer Agency Fees	2
Other Liabilities	12
Total Liabilities	5,249
NET ASSETS	$95,350
Net Assets Consist of:
Paid-in-Capital	$74,150
Accumulated Undistributed Net Investment Income	2,698
Accumulated Undistributed Net Realized Gain	1,891
Unrealized Appreciation (Depreciation) on:
Investments	16,610
Foreign Currency Translations	1
Net Assets	$95,350
CLASS I:
Net Assets	$50,116
Net Asset Value, Offering and Redemption Price Per Share Applicable to 6,339,211 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.91
CLASS II:
Net Assets	$45,234
Net Asset Value, Offering and Redemption Price Per Share Applicable to 5,759,723 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.85
(1) Including:
Securities on Loan, at Value:	$5,000

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Global Infrastructure Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $170 of Foreign Taxes Withheld)	$3,545
Dividends from Security of Affiliated Issuer (Note H)	35
Income from Securities Loaned — Net	23
Total Investment Income	3,603
Expenses:
Advisory Fees (Note B)	798
Servicing Fees (Note D)	138
Professional Fees	132
Distribution Fees — Class II Shares (Note E)	106
Administration Fees (Note C)	75
Custodian Fees (Note G)	56
Shareholder Reporting Fees	21
Pricing Fees	7
Transfer Agency Fees (Note F)	6
Directors' Fees and Expenses	6
Other Expenses	21
Total Expenses	1,366
Waiver of Advisory Fees (Note B)	(443)
Rebate from Morgan Stanley Affiliate (Note H)	(8)
Net Expenses	915
Net Investment Income	2,688
Realized Gain:
Investments Sold	3,539
Foreign Currency Transactions	14
Realized Gain	3,553
Change in Unrealized Appreciation (Depreciation):
Investments	4,917
Foreign Currency Translations	4
Net Change in Unrealized Appreciation (Depreciation)	4,921
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	8,474
Net Increase in Net Assets Resulting from Operations	$11,162

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Global Infrastructure Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,688	$2,346
Net Realized Gain	3,553	3,551
Net Change in Unrealized Appreciation (Depreciation)	4,921	5,385
Net Increase in Net Assets Resulting from Operations	11,162	11,282
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,193)	(1,205)
Net Realized Gain	(2,396)	(3,193)
Class II:
Net Investment Income	(921)	(651)
Net Realized Gain	(2,005)	(1,889)
Total Distributions	(6,515)	(6,938)
Capital Share Transactions:(1)
Class I:
Subscribed	1,883	1,499
Distributions Reinvested	3,589	4,398
Redeemed	(9,806)	(9,718)
Class II:
Subscribed	13,845	19,662
Distributions Reinvested	2,926	2,540
Redeemed	(11,267)	(8,942)
Net Increase in Net Assets Resulting from Capital Share Transactions	1,170	9,439
Total Increase in Net Assets	5,817	13,783
Net Assets:
Beginning of Period	89,533	75,750
End of Period (Including Accumulated Undistributed Net Investment Income of $2,698 and $2,349)	$95,350	$89,533
(1) Capital Share Transactions:
Class I:
Shares Subscribed	241	195
Shares Issued on Distributions Reinvested	474	573
Shares Redeemed	(1,249)	(1,283)
Net Decrease in Class I Shares Outstanding	(534)	(515)
Class II:
Shares Subscribed	1,774	2,563
Shares Issued on Distributions Reinvested	389	332
Shares Redeemed	(1,441)	(1,181)
Net Increase in Class II Shares Outstanding	722	1,714
The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Financial Highlights

Global Infrastructure Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(2)		2015		2014(1)		2013
Net Asset Value, Beginning of Period	$7.53		$7.08		$9.31		$9.64		$9.19
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.23		0.22		0.22		0.20		0.20
Net Realized and Unrealized Gain (Loss)	0.72		0.88		(1.36)		1.16		1.32
Total from Investment Operations	0.95		1.10		(1.14)		1.36		1.52
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.18)		(0.16)		(0.25)		(0.26)
Net Realized Gain	(0.38)		(0.47)		(0.93)		(1.44)		(0.81)
Total Distributions	(0.57)		(0.65)		(1.09)		(1.69)		(1.07)
Net Asset Value, End of Period	$7.91		$7.53		$7.08		$9.31		$9.64
Total Return(4)	12.96%		15.27%		(13.76)%		15.63%		17.91%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$50,116		$51,786		$52,323		$72,815		$57,746
Ratio of Expenses to Average Net Assets(7)	0.86	%(5)	0.86	%(5)	0.87	%(5)	0.87	%(5)	0.90	%(5)
Ratio of Net Investment Income to Average Net Assets(7)	2.98	%(5)	2.87	%(5)	2.56	%(5)	2.12	%(5)	2.12	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	43%		51%		50%		40%		25%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.34%		1.29%		1.35%		1.26%		N/A
Net Investment Income to Average Net Assets	2.50%		2.44%		2.08%		1.73%		N/A

(1)  On April 28, 2014, the Fund acquired substantially all of the assets and liabilities of the Morgan Stanley Select Dimensions Investment Series — Global Infrastructure Portfolio ("SD Global Infrastructure") and Morgan Stanley Variable Investment Series — Global Infrastructure Portfolio ("VIS Global Infrastructure"). The Fund adopted the financial and performance history of VIS Global Infrastructure. Therefore, the per share data and the ratios of Class I shares reflect the historical per share data of Class X shares of VIS Global Infrastructure for periods prior to April 28, 2014.

(2)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Financial Highlights

Global Infrastructure Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(2)		2015		2014(1)		2013
Net Asset Value, Beginning of Period	$7.49		$7.05		$9.27		$9.60		$9.16
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.21		0.20		0.19		0.17		0.17
Net Realized and Unrealized Gain (Loss)	0.71		0.87		(1.34)		1.16		1.32
Total from Investment Operations	0.92		1.07		(1.15)		1.33		1.49
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.16)		(0.14)		(0.22)		(0.24)
Net Realized Gain	(0.38)		(0.47)		(0.93)		(1.44)		(0.81)
Total Distributions	(0.56)		(0.63)		(1.07)		(1.66)		(1.05)
Net Asset Value, End of Period	$7.85		$7.49		$7.05		$9.27		$9.60
Total Return(4)	12.54%		14.97%		(13.88)%		15.28%		17.54%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$45,234		$37,747		$23,427		$24,330		$14,511
Ratio of Expenses to Average Net Assets(7)	1.11	%(5)	1.11	%(5)	1.12	%(5)	1.12	%(5)	1.15	%(5)
Ratio of Net Investment Income to Average Net Assets(7)	2.73	%(5)	2.62	%(5)	2.31	%(5)	1.87	%(5)	1.87	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	43%		51%		50%		40%		25%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.59%		1.54%		1.63%		1.59%		N/A
Net Investment Income to Average Net Assets	2.25%		2.19%		1.80%		1.40%		N/A

(1)  On April 28, 2014, the Fund acquired substantially all of the assets and liabilities of the Morgan Stanley Select Dimensions Investment Series — Global Infrastructure Portfolio ("SD Global Infrastructure") and Morgan Stanley Variable Investment Series — Global Infrastructure Portfolio ("VIS Global Infrastructure"). The Fund adopted the financial and performance history of VIS Global Infrastructure. Therefore, the per share data and the ratios of Class II shares reflect the historical per share data of Class Y shares of VIS Global Infrastructure for periods prior to April 28, 2014.

(2)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") (name changed on May 1, 2017, formerly The Universal Institutional Funds, Inc.) is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Infrastructure Portfolio. The Fund seeks both capital appreciation and current income. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward

12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$71	$2,978	$—	$3,049
Communications	8,511	1,076	—	9,587
Diversified	—	10,309	—	10,309
Electricity Transmission & Distribution	5,784	5,153	—	10,937
Oil & Gas Storage & Transportation	23,674	2,496	—	26,170
Railroads	3,080	1,320	—	4,400
Renewables	5,780	3,161	—	8,941
Toll Roads	2,490	11,663	—	14,153
Water	951	3,098	—	4,049
Total Common Stocks	50,341	41,254	—	91,595
Right	16	—	—	16
Short-Term Investments
Investment Companies	7,023	—	—	7,023
Repurchase Agreements	—	1,215	—	1,215
Total Short-Term Investments	7,023	1,215	—	8,238
Total Assets	$57,380	$42,469	$—	$99,849

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $34,710,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities

Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$5,000	(a)	$—	$(5,000	)(b)(c)	$0

(a)  Represents market value of loaned securities at year end.

(b)  The Fund received cash collateral of approximately $4,535,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $697,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860 "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$4,535	$—	$—	$—	$4,535
Total Borrowings	$4,535	$—	$—	$—	$4,535
Gross amount of recognized liabilities for securities lending transactions					$4,535

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs"), which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.87% for Class I shares and 1.12% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $443,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $38,145,000 and $40,850,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $8,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$5,931	$28,086	$26,994	$35
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$7,023

During the year ended December 31, 2017, the Fund incurred approximately $3,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan.

Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,199	$4,316	$1,856	$5,082

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and REIT basis adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$(225)	$225	$—

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3,078	$2,899

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended De-

cember 31, 2017, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 63.4%.

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Infrastructure Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Infrastructure Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Infrastructure Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 21, 2018

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders 32.95% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $4,316,000 as a long-term capital gain distribution.

The Fund intends to pass through foreign tax credits of approximately $113,000 and has derived net income from sources within foreign countries amounting to approximately $2,905,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGINANN
2006788 EXP. 02.28.19

Morgan Stanley Variable Insurance Fund, Inc.
(formerly The Universal Institutional Funds, Inc.)

Annual Report – December 31, 2017

Global Franchise Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	17
Federal Tax Notice	18
Director and Officer Information	19

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Global Franchise Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class II	$1,000.00	$1,079.80	$1,019.16	$6.29	$6.11	1.20%

*  Expenses are calculated using the Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited)

Global Franchise Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2017, the Fund's Class II shares had a total return based on net asset value and reinvestment of distributions per share of 25.75%, net of fees. The Fund's Class II shares outperformed the Fund's benchmark, the MSCI World Index (the "Index"), which returned 22.40%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Completing a strong year in 2017, global markets continued to forge ahead in the fourth quarter, helped by a solid earnings season and clarity on U.S. tax cuts. Anticipated political risks failed to materialize. Asia and the emerging markets outperformed developed markets given the weak dollar and a recovery in industrial commodity prices. U.S. equities, as measured by the S&P 500 Index, delivered positive returns every month of 2017, with the technology sector leading the pack. Japan also did well, underpinned by strong earnings. After Macron's election victory in France, European equities performed well but were held back by euro strength. U.K. equities underperformed relative to other regions, weighed down by sterling strength and continued uncertainty around the Brexit transition arrangements. At a sector level, over the year information technology (+38.2%), materials (+28.9%) and industrials (+25.2%) led the Index, while energy (4.97%), telecommunications (+5.8%) and utilities (+13.7%) lagged the Index. (Regional and country performance is represented by the respective MSCI Indexes, unless otherwise noted.)

•  For the year, the Fund's outperformance was driven by stock selection in consumer staples, an overweight to the strongly performing technology sector, and not owning the underperforming energy, telecommunications and utilities sectors. Stock selection in technology and consumer discretionary, as well as the underweight in materials and industrials detracted.

•  Over the year, the largest absolute contributors were Unilever, Microsoft and Accenture. Fidelity National Information Services, Time Warner and FactSet contributed the least.(i) There were no absolute negative detractors in 2017.

Management Strategies

•  Our central concern at the start of 2017 was a backdrop of generally high valuations coinciding with some significant macro/political concerns for the then-forthcoming year, including China, the risk of U.S. and European politics going wrong and the vulnerability of the financial system to shocks due to the sharp increase in debt and general stagnation. We observed that if some of these major concerns went wrong, there was little margin of safety generally and probably quite a lot of downside given the nature of some of the potential risks. As bottom-up stock pickers, we found little margin of safety in stocks more or less across the board. 2017 ended with most major country indices up 20 to 25% or more (in U.S. dollar terms), making such concerns look at best premature, at worst just plain wrong.(ii) However, enthused U.S. dollar-based investors getting excited about markets in 2017 may have forgotten that markets went up a lot in something that went down a lot (i.e., the dollar).

•  As we start 2018, we are more concerned about valuation and on balance less concerned about macro conditions, although there is still plenty that can go wrong. In a nutshell, the market has re-rated on the basis that 2017's expected earnings increase of 15% for the MSCI World Index actually delivered for the first time in five years, as growth for once did not disappoint.(ii) Although there is growing evidence of gross domestic product growth across the board, should these proverbial green shoots fail to bloom, the market will de-rate multiples on lower actual earnings, the proverbial double-hit.(iii)

•  In the U.S., despite the sturm und drang and the flying of a lot of liberal feathers, the market has broadly seen the benefits of Trump (tax reform being the biggest win) without any of the major risks eventuating as yet (an unholy cocktail of awfulness ranging from a trade war with China to nuclear war with North Korea). To the credit of Congress, it has passed, after much drama, the single measure we thought would have the biggest long-term positive impact on the U.S. economy, namely tax reform. Although its impact on overall U.S. corporations may be muted in the short term (few major U.S. companies pay a full U.S. tax charge unless they are purely domestic), the big long-term question is whether the combination of the

(i)  The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

(ii)  Source: Morgan Stanley Investment Management and FactSet. Data as of December 31, 2017.

(iii)  Forecast/estimates are based on current market conditions, subject to change and may not necessarily come to pass.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

tax reform and short-term capital expenditure (capex) and cash repatriation packages will be enough to get a capex cycle going, leading to a pick-up in productivity from current lows. In recent years, U.S. corporates have generally chosen to buy back shares rather than increase capex, so productivity has generally suffered as a result. A bull would say the combination of tax reform and opportunities provided by the internet of things (IoT) and artificial intelligence (AI) will kick off a long cycle of investment to drive waste out of many sectors, with massive potential cost savings, a good chunk of which will come through in margins, which will be propelled to permanent new highs. A bear would respond that there may be some positive impact, but U.S. corporations will just continue to buy back shares and margins may normalize as labor seeks to get its hands on a larger share of corporate profits from a still historically low starting point, leaving aside the risks from the aging U.S. economic cycle.

•  Add to this that the U.S. market is anticipating a repeat of the 12% earnings growth in the S&P 500 Index it saw in 2017, and it is hardly a surprise that the market has not been over-concerned with valuation.(ii) A bull (no shortage of those) would say that, at 18.2x, the next 12 months price-to-earnings ("P/E") ratio of the S&P 500 Index is only about 14% above the long-term mean of 16.0x from 1997 to 2017, so why the fuss?(ii) A bear (count us as one) would point out that even leaving aside quality of earnings (given the largest ever cycle of U.S. earnings manipulation), corporate debt after a buyback binge is near record highs, as are margins, which means that the debt-adjusted price-to-sales (EV/sales) ratio at 2.44 for the S&P 500 Index is getting close to the 2000 peak of 2.98, which is a clear amber light, even leaving aside outdated notions of earnings reversion to the mean or the risk of a turn down in the U.S. economy.(ii)

•  If one takes a longer-term view of valuations as per the Schiller P/E, the U.S. market has gone from expensive on 27.9x at the start of 2017 to very expensive on 32.4x at the end of 2017.(ii) Unless the visionary tech bulls are right that a heady cocktail of AI, IoT, e-commerce et al. will propel already peak margins ever higher, leading to a ton of earnings growth, this is also a dark amber light for valuation, with a lot of expectations baked into prices. No bull market ever bursts purely from valuation alone, but when markets do focus on valuation once more, it matters.

•  The other major geopolitical risk facing the world at the start of 2017 (aside from Trump) was the risk of political disruption in Europe, possibly leading to a scenario of a break-up of the eurozone if the politics went wrong. After a few awkward moments, the market shrugged off such concerns following the Dutch and (in particular) the French elections and, even after nasty surprises in the German election, continued to concentrate on the growing evidence of a eurozone economic recovery. So far, the market has been right, with some entirely unexpected positive results such as a big majority in parliament for President Macron in France, which (miracle of miracles) means that reform (particularly labor market reform) has actually progressed in France and looks set to continue. Our concerns that Brexit could inspire a cascade of falling euro-dominos have been hitherto wrong: the only domino to fall flat on its face has been the U.K. itself after doing what Michael Bloomberg memorably described as "the single stupidest thing any country has ever done." In fact, the only wobble of the dominos to date has been a positive impact — the U.K.'s self-immolation probably inspired France to rally round Macron to avoid the fate of its much loved European partner. However, our concerns for the European elections were not that there was a high probability of things going horribly wrong in France or Germany; rather that the risk was Italy, which managed not to have its general election in 2017. Italy has been the big loser of the euro, with its economy not growing for 20 years due to an inability to reform itself and (mostly) to it losing its historic ability to depreciate its currency (the lira) to keep its competitive plates spinning. Furthermore, Italy has the strongest eurosceptic forces of the major European countries going into its electoral cycle. The risk, now, is that Italy with its election in March 2018, elects a government who decides to do something about the euro — if so, political risk will be back in Europe in spades.

•  Looking forward to 2018, there does seem to be a synchronized global expansion. However, it isn't that large, has quite a lot of risk and seems to be priced in by markets. We see that few of the major structural problems in the world (debt, the unknowns of a quantitative easing (QE) unwind, political uncertainty, China et al.) have gone away. In simple terms, a goldilocks scenario has been priced in but there remain elevated risks and no apparent margin of safety in valuations. Such growth as there is looks unlikely to drive a sharp pick-up in inflation. Even though the U.S. is pressing the reflation button of tax cuts, this does not guarantee that that the U.S. will reflate, especially given its starting point of one of the longest economic expansions in recent memory and already record-high margins. One might also point out that giving the wrong people (corporates and the wealthy) tax cuts does not in itself amount to a conventional hitting of the reflation button via fiscal policy. General use of fiscal policy to reflate Europe also looks questionable, given the Germans have to agree to it, which looks far from a

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

foregone conclusion with a weakened Mrs. Merkel in discussions with the (socialist) Social Democratic Party (SPD) for a renewed Grand Coalition. However, even if there is very little probability of systematic German-led reflation in Europe, at least European fiscal policy as a whole no longer looks like a future drag and could be mildly expansionary.

•  Despite its many problems (debt, demographics, QE ad nauseam) Japan does not face the same political risk as the West, given that Prime Minister Abe has just been re-elected with a large majority. Furthermore, the Japanese cabinet approved a draft tax measure to incentivize companies to increase wages and raise capex in December 2017, potentially lowering Japanese corporate tax rates from the current 30% to 20%. There is even some evidence that Japanese companies are at last taking measures to run themselves better, although this is very much on a stock-by-stock basis and generally their number is few. Japan just may have the ability to surprise on the upside from reflation, particularly as there is growing evidence of labor shortages driving up wages. However, as always in Japan, there are a frustratingly small number of investible companies that can benefit from this.

•  As bottom-up stock pickers, the substantial general rally in markets in 2017 aggravates the problem we have faced over the last few years of generally not having a sufficient margin of safety in the form of price to compensate us for potential risks, be they cyclical, macro or the threat of disruptive change. Certainly the market does not see a margin of safety as a principal concern, with the VIX, a common gauge of stock price volatility, trading near all-time lows.(iv)

•  This means it has generally been difficult to find new holdings for all portfolios and there have been no obvious sectors which have been dramatically mispriced, so 2017 has been about stock picking rifle shots. Nonetheless, by casting the net wide and intensifying our search for new holdings, we have found four new holdings for Global Franchise this year (and two in 2016). We are broadly encouraged by the performance of these holdings in 2017. To us, the risks look skewed more to the downside than upside. If widespread hopes of a continuation of the current synchronized pick-up in world growth fail to materialize, the current backdrop of high valuation and low concern for risk make preservation of capital the key concern. To us, high-quality companies, which should still be better able to grow sales and profits in a downturn, look the best relative bet, even if they are unexciting in absolute terms.

(iv)  Source: Chicago Board Options Exchange Market Volatility Index, December 31, 2017.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the MSCI World Index(1)

	Period Ended December 31, 2017
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Fund – Class II(3)	25.75%	11.98%	8.83%	11.36%
MSCI World Index	22.40	11.64	5.03	8.83

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on April 30, 2003.

(4)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Annual Report – December 31, 2017

Morgan Stanley Variable Insurance Fund, Inc.

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (98.6%)
France (8.5%)
L'Oreal SA	8,119	$1,798
Pernod Ricard SA	9,835	1,557
		3,355
Germany (4.4%)
SAP SE	15,578	1,747
Italy (1.7%)
Davide Campari-Milano SpA	85,279	659
Netherlands (1.2%)
RELX N.V.	21,115	486
Switzerland (0.8%)
Nestle SA (Registered)	3,838	330
United Kingdom (26.3%)
British American Tobacco PLC	39,632	2,675
British American Tobacco PLC ADR	10,068	674
Experian PLC	37,708	829
Reckitt Benckiser Group PLC	27,051	2,527
RELX PLC	46,360	1,086
Unilever PLC	45,669	2,530
		10,321
United States (55.7%)
Accenture PLC, Class A	19,905	3,047
Altria Group, Inc.	14,548	1,039
Automatic Data Processing, Inc.	7,888	924
Coca-Cola Co. (The)	25,229	1,158
Danaher Corp.	6,482	602
Factset Research Systems, Inc.	2,632	507
Fidelity National Information Services, Inc.	8,166	768
International Flavors & Fragrances, Inc.	2,195	335
Intuit, Inc.	3,869	611
Microsoft Corp.	36,218	3,098
Moody's Corp.	3,112	459
NIKE, Inc., Class B	20,895	1,307
Philip Morris International, Inc.	15,110	1,596
Twenty-First Century Fox, Inc., Class A	21,954	758
Twenty-First Century Fox, Inc., Class B	26,720	912
Visa, Inc., Class A	16,363	1,866
Walt Disney Co. (The)	12,356	1,328
Zoetis, Inc.	22,012	1,586
		21,901
Total Common Stocks (Cost $24,402)		38,799
	Shares	Value (000)
Short-Term Investment (1.7%)
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $653)	653,137	$653
Total Investments (100.3%) (Cost $25,055) (a)(b)		39,452
Liabilities in Excess of Other Assets (-0.3%)		(134)
Net Assets (100.0%)		$39,318

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  The approximate fair value and percentage of net assets, $16,224,000 and 41.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(b)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $25,146,000. The aggregate gross unrealized appreciation is approximately $14,328,000 and the aggregate gross unrealized depreciation is approximately $22,000, resulting in net unrealized appreciation of approximately $14,306,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Information Technology Services	16.7%
Tobacco	15.2
Other*	14.6
Software	13.8
Personal Products	11.0
Beverages	8.6
Media	7.6
Household Products	6.4
Professional Services	6.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $24,402)	$38,799
Investment in Security of Affiliated Issuer, at Value (Cost $653)	653
Total Investments in Securities, at Value (Cost $25,055)	39,452
Foreign Currency, at Value (Cost —@)	—	@
Dividends Receivable	79
Tax Reclaim Receivable	30
Receivable from Affiliate	1
Other Assets	6
Total Assets	39,568
Liabilities:
Payable for Fund Shares Redeemed	150
Payable for Professional Fees	44
Payable for Custodian Fees	15
Payable for Servicing Fees	13
Payable for Distribution Fees — Class II Shares	8
Payable for Advisory Fees	7
Payable for Administration Fees	3
Payable for Transfer Agency Fees	1
Other Liabilities	9
Total Liabilities	250
Net Assets	$39,318
Net Assets Consist of:
Paid-in-Capital	$18,649
Accumulated Undistributed Net Investment Income	375
Accumulated Undistributed Net Realized Gain	5,896
Unrealized Appreciation (Depreciation) on:
Investments	14,397
Foreign Currency Translations	1
Net Assets	$39,318
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,863,176 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$13.73

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $17 of Foreign Taxes Withheld)	$841
Dividends from Security of Affiliated Issuer (Note H)	5
Total Investment Income	846
Expenses:
Advisory Fees (Note B)	313
Professional Fees	113
Distribution Fees — Class II Shares (Note E)	98
Servicing Fees (Note D)	53
Administration Fees (Note C)	31
Custodian Fees (Note G)	27
Shareholder Reporting Fees	14
Pricing Fees	5
Directors' Fees and Expenses	4
Transfer Agency Fees (Note F)	3
Other Expenses	18
Total Expenses	679
Waiver of Advisory Fees (Note B)	(209)
Rebate from Morgan Stanley Affiliate (Note H)	(1)
Net Expenses	469
Net Investment Income	377
Realized Gain:
Investments Sold	6,020
Foreign Currency Transactions	3
Realized Gain	6,023
Change in Unrealized Appreciation (Depreciation):
Investments	2,543
Foreign Currency Translations	4
Net Change in Unrealized Appreciation (Depreciation)	2,547
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	8,570
Net Increase in Net Assets Resulting from Operations	$8,947

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$377	$511
Net Realized Gain	6,023	4,822
Net Change in Unrealized Appreciation (Depreciation)	2,547	(3,054)
Net Increase in Net Assets Resulting from Operations	8,947	2,279
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(505)	(612)
Net Realized Gain	(4,878)	(5,783)
Total Distributions	(5,383)	(6,395)
Capital Share Transactions:(1)
Class II:
Subscribed	563	1,195
Distributions Reinvested	5,383	6,395
Redeemed	(8,033)	(11,306)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(2,087)	(3,716)
Total Increase (Decrease) in Net Assets	1,477	(7,832)
Net Assets:
Beginning of Period	37,841	45,673
End of Period (Including Accumulated Undistributed Net Investment Income of $375 and $512)	$39,318	$37,841
(1) Capital Share Transactions:
Class II:
Shares Subscribed	42	89
Shares Issued on Distributions Reinvested	425	500
Shares Redeemed	(596)	(854)
Net Decrease in Class II Shares Outstanding	(129)	(265)

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Financial Highlights

Global Franchise Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$12.64		$14.02		$16.04		$18.31		$17.26
Income from Investment Operations:
Net Investment Income(2)	0.13		0.16		0.19		0.30		0.25
Net Realized and Unrealized Gain	2.96		0.63		0.76		0.57		2.93
Total from Investment Operations	3.09		0.79		0.95		0.87		3.18
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.21)		(0.35)		(0.39)		(0.50)
Net Realized Gain	(1.81)		(1.96)		(2.62)		(2.75)		(1.63)
Total Distributions	(2.00)		(2.17)		(2.97)		(3.14)		(2.13)
Net Asset Value, End of Period	$13.73		$12.64		$14.02		$16.04		$18.31
Total Return(3)	25.75%		5.42%		6.20%		4.51%		19.66%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$39,318		$37,841		$45,673		$53,347		$67,209
Ratio of Expenses to Average Net Assets(6)	1.20	%(4)	1.20	%(4)	1.20	%(4)	1.20	%(4)	1.20	%(4)
Ratio of Net Investment Income to Average Net Assets(6)	0.96	%(4)	1.19	%(4)	1.25	%(4)	1.73	%(4)	1.66	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	26%		24%		26%		20%		17%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.73%		1.60%		1.65%		1.66%		1.63%
Net Investment Income to Average Net Assets	0.43%		0.79%		0.80%		1.27%		1.23%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") (name changed on May 1, 2017, formerly The Universal Institutional Funds, Inc.) is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Franchise Portfolio. The Fund seeks long-term capital appreciation. The Fund currently offers Class II shares only, although Class I shares may be offered in the future.

During the year ended December 31, 2017, Morgan Stanley Investment Management Company ("MSIM Company") served as the Sub-Adviser to the Fund. Effective December 31, 2017, MSIM Company is no longer a Sub-Adviser to the Fund.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an of-

ficial closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and MSIM Company (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign

11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or dis-

position analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$1,158	$2,216	$—	$3,374
Capital Markets	966	—	—	966
Chemicals	335	—	—	335
Food Products	—	330	—	330
Health Care Equipment & Supplies	602	—	—	602
Household Products	—	2,527	—	2,527
Information Technology Services	6,605	—	—	6,605
Media	2,998	—	—	2,998
Personal Products	—	4,328	—	4,328
Pharmaceuticals	1,586	—	—	1,586
Professional Services	—	2,401	—	2,401
Software	3,709	1,747	—	5,456
Textiles, Apparel & Luxury Goods	1,307	—	—	1,307
Tobacco	3,309	2,675	—	5,984
Total Common Stocks	22,575	16,224	—	38,799
Short-Term Investment
Investment Company	653	—	—	653
Total Assets	$23,228	$16,224	$—	$39,452

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $15,564,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under cer-

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

tain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.26% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest, and other extraordinary expenses (including litigation), will not exceed 1.20% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $209,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

Effective December 31, 2017, MSIM Company is no longer a Sub-Adviser to the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $10,142,000 and $16,295,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds -Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$431	$8,395	$8,173	$5
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$653

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$505	$4,878	$612	$5,783

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$(9)	$9	$—

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$439	$5,927

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 87.9%.

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Franchise Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Franchise Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Franchise Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 21, 2018

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders 91.06% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $4,878,000 as a long-term capital gain distribution.

The Fund intends to pass through foreign tax credits of approximately $17,000 and has derived net income from sources within foreign countries amounting to approximately $469,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGFANN
2006520 EXP. 02.28.19

Morgan Stanley Variable Insurance Fund, Inc.
(formerly The Universal Institutional Funds, Inc.)

Annual Report – December 31, 2017

Global Real Estate Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Federal Tax Notice	21
Director and Officer Information	22

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Global Real Estate Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class II	$1,000.00	$1,059.20	$1,018.15	$7.27	$7.12	1.40%

*  Expenses are calculated using the Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited)

Global Real Estate Portfolio

The Fund seeks to provide current income and capital appreciation.

Performance

For the fiscal year ended December 31, 2017, the Fund's Class II shares had a total return based on net asset value and reinvestment of distributions per share of 9.71%, net of fees. The Fund's Class II shares underperformed against the Fund's benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned 11.08%, and underperformed the MSCI World Index, which returned 22.40%.

Factors Affecting Performance

•  The global real estate securities market gained 11.1% during the 12-month period ending December 31, 2017, as measured by the Index. Europe and Asia outperformed the global average, and North America underperformed the global average.

•  Overall, property stocks have been largely influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns. In addition, low government bond yields have bolstered share prices of listed property companies.

•  Property stocks in Europe, measured by the FTSE EPRA/NAREIT Developed EMEA Index, experienced the strongest gains over the period with a U.S. dollar (USD) return of 29.1%.(i) The eurozone economy maintained its strong momentum at the end of the year, with rising workloads encouraging companies to take on new staff at the sharpest pace in more than a decade. However, political uncertainty remains high, created by the ongoing Brexit negotiations, lengthy coalition talks in Germany, an inconclusive election outcome in Catalonia and upcoming general elections in Italy. Property stocks in Asia, measured by the FTSE EPRA/NAREIT Developed Asia Index, gained 16.1%(i) in USD terms, as Hong Kong REOCs traded at the largest discount to net asset values (NAVs) with NAVs still growing on healthy operating fundamentals and continued strength in asset values in the private markets. Property stocks in the U.S., measured by the FTSE EPRA/NAREIT U.S. Index, gained a USD return of 3.9%(i) and lagged Europe and Asia, largely dragged down by significant investor concerns over the retail sector. There were significant disparities in returns with strong share price gains in the manufactured home, data center and industrial sectors, and significant weakness in the student housing, mall and shopping center sectors.

•  Performance within the European and Asian regional portfolios detracted from relative performance, while the North American portfolio was neutral. Top-down global allocation detracted due to the underweight to Europe. Cash held in the Fund modestly detracted. In Asia, the Fund benefited from the overweight to Hong Kong and underweight to Japan; this was more than offset by the underweight to Singapore and stock selection in Hong Kong and Japan, which detracted. In Europe, the Fund benefited from stock selection in Germany; this was more than offset by the negative effect of the underweight to Germany and stock selection in Sweden and the U.K. In the U.S., the Fund benefited from stock selection within and the underweight to the shopping center and health care sectors, stock selection in the mall sector, and stock selection within and the overweight to the apartment sector; this was partially offset by relative losses from the overweight to the mall sector, stock selection within and the underweight to the net lease sector, and the underweight to and stock selection within the data center sector.

•  The Fund's exposure to the U.S. Class A mall sector continues to be out of favor due to concerns over the secular decline of malls, driven by the recent increase in announcements of department store closures and other retailer bankruptcies, increased market share from e-commerce and media headlines regarding select instances of mall debt defaults and prospects for more. While we acknowledge these issues as legitimate concerns in the retail sector, the market is not distinguishing between the impact of retail industry issues on the Class A malls (which continue to experience favorable strength in operating fundamentals and are expected to remain resilient amid a challenging retail environment) versus the impact on lower/medium-quality malls, which are facing challenges in backfilling vacant spaces and cash flow declines, thereby resulting in a significant valuation disparity between the public market valuation of high-quality malls versus the private market valuation of high-quality malls. As a result, the Fund has significant overweight exposure to the owners of U.S. Class A malls given the opportunity to own these assets at very attractive discounted valuations through companies with solid balance sheets. This has been a key detractor from Fund performance for the full-year period, but we would note it was the largest contributor to relative performance in the fourth quarter of 2017.

(i)  Source: FTSE

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

Management Strategies

•  The global portfolio is comprised of three regional portfolios with a global allocation which weights each of the three major regions (North America, Europe and Asia) relative to the Index based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2017, the Fund was overweight the Asian listed property sector, modestly overweight the North American listed property sector, and underweight the European listed property sector. However, we would note that we have muted regional bets due to a lack of large valuation disparities among the regions and due to macro uncertainties, which may impact regional share prices far more than underlying fundamentals and valuations.

•  The Hong Kong REOCs continue to represent a significant overweight in the global portfolio, as the stocks offer highly attractive value given the wide discrepancy between public and private valuations, and relative to other public listed property markets. The stocks ended the period trading at an average 34% discount to NAVs,(ii) which represented the widest discounts on a global basis despite healthy operating fundamentals, solid recurring cash flow growth and continued strength in asset values in the private markets, as well as improving corporate governance and capital management. The discounted valuations are further accentuated as the Hong Kong REOCs maintain very modest leverage levels. In Japan, there is a significant disparity in valuations with the Japan REOCs trading at 19% discount and the Japan REITs trading at a 7% premium.(ii) The investment market remains active but there is some caution due to all-time low capitalization (cap) rates and continued policy uncertainty. In Australia, office market fundamentals are witnessing improved rental growth in key markets. In the retail sector, operating fundamentals remain lackluster. The Australian REIT sector ended the period trading at an average 6% premium to NAVs(ii) and remains far less attractive relative to the Hong Kong REOCs within Asia.

•  In Europe, property stocks in the U.K. ended the period trading at an average 4% discount to NAVs, with the large-cap U.K. Majors and London office specialists trading at attractive discounted valuations of 15% and 8%,(ii) respectively, which are well in excess of expected asset value declines. In the U.K., the Brexit vote has created expectations for declines in NAVs but transaction and leasing activity to date have indicated these declines have been more modest than initially expected. Property stocks on the Continent ended the period trading at an average 2% premium to NAVs, although there is disparity in valuations within the Continent, with the Continental retail stocks trading at an average 5% discount, and German residential stocks trading at an average 8% premium.(ii) On the Continent, select prospects for better operating fundamentals may support valuations after significant cap rate compression. Within Europe, we are overweight the U.K. Majors and London office specialists, Continental retail, Ireland and French office, and underweight Germany and other segments in the U.K., Sweden and Belgium.

•  In the U.S., with asset values for high-quality assets having fully recovered and now, on average, approximately 20% in excess of peak levels achieved in 2007, the overall REIT market ended the period trading at an approximate 2% premium to NAVs,(ii) although there is wider-than-typical disparity in relative valuations among the sectors. The current valuation disparity may generally be described in three categories: Premiums, Near Par and at Significant Discounts to NAVs. Premiums are sectors with perceived defensive characteristics which have been the greatest beneficiaries of the lower-for-longer interest rate environment that has been pervasive in recent years (net lease, health care) and/or benefiting from secular demand growth of digital technology and e-commerce (industrial, data center); Near Par are sectors experiencing decelerating same-store net operating income growth due to conventional supply-demand factors (storage, hotels, apartment, office ex-NYC); and Significant Discounts are sectors experiencing extreme negative investor sentiment (NYC office and retail). We think that the most attractive value can be found in the companies that own NYC office and Class A mall assets as they are trading at the most significant discounts to NAVs despite significant transactional evidence for NYC office assets that continue to demonstrate strength in asset values and continued resilience in cash flow growth for the Class A malls, despite the headwind of elevated store closures. Within the U.S., our company-specific research leads us to an overweighting

(ii)  Source: Morgan Stanley Investment Management, as of December 31, 2017

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

in the portfolio to a group of companies that are focused in the ownership of NYC office assets, Class A malls, and a number of out-of-favor companies, and an underweighting to companies concentrated in the ownership of net lease, health care and shopping center assets. The portfolio is underweight Canada given less attractive valuations relative to the various significantly discounted property sectors in the U.S.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the FTSE EPRA/NAREIT Developed Real Estate Index – Net Total Return to U.S. Investors(1) and the MSCI World Index(2)

	Period Ended December 31, 2017
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class II(4)	9.71%	5.44%	3.89%	4.39%
FTSE EPRA/NAREIT Developed Real Estate Index – Net Total Return to U.S. Investors	11.08	6.96	3.79	4.59
MSCI World Index	22.40	11.64	5.03	5.88

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the developed world. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to U.S. Investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on April 28, 2006.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.3%)
Australia (4.9%)
Dexus REIT	48,250	$366
Goodman Group REIT	80,542	528
GPT Group (The) REIT	113,170	451
Mirvac Group REIT	151,242	276
Scentre Group REIT	280,479	915
Stockland REIT	86,873	304
Vicinity Centres REIT	165,454	352
Westfield Corp. REIT	122,645	909
		4,101
Austria (0.4%)
Atrium European Real Estate Ltd. (a)	17,708	88
BUWOG AG (a)	7,527	259
		347
Canada (1.6%)
Boardwalk REIT	3,934	135
Crombie Real Estate Investment Trust REIT	10,410	114
Extendicare, Inc.	3,430	25
First Capital Realty, Inc.	24,322	401
H&R Real Estate Investment Trust REIT	7,754	132
RioCan Real Estate Investment Trust REIT	23,433	454
SmartCentres Real Estate Investment Trust REIT	3,590	88
		1,349
China (0.7%)
China Overseas Land & Investment Ltd. (b)	76,000	245
China Resources Land Ltd. (b)	30,000	88
China Vanke Co., Ltd. H Shares (b)	30,400	121
Guangzhou R&F Properties Co., Ltd. H Shares (b)	56,800	128
		582
Finland (0.2%)
Citycon Oyj (a)	74,675	193
France (4.1%)
Carmila SA REIT	2,932	82
Fonciere Des Regions REIT	1,931	219
Gecina SA REIT	3,438	634
ICADE REIT	2,355	231
Klepierre SA REIT	16,012	704
Mercialys SA REIT	12,351	273
Unibail-Rodamco SE REIT	5,076	1,279
		3,422
Germany (2.1%)
ADO Properties SA (c)	1,831	93
Deutsche Wohnen SE	12,739	555
LEG Immobilien AG	1,562	178
Vonovia SE	18,475	915
		1,741
Hong Kong (11.4%)
Champion REIT	245,000	180
CK Asset Holdings Ltd.	117,500	1,027
Henderson Land Development Co., Ltd.	43,333	286
	Shares	Value (000)
Hongkong Land Holdings Ltd.	186,200	$1,309
Hysan Development Co., Ltd.	134,921	716
Link REIT	139,164	1,290
New World Development Co., Ltd.	382,585	575
Sino Land Co., Ltd.	24,020	42
Sun Hung Kai Properties Ltd.	123,893	2,064
Swire Properties Ltd.	302,300	975
Wharf Holdings Ltd. (The)	101,816	352
Wharf Real Estate Investment Co., Ltd. (a)	104,420	695
		9,511
Ireland (0.7%)
Green REIT PLC	165,961	310
Hibernia REIT PLC	136,196	250
		560
Japan (9.0%)
Activia Properties, Inc. REIT	57	238
Advance Residence Investment Corp. REIT	91	224
Daiwa Office Investment Corp. REIT	10	53
GLP J-REIT	283	306
Hulic Co., Ltd.	26,500	297
Hulic REIT, Inc.	49	71
Invincible Investment Corp. REIT	474	201
Japan Hotel REIT Investment Corp.	168	113
Japan Prime Realty Investment Corp. REIT	13	41
Japan Real Estate Investment Corp. REIT	82	389
Japan Retail Fund Investment Corp. REIT	186	341
Kenedix Office Investment Corp. REIT	13	74
Mitsubishi Estate Co., Ltd.	86,400	1,501
Mitsui Fudosan Co., Ltd.	69,500	1,558
Nippon Building Fund, Inc. REIT	109	533
Nippon Prologis, Inc. REIT	62	131
Nomura Real Estate Master Fund, Inc. REIT	317	394
Orix, Inc. J-REIT	106	147
Sumitomo Realty & Development Co., Ltd.	17,000	558
United Urban Investment Corp. REIT	212	305
		7,475
Malta (0.0%)
BGP Holdings PLC (a)(d)(e)	5,886,464	7
Netherlands (0.5%)
Eurocommercial Properties N.V. CVA REIT	8,785	383
Wereldhave N.V. REIT	375	18
		401
Norway (0.3%)
Entra ASA (c)	14,792	220
Norwegian Property ASA	35,401	45
		265
Singapore (1.1%)
APAC Realty Ltd. (a)	51,200	34
Ascendas Real Estate Investment Trust REIT	73,000	148
CapitaLand Commercial Trust REIT	107,992	156
CapitaLand Ltd.	32,000	84
CapitaLand Mall Trust REIT	96,900	154

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (cont'd)
Singapore (cont'd)
EC World Real Estate Investment Trust Unit REIT	25,800	$15
Keppel REIT	138,445	131
Mapletree Industrial Trust REIT	15,300	23
Suntec Real Estate Investment Trust REIT	51,300	82
UOL Group Ltd.	15,974	106
		933
Spain (0.9%)
Hispania Activos Inmobiliarios SOCIMI SA REIT	12,542	236
Inmobiliaria Colonial Socimi SA REIT	9,564	95
Merlin Properties Socimi SA REIT	32,356	438
		769
Sweden (0.7%)
Atrium Ljungberg AB, Class B	7,930	126
Castellum AB	11,814	199
Hufvudstaden AB, Class A	14,525	233
		558
Switzerland (0.6%)
PSP Swiss Property AG (Registered)	4,965	471
Swiss Prime Site AG (Registered) (a)	533	49
		520
United Kingdom (6.1%)
British Land Co., PLC (The) REIT	117,161	1,093
Capital & Counties Properties PLC	4,714	20
Capital & Regional PLC REIT	80,235	63
Derwent London PLC REIT	16,476	693
Grainger PLC	9,807	38
Great Portland Estates PLC REIT	72,616	675
Hammerson PLC REIT	60,330	445
Intu Properties PLC REIT	59,847	204
Land Securities Group PLC REIT	95,237	1,292
LXB Retail Properties PLC (a)	137,376	43
Segro PLC REIT	7,326	58
St. Modwen Properties PLC	35,634	195
Urban & Civic PLC	59,645	231
Workspace Group PLC REIT	1,004	14
		5,064
United States (53.0%)
Alexandria Real Estate Equities, Inc. REIT	2,720	355
American Campus Communities, Inc. REIT	1,070	44
American Homes 4 Rent, Class A REIT	22,382	489
AvalonBay Communities, Inc. REIT	7,923	1,414
Blackstone Mortgage Trust, Inc., Class A REIT	7,350	237
Boston Properties, Inc. REIT	23,889	3,106
Brandywine Realty Trust REIT	11,790	214
Brixmor Property Group, Inc. REIT	17,105	319
Camden Property Trust REIT	10,735	988
CBL & Associates Properties, Inc. REIT	1,859	11
Chesapeake Lodging Trust REIT	5,069	137
Cousins Properties, Inc. REIT	28,165	261
	Shares	Value (000)
CubeSmart REIT	24,179	$699
DCT Industrial Trust, Inc. REIT	13,078	769
DDR Corp. REIT	7,470	67
Digital Realty Trust, Inc. REIT	5,360	610
Douglas Emmett, Inc. REIT	3,778	155
Duke Realty Corp. REIT	15,091	411
Education Realty Trust, Inc. REIT	6,700	234
Equity Lifestyle Properties, Inc. REIT	1,564	139
Equity Residential REIT	25,683	1,638
Essex Property Trust, Inc. REIT	2,915	704
Federal Realty Investment Trust REIT	921	122
Gaming and Leisure Properties, Inc. REIT	8,325	308
GGP, Inc. REIT	76,908	1,799
HCP, Inc. REIT	27,185	709
Healthcare Realty Trust, Inc. REIT	28,554	917
Healthcare Trust of America, Inc., Class A REIT	13,918	418
Hilton Worldwide Holdings, Inc.	1,412	113
Host Hotels & Resorts, Inc. REIT	21,311	423
Hudson Pacific Properties, Inc. REIT	1,306	45
Invitation Homes, Inc. REIT	14,099	332
JBG SMITH Properties REIT	15,579	541
Kilroy Realty Corp. REIT	9,702	724
LaSalle Hotel Properties REIT	46,189	1,297
Liberty Property Trust REIT	5,629	242
Life Storage, Inc. REIT	7,145	636
Macerich Co. (The) REIT	14,168	931
Mack-Cali Realty Corp. REIT	29,024	626
National Retail Properties, Inc. REIT	9,004	388
Paramount Group, Inc. REIT	36,029	571
Pennsylvania Real Estate Investment Trust REIT	12,268	146
ProLogis, Inc. REIT	21,189	1,367
Public Storage REIT	10,531	2,201
QTS Realty Trust, Inc., Class A REIT	12,349	669
Regency Centers Corp. REIT	14,834	1,026
Rexford Industrial Realty, Inc. REIT	11,535	336
RLJ Lodging Trust REIT	16,250	357
Simon Property Group, Inc. REIT	34,050	5,848
SL Green Realty Corp. REIT	22,366	2,257
Starwood Property Trust, Inc. REIT	8,920	190
Tanger Factory Outlet Centers, Inc. REIT	4,822	128
Taubman Centers, Inc. REIT	9,246	605
Tier REIT, Inc. REIT	3,632	74
UDR, Inc. REIT	9,493	366
Ventas, Inc. REIT	9,230	554
VEREIT, Inc. REIT	58,340	454
Vornado Realty Trust REIT	41,452	3,241
Welltower, Inc. REIT	5,864	374
		44,336
Total Common Stocks (Cost $60,722)		82,134
The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Short-Term Investment (1.2%)
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $1,045)	1,045,367	$1,045
Total Investments (99.5%) (Cost $61,767) (f)(g)		83,179
Other Assets in Excess of Liabilities (0.5%)		446
Net Assets (100.0%)		$83,625

  Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  At December 31, 2017, the Fund held a fair valued security valued at approximately $7,000, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(e)  Security has been deemed illiquid at December 31, 2017.

(f)  The approximate fair value and percentage of net assets, $35,747,000 and 42.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $67,461,000. The aggregate gross unrealized appreciation is approximately $16,590,000 and the aggregate gross unrealized depreciation is approximately $871,000, resulting in net unrealized appreciation of approximately $15,719,000.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	30.9%
Retail	24.3
Other*	17.2
Office	16.5
Residential	11.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $60,722)	$82,134
Investment in Security of Affiliated Issuer, at Value (Cost $1,045)	1,045
Total Investments in Securities, at Value (Cost $61,767)	83,179
Foreign Currency, at Value (Cost $393)	398
Dividends Receivable	289
Tax Reclaim Receivable	41
Receivable for Investments Sold	23
Receivable for Fund Shares Sold	15
Receivable from Affiliate	—	@
Other Assets	12
Total Assets	83,957
Liabilities:
Payable for Advisory Fees	89
Payable for Fund Shares Redeemed	66
Payable for Custodian Fees	59
Payable for Professional Fees	46
Payable for Servicing Fees	21
Payable for Distribution Fees — Class II Shares	17
Payable for Administration Fees	6
Payable for Transfer Agency Fees	1
Payable for Investments Purchased	1
Other Liabilities	26
Total Liabilities	332
NET ASSETS	$83,625
Net Assets Consist of:
Paid-in-Capital	$65,518
Accumulated Undistributed Net Investment Income	807
Accumulated Net Realized Loss	(4,118)
Unrealized Appreciation (Depreciation) on:
Investments	21,412
Foreign Currency Translations	6
Net Assets	$83,625
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 7,543,826 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$11.09

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $119 of Foreign Taxes Withheld)	$3,053
Dividends from Security of Affiliated Issuer (Note H)	4
Total Investment Income	3,057
Expenses:
Advisory Fees (Note B)	710
Distribution Fees — Class II Shares (Note E)	209
Servicing Fees (Note D)	142
Professional Fees	122
Custodian Fees (Note G)	86
Administration Fees (Note C)	67
Shareholder Reporting Fees	26
Pricing Fees	15
Directors' Fees and Expenses	5
Transfer Agency Fees (Note F)	5
Other Expenses	22
Total Expenses	1,409
Waiver of Advisory Fees (Note B)	(238)
Rebate from Morgan Stanley Affiliate (Note H)	(1)
Net Expenses	1,170
Net Investment Income	1,887
Realized Gain:
Investments Sold	5,053
Foreign Currency Transactions	29
Realized Gain	5,082
Change in Unrealized Appreciation (Depreciation):
Investments	670
Foreign Currency Translations	6
Net Change in Unrealized Appreciation (Depreciation)	676
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	5,758
Net Increase in Net Assets Resulting from Operations	$7,645

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,887	$1,393
Net Realized Gain	5,082	1,970
Net Change in Unrealized Appreciation (Depreciation)	676	(585)
Net Increase in Net Assets Resulting from Operations	7,645	2,778
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(2,013)	(1,228)
Capital Share Transactions:(1)
Class II:
Subscribed	9,182	9,168
Distributions Reinvested	2,013	1,228
Redeemed	(19,449)	(20,583)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(8,254)	(10,187)
Total Decrease in Net Assets	(2,622)	(8,637)
Net Assets:
Beginning of Period	86,247	94,884
End of Period (Including Accumulated Undistributed Net Investment Income of $807 and $661)	$83,625	$86,247
(1) Capital Share Transactions:
Class II:
Shares Subscribed	861	880
Shares Issued on Distributions Reinvested	193	115
Shares Redeemed	(1,833)	(1,995)
Net Decrease in Class II Shares Outstanding	(779)	(1,000)

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Financial Highlights

Global Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$10.36		$10.18		$10.57		$9.35		$9.46
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.24		0.16		0.14		0.16		0.13
Net Realized and Unrealized Gain (Loss)	0.75		0.16		(0.29)		1.13		0.12
Total from Investment Operations	0.99		0.32		(0.15)		1.29		0.25
Distributions from and/or in Excess of:
Net Investment Income	(0.26)		(0.14)		(0.24)		(0.07)		(0.36)
Net Asset Value, End of Period	$11.09		$10.36		$10.18		$10.57		$9.35
Total Return(3)	9.71%		3.12%		(1.42)%		13.85%		2.63%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$83,625		$86,247		$94,884		$104,996		$96,717
Ratio of Expenses to Average Net Assets(6)	1.40	%(4)	1.40	%(4)	1.40	%(4)	1.40	%(4)	1.40	%(4)
Ratio of Net Investment Income to Average Net Assets(6)	2.26	%(4)	1.54	%(4)	1.80	%(4)	1.54	%(4)	1.36	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	34%		24%		26%		31%		30%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.69%		1.60%		1.67%		1.72%		1.69%
Net Investment Income to Average Net Assets	1.97%		1.34%		1.53%		1.22%		1.07%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") (name changed on May 1, 2017, formerly The Universal Institutional Funds, Inc.) is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Real Estate Portfolio. The Fund seeks to provide current income and capital appreciation. The Fund currently offers Class II shares only, although Class I shares may be offered in the future.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Fund invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$7,077	$18,640	$—	$25,717
Health Care	2,997	—	—	2,997
Industrial	2,714	1,209	—	3,923
Industrial/Office Mixed	411	—	—	411
Lodging/Resorts	2,327	113	—	2,440
Office	8,388	5,313	—	13,701
Residential	6,483	2,716	7	9,206
Retail	12,447	7,756	—	20,203
Self Storage	3,536	—	—	3,536
Total Common Stocks	46,380	35,747	7	82,134
Short-Term Investment
Investment Company	1,045	—	—	1,045
Total Assets	$47,425	$35,747	$7	$83,179

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $31,885,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$189
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(182)
Realized gains (losses)	—
Ending Balance	$7
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2017	$(182)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2017.

	Fair Value at December 31, 2017 (000)	Valuation Technique	Unobservable Input	Range		Selected Value	Impact to Valuation from an increase in input
Residential
Common Stock	$7	Market Transaction Method	Transaction Valuation	$0.001	$0.001	$0.001	Increase
			Discount for Lack of Marketability	50.0%	50.0%	50.0%	Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the daily net assets of the Fund.

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest, and other extraordinary expenses (including litigation), will not exceed 1.40% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $238,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $27,748,000 and $36,279,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$747	$14,345	$14,047	$4
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$1,045

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,013	$—	$1,228	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, character differences on distributions from real estate investment trust securities, gains and basis adjustments on certain equity securities designated as issued by passive foreign investment companies and an expired capital loss carryforward, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized (Loss) (000)	Paid-in- Capital (000)
$272	$89,033	$(89,305)

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,393	$—

During the year ended December 31, 2017, capital loss carryforwards of approximately $89,305,000 expired for federal income tax purposes.

In addition, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $3,660,000 during the year ended December 31, 2017.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 86.9%.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Real Estate Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 21, 2018

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders 0.44% of the dividends qualified for the dividends received deduction.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGREANN
2006738 EXP. 02.28.19

Morgan Stanley Variable Insurance Fund, Inc.
(formerly The Universal Institutional Funds, Inc.)

Annual Report – December 31, 2017

Global Strategist Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Annual Report – December 31, 2017

Morgan Stanley Variable Insurance Fund, Inc.

Consolidated Expense Example	2
Investment Overview	3
Consolidated Portfolio of Investments	6
Consolidated Statement of Assets and Liabilities	32
Consolidated Statement of Operations	33
Consolidated Statements of Changes in Net Assets	34
Consolidated Financial Highlights	35
Notes to Consolidated Financial Statements	37
Report of Independent Registered Public Accounting Firm	49
Federal Tax Notice	50
Director and Officer Information	51

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Expense Example (unaudited)

Global Strategist Portfolio

As a shareholder of the Global Strategist Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Strategist Portfolio Class I	$1,000.00	$1,070.00	$1,020.72	$4.64	$4.53	0.89%
Global Strategist Portfolio Class II	1,000.00	1,069.30	1,020.27	5.11	4.99	0.98

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited)

Global Strategist Portfolio

The Fund seeks total return.

Performance

For the fiscal year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 16.11%, net of fees, and 15.96%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the MSCI All Country World Index (the "Index"), which returned 23.97%, and underperformed the Customized MSIM Global Allocation Index (the "Customized Index"), which returned 16.45%. The Fund and benchmark index performance is in U.S. dollar ("USD") terms.

Factors Affecting Performance*

•  During 2017, global equities (as measured by the Index) were up in all 12 months of the year and had the best year since 2009, finishing the year up +24.0% in USD (+19.8% in local currency terms). Growth beat expectations in every major region around the world while inflation remained subdued in developed markets, suggesting that accommodative central bank policy could continue. Furthermore, many of the major risks markets faced at the beginning of the year did not materialize: the eurozone managed to avert political risk, geopolitical risks were contained, and the U.S. passed a substantial tax cut (rather than the more growth-negative trade or immigration policies feared). Within Index sectors, tech was the clear leader (+37.3% local), followed by other cyclical sectors, materials (+19.9% local), consumer discretionary (+19.4% local), and industrials (+18.4% local).

•  Emerging market equities outperformed developed markets (MSCI Emerging Markets Index +37.3% USD versus MSCI World Index +22.4% USD), boosted by the combination of booming global growth, benign local inflation, a weak U.S. dollar, and the exit from recession of two of its heavyweights, Brazil and Russia. U.S. equities (S&P 500 Index +21.8% USD) were supported by strong growth, muted inflation, sweeping tax cuts, and a slow-and-steady approach to rate hikes from the Federal Reserve ("Fed"). Eurozone equities underperformed (EURO STOXX 50 +9.2% local), despite economic data that continued to beat expectations and the dissipation of far-right political risk following Macron's presidential victory in France, as the strong euro (which ended the year up 14%) weighed on the region's export prospects. Japanese equities rose 21.8% (TOPIX Index in USD), helped by improving growth, slowly improving inflation, and the Abe electoral victory, which suggested continued accommodative policy from the Bank of Japan ("BOJ").

•  Bonds were slightly up for the year, with the J.P. Morgan Global Government Bond Index gaining +1.3% in local currency terms (+6.8% in USD). U.S. rates trended lower in the first three quarters of the year, but began rising in early September, as the Fed began to signal a more hawkish tone, confirming it was on track for a gradual pace of rate hikes and balance sheet reduction beginning in October, despite sluggish inflation. The U.S. 10-year Treasury yield ended the year little changed (down 4 basis points ("bps") to 2.41%), but the yield curve flattened: 2-year yields rose by 69 bps and 30-year yields fell 33 bps, as a consequence of better economic data and three Fed hikes amid subdued inflation expectations. Within fixed income, risk-on sentiment, synchronized global growth, and higher commodity prices helped emerging market local currency bonds outperform: the J.P. Morgan GBI-EM rose +15.4% (USD unhedged). In the U.S., high yield and investment grade bonds outperformed the broader index, rising 7.5% and 6.4%, respectively, compared to the U.S. aggregate, which was up 3.5% (Bloomberg Barclays indices in USD).

•  Commodities rallied, particularly in the second half of the year, supported by synchronized global growth and a falling USD (DXY -9.9%). The S&P GSCI Total Return Index was up +5.8% in USD (and 17.8% in the second half of the year). Industrial metals led, up 29%, driven by a 30% rise in copper as China managed to avoid a slowdown. Brent crude bottomed in June at $45 and rose nearly 50% to over $65 per barrel, ending the year up 17.7%, at the highest level since 2015. Oil's gains were driven by strengthening demand, particularly from China and India, and a pause in the supply gains seen in the first half of the year. Specifically, the Organization of the Petroleum Exporting Countries ("OPEC") and Russia output cuts were extended, Nigerian supply stopped increasing in the second half of the year as it approached production capacity, Libya under-produced relative to expectations, and Venezuelan output collapsed.

*  Certain of the Fund's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Fund's performance during the period.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

•  The Fund's asset allocation mix of average underweights in equities and commodities, an average overweight in cash, and an average underweight in fixed income (the Fund was tactically underweight fixed income between December 2016 and January 2017 and between July 2017 and mid-December 2017, and overweight fixed income between February 2017 and June 2017) had a negative impact on performance.

•  Active positions within equities contributed negligibly to performance. Overweight positions in U.S. banks and U.S. consumer finance, both relative to U.S. equities were the top contributors, in addition to overweight positions in eurozone domestically focused equities relative to U.S. equities and eurozone banks relative to eurozone equities. However, these gains were partially offset by losses from underweight positions in global aerospace, China H-shares and global iron ore mining stocks, all relative to global equities.

•  Active positions within fixed income strongly contributed to performance. Directional overweight positions in Brazilian bonds and South African bonds, an underweight position in Czech 5-year rates and an overweight position in Portuguese bonds relative to both German and Italian 10-year bonds, all contributed to performance. In addition, underweight positions in U.S. 10-year and 5-year rates and an underweight position in German 10-year bunds relative to U.S. 10-year Treasuries contributed to performance. Detractors during the period included overweight positions in Australian 10-year bonds and Italian 10-year bonds, both relative to German 10-year bunds.

•  Active positions within commodities (implemented via commodity futures) had a negative impact on performance, as underweight positions in copper and Brent crude oil detracted from performance.

•  Active currency positions (implemented via currency forwards and futures) positively impacted performance. Overweight positions in the Mexican peso and Turkish lira, both relative to the U.S. dollar, contributed to performance. Other contributors included underweight positions in the Japanese yen relative to the U.S. dollar and the euro relative to the Czech koruna. These gains were partially offset by losses from overweight positions in Swedish krona and in British pound sterling, all relative to the euro.

Management Strategies(ii)

•  As of December 31, 2017, the Fund's allocation was approximately 58% global equities, 52% global fixed income (48% in U.S. 10-year Treasury duration-equivalent exposure), -2% commodities and -8% cash.

•  Going into 2018, we have shifted to a more defensive stance, as we believe global growth is peaking, due to tightening policy in China and the delayed effect of higher oil and real rates in the U.S., and that inflation is likely to surprise to the upside. We prefer defensive to cyclical assets, and are underweight China-sensitive assets globally. We prefer eurozone and Japanese equities to the U.S. Within fixed income, we hold targeted thematic positions in eurozone periphery and emerging market debt.

•  If growth disappoints in 2018, we expect bond yields to roll over. Our fixed income overweight is modest at the moment, but we will look to position the portfolio further for a risk-off environment if current asset prices stretch further.

•  We believe that U.S. inflation is likely to surprise to the upside (core consumer price index at 1.9 to 2.0% by the fourth quarter of 2018, one year ahead of schedule), and that growth will disappoint in 2018 (at 2.4%, versus 2.6% expected by consensus). After a year where growth and inflation both surprised positively, markets are paying us to take this counter-consensus view. Sentiment has reached extreme risk-on positioning and valuations are expensive at 18.6x forward earnings per share, higher than any other time (except the dot-com bubble) in history.(iii) A faster normalization to positive real policy rates would likely cause a de-rating shock for U.S. equities.

•  Data has been improving in the eurozone, with PMI (purchasing managers index) levels implying 3 to 3.5% growth, which is above the consensus expectation for 2.1% year-over-year in 2018. Core inflation also appears to have bottomed, and we expect it to continue trending slowly upward (to 1.3% in 2018 and 1.5% in 2019 from 1.0% today). We expect European Monetary Union domestic stocks to outperform U.S. equities, as earnings growth remains strong on the back of accelerating gross domestic product growth. Despite the U.S. benefiting from the tax cut, we expect Europe's relative earnings growth to be roughly equal to the U.S. in 2018, before outperforming again in 2019.

(ii)  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg; consensus estimates sourced from Thomson Reuters I/B/E/S.

(iii)  Source: MSCI and Thomson Reuters I/B/E/S

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

•  Japanese equities are cheap (trading at 13 to 25% below the historical discount to U.S. equities on price-to-book and forward price-to-earnings) and earnings are outperforming.(iv) Corporate health is improving, with return on equity at 9%, or the highest level post-crisis, and margins at 6%, or a 40-year high.(iv) We believe core inflation has likely troughed and will accelerate to nearly 1% in 2018, and that the economy will grow at around 1% in 2018. We also expect U.S. monetary policy to continue to pressure the yen versus the U.S. dollar, as the Fed proceeds in hiking rates while the BOJ continues to ease.

•  We believe we are approaching an inflection point in Chinese growth, while at the same time, bullishness regarding growth and stability of its financial system are near decade highs. Although Chinese nominal growth recently rebounded to 12%(v), following stimulus in 2015-16 and a rebound in commodity prices, stimulus is beginning to fade, and policy has shifted to tightening mode. Credit and fixed investment growth have slowed, and property sales have begun to roll over. We expect nominal growth to decelerate to 8% in 2018 and 6% in 2019. On a real growth basis, we expect a slowdown from 6.8% in the second and third quarters of 2017 to 6.25% in 2018 and 5.7% in 2019, below consensus expectations of 6.5% and 6.2%, respectively. Thus, we believe the risk-reward has shifted back in favor of a bearish stance on China plays.

(iv)  Source: Bloomberg L.P. MSCI

(v)  Source: Haver Analytics, National Bureau of Statistics of China

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the MSCI All Country World Index(1) and the Customized MSIM Global Allocation Index(2)

	Period Ended December 31, 2017
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund – Class I(4)	16.11%	6.33%	1.46%	4.19%
MSCI All Country World Index	23.97	10.80	4.65	6.52
Customized MSIM Global Allocation Index	16.45	6.22	3.67	N/A
Fund – Class II(5)	15.96	6.19	—	5.87
MSCI All Country World Index	23.97	10.80	—	9.16
Customized MSIM Global Allocation Index	16.45	6.22	—	5.72

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is a performance linked benchmark comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Index for periods after May 31, 2017. Prior to May 31, 2017, the Customized MSIM Global Allocation Index consisted of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Barclays Global Aggregate Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% ICE BofAML US Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Customized MSIM Global Allocation Index was added as the Fund's secondary benchmark on October 2, 2013 and is provided for comparative purposes only. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on January 2, 1997.

(5)  Commenced offering on March 15, 2011.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

Annual Report – December 31, 2017

Morgan Stanley Variable Insurance Fund, Inc.

Consolidated Portfolio of Investments

Global Strategist Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (44.5%)
Agency Adjustable Rate Mortgages (0.1%)
United States (0.1%)
Federal Home Loan Mortgage Corporation, Conventional Pool: 12 Month USD LIBOR + 1.62%, 2.51%, 7/1/45 (Cost $79)	$77	$78
Agency Fixed Rate Mortgages (2.6%)
United States (2.6%)
Federal Home Loan Mortgage Corporation, Gold Pools: 3.50%, 2/1/45 - 6/1/45	453	468
January TBA: 3.50%, 1/18/48 (a)	600	616
Federal National Mortgage Association, Conventional Pools: 3.00%, 5/1/30 - 4/1/45	353	359
4.00%, 11/1/41 - 1/1/46	480	508
4.50%, 3/1/41 - 11/1/44	273	293
5.00%, 1/1/41 - 3/1/41	99	107
6.00%, 1/1/38	18	21
6.50%, 8/1/38	4	4
January TBA: 3.50%, 1/18/48 (a)	386	396
4.00%, 1/18/48 (a)	350	366
4.50%, 1/18/48 (a)	100	106
Government National Mortgage Association, Various Pool: 4.00%, 7/15/44	66	69
Total Agency Fixed Rate Mortgages (Cost $3,329)		3,313
Asset-Backed Securities (0.1%)
United States (0.1%)
Louisiana Public Facilities Authority 0.00%, 4/26/27 (b)	60	61
North Carolina State Education Assistance Authority 3 Month USD LIBOR + 0.80%, 2.17%, 7/25/25 (b)	52	52
Total Asset-Backed Securities (Cost $111)		113
Commercial Mortgage-Backed Securities (1.0%)
United States (1.0%)
COMM Mortgage Trust, 3.28%, 1/10/46	45	46
3.96%, 3/10/47	144	152
4.73%, 7/15/47 (b)(c)	100	88
Commercial Mortgage Pass-Through Certificates, 4.24%, 2/10/47 (b)	77	82
JPMBB Commercial Mortgage Securities Trust, 3.96%, 9/15/47 (b)(c)	100	87
4.56%, 9/15/47 (b)(c)	102	89
4.66%, 8/15/47 (b)(c)	144	124
UBS-Barclays Commercial Mortgage Trust, 3.53%, 5/10/63	40	41
Wells Fargo Commercial Mortgage Trust, 3.94%, 8/15/50 (c)	80	66
	Face Amount (000)		Value (000)
WFCG Commercial Mortgage Trust, 1 Month USD LIBOR + 3.14%, 4.62%, 11/15/29 (b)(c)		$137	$137
WFRBS Commercial Mortgage Trust, 3.99%, 5/15/47 (c)		150	116
3.99%, 10/15/57 (b)(c)		144	117
5.03%, 9/15/46 (b)(c)		140	134
Total Commercial Mortgage-Backed Securities (Cost $1,308)			1,279
Corporate Bonds (11.6%)
Australia (0.2%)
Australia & New Zealand Banking Group Ltd., 5.13%, 9/10/19	EUR	100	130
Macquarie Bank Ltd., 6.63%, 4/7/21 (c)		$85	94
Transurban Finance Co., Pty Ltd., 4.13%, 2/2/26 (c)		70	73
			297
Belgium (0.1%)
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26		100	103
Canada (0.6%)
Goldcorp, Inc., 3.70%, 3/15/23		73	75
Province of Alberta Canada, 1.75%, 8/26/20		260	257
Province of British Columbia Canada, 2.00%, 10/23/22		260	255
Royal Bank of Canada, 2.75%, 2/1/22		250	253
			840
China (0.3%)
Baidu, Inc., 2.88%, 7/6/22		200	198
3.25%, 8/6/18		225	226
			424
Colombia (0.2%)
Ecopetrol SA, 5.88%, 9/18/23		230	255
France (0.9%)
Air Liquide Finance SA, 1.75%, 9/27/21 (c)		200	194
Banque Federative du Credit Mutuel SA, 2.00%, 9/19/19	EUR	200	249
BNP Paribas SA, 3.80%, 1/10/24 (c)		$200	207
5.00%, 1/15/21		85	92
BPCE SA, 5.15%, 7/21/24 (c)		200	217
Electricite de France SA, 5.00%, 1/22/26 (d)	EUR	100	133
TOTAL SA, 3.88%, 5/18/22 (d)		100	135
			1,227

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Corporate Bonds (cont'd)
Germany (0.7%)
BMW US Capital LLC, 2.15%, 4/6/20 (c)		$200	$199
Deutsche Bank AG, 2.70%, 7/13/20		225	224
Deutsche Telekom International Finance BV, 3.60%, 1/19/27 (c)		150	151
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, 6.00%, 5/26/41	EUR	100	142
Siemens Financieringsmaatschappij N.V., 2.15%, 5/27/20 (c)		$250	249
			965
India (0.2%)
ONGC Videsh Vankorneft Pte Ltd., 3.75%, 7/27/26		200	200
Israel (0.1%)
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21		120	110
Italy (0.2%)
FCA Bank SpA, 1.38%, 4/17/20	EUR	100	123
Intesa Sanpaolo SpA, 6.50%, 2/24/21 (c)		$100	110
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	30	56
			289
Malaysia (0.2%)
Petronas Capital Ltd., 3.50%, 3/18/25 (c)		$200	205
Netherlands (0.4%)
ABN AMRO Bank N.V., 2.88%, 6/30/25	EUR	100	127
Cooperatieve Rabobank UA, 3.88%, 2/8/22		$50	52
Series G 3.75%, 11/9/20	EUR	50	66
ING Bank N.V., 5.80%, 9/25/23 (c)		$200	225
			470
Spain (0.4%)
Santander Issuances SAU, 5.18%, 11/19/25		200	216
Telefonica Emisiones SAU, 4.71%, 1/20/20	EUR	200	263
			479
Sweden (0.2%)
Skandinaviska Enskilda Banken AB, 2.30%, 3/11/20		$250	250
Switzerland (0.4%)
ABB Treasury Center USA, Inc., 4.00%, 6/15/21 (c)		50	53
	Face Amount (000)		Value (000)
Credit Suisse AG, 0.63%, 11/20/18	EUR	200	$242
6.00%, 2/15/18		$25	25
UBS Group Funding Switzerland AG, 3.49%, 5/23/23 (c)		200	203
			523
United Kingdom (1.3%)
BP Capital Markets PLC, 2.50%, 11/6/22		100	99
Heathrow Funding Ltd., 4.60%, 2/15/20	EUR	50	60
4.88%, 7/15/23 (c)		$100	107
HSBC Holdings PLC, 4.25%, 3/14/24		200	209
Lloyds Bank PLC, 6.50%, 3/24/20	EUR	200	274
Nationwide Building Society, 6.25%, 2/25/20 (c)		$270	291
NGG Finance PLC, 5.63%, 6/18/73	GBP	100	153
Royal Bank of Scotland Group PLC, 3.88%, 9/12/23		$200	204
Standard Chartered PLC, 2.10%, 8/19/19 (c)		225	224
			1,621
United States (5.2%)
Abbott Laboratories, 3.40%, 11/30/23		125	127
Air Lease Corp., 2.13%, 1/15/20		150	149
Amazon.com, Inc., 2.80%, 8/22/24 (c)		150	150
American Express Credit Corp., MTN 2.20%, 3/3/20		125	125
3.30%, 5/3/27		125	127
American International Group, Inc., 4.88%, 6/1/22		50	54
Amgen, Inc., 2.65%, 5/11/22		150	150
Apple, Inc., 2.50%, 2/9/22		200	200
AT&T, Inc., 4.25%, 3/1/27		175	179
4.50%, 3/9/48		95	89
AvalonBay Communities, Inc., Series G
2.95%, 9/15/22		50	50
Bank of America Corp., 4.24%, 4/24/38		100	109
MTN 4.00%, 1/22/25		175	182
Becton Dickinson and Co., 2.89%, 6/6/22		125	124
Capital One NA, 1.85%, 9/13/19		250	248

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)	Value (000)
Corporate Bonds (cont'd)
Charter Communications Operating LLC/ Charter Communications Operating Capital, 4.91%, 7/23/25	$25	$27
6.48%, 10/23/45	50	58
Citigroup, Inc., 5.50%, 9/13/25	75	85
8.13%, 7/15/39	75	120
Coca-Cola Co. (The), 3.20%, 11/1/23	100	104
ConocoPhillips Co., 4.95%, 3/15/26	75	85
Discover Bank, 3.10%, 6/4/20	255	258
Discovery Communications LLC, 2.95%, 3/20/23	100	99
Duke Energy Corp., 1.80%, 9/1/21	100	97
Five Corners Funding Trust, 4.42%, 11/15/23 (c)	200	215
Ford Motor Credit Co., LLC, 2.68%, 1/9/20	200	201
General Motors Financial Co., Inc., 2.35%, 10/4/19	75	75
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19	80	80
6.75%, 10/1/37	125	168
Home Depot, Inc. (The), 5.88%, 12/16/36	50	68
HSBC Finance Corp., 6.68%, 1/15/21	51	57
HSBC USA, Inc., 3.50%, 6/23/24	100	103
Johnson Controls International PLC, 3.90%, 2/14/26	75	79
JPMorgan Chase & Co., 2.25%, 1/23/20	200	200
3.78%, 2/1/28	100	104
Lockheed Martin Corp., 3.55%, 1/15/26	100	104
McDonald's Corp., MTN 3.38%, 5/26/25	100	103
Medtronic, Inc., 3.63%, 3/15/24	100	105
Merck & Co., Inc., 2.80%, 5/18/23	100	101
Microsoft Corp., 1.55%, 8/8/21	200	195
NBC Universal Media LLC, 4.38%, 4/1/21	130	138
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	125	127
Oncor Electric Delivery Co., LLC, 6.80%, 9/1/18	80	82
	Face Amount (000)		Value (000)
Oracle Corp., 3.40%, 7/8/24		$75	$78
PepsiCo, Inc., 3.60%, 3/1/24		100	105
PNC Bank NA, 3.10%, 10/25/27		300	300
QUALCOMM, Inc., 2.60%, 1/30/23		100	98
Rockwell Collins, Inc., 1.95%, 7/15/19		100	99
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26		100	97
UnitedHealth Group, Inc., 2.88%, 3/15/23		100	101
Verizon Communications, Inc., 4.67%, 3/15/55		82	79
Visa, Inc., 3.15%, 12/14/25		75	77
Wal-Mart Stores, Inc., 2.55%, 4/11/23		50	50
Wells Fargo & Co., 3.00%, 10/23/26		325	319
			6,704
Total Corporate Bonds (Cost $14,695)			14,962
Mortgages — Other (0.4%)
United States (0.4%)
Federal Home Loan Mortgage Corporation, 3.00%, 9/25/45 - 7/25/46		214	211
3.50%, 5/25/45 - 7/25/46		283	285
4.00%, 5/25/45		24	25
Total Mortgages — Other (Cost $527)			521
Sovereign (25.3%)
Australia (0.9%)
Australia Government Bond, 2.75%, 11/21/27	AUD	950	749
3.00%, 3/21/47		24	18
3.25%, 4/21/25		420	343
			1,110
Austria (0.3%)
Republic of Austria Government Bond, 1.20%, 10/20/25 (c)	EUR	340	436
Belgium (1.2%)
Kingdom of Belgium Government Bond, 0.80%, 6/22/25 (c)		1,300	1,614
Bermuda (0.2%)
Bermuda Government International Bond, 4.85%, 2/6/24 (c)		$200	217
Brazil (3.5%)
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/21	BRL	15,342	4,553

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Sovereign (cont'd)
Canada (1.3%)
Canadian Government Bond, 0.50%, 3/1/22	CAD	680	$512
1.50%, 6/1/26		1,420	1,084
2.75%, 12/1/48		20	18
			1,614
China (0.3%)
Sinopec Group Overseas Development 2013 Ltd., 2.63%, 10/17/20	EUR	130	166
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 4/28/20 (c)		$200	199
			365
Denmark (0.1%)
Denmark Government Bond, 0.50%, 11/15/27	DKK	670	108
France (1.0%)
French Republic Government Bond OAT, 1.00%, 5/25/27	EUR	190	236
1.75%, 5/25/23		580	763
2.00%, 5/25/48 (c)		24	30
3.25%, 5/25/45		160	259
			1,288
Germany (0.9%)
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/26		120	140
1.00%, 8/15/25		210	268
1.25%, 8/15/48		36	44
4.25%, 7/4/39		300	585
4.75%, 7/4/34		90	173
			1,210
Hungary (0.1%)
Hungary Government International Bond, 5.75%, 11/22/23		$130	149
Indonesia (0.2%)
Indonesia Government International Bond, 5.88%, 1/15/24		200	228
Ireland (0.1%)
Ireland Government Bond, 5.40%, 3/13/25	EUR	80	130
Italy (1.6%)
Italy Buoni Poliennali Del Tesoro, 1.45%, 9/15/22		670	830
2.20%, 6/1/27		250	307
2.35%, 9/15/24 (c)		543	745
5.00%, 9/1/40		100	157
			2,039
Japan (6.7%)
Japan Government Five Year Bond, 0.20%, 3/20/19	JPY	52,000	463
	Face Amount (000)		Value (000)
Japan Government Ten Year Bond, 0.10%, 6/20/26	JPY	139,000	$1,244
0.50%, 9/20/24		140,000	1,290
1.10%, 3/20/21 - 6/20/21		217,400	2,008
1.70%, 6/20/18		92,000	824
Japan Government Thirty Year Bond, 0.30%, 6/20/46		45,000	351
0.80%, 9/20/47		6,750	60
1.70%, 6/20/33		120,000	1,286
2.00%, 9/20/40		95,000	1,083
			8,609
Malaysia (0.1%)
Malaysia Government Bond, 3.96%, 9/15/25	MYR	600	147
Mexico (1.0%)
Mexican Bonos, Series M 5.75%, 3/5/26	MXN	3,000	135
6.50%, 6/10/21		18,000	885
Petroleos Mexicanos, 4.88%, 1/18/24		$190	197
6.38%, 1/23/45		50	51
			1,268
Netherlands (0.4%)
Netherlands Government Bond, 0.25%, 7/15/25 (c)	EUR	450	540
Norway (0.1%)
Norway Government Bond, 2.00%, 5/24/23 (c)	NOK	730	93
Poland (0.1%)
Poland Government Bond, 4.00%, 10/25/23	PLN	330	101
Portugal (1.4%)
Portugal Obrigacoes do Tesouro OT, 2.88%, 7/21/26 (c)	EUR	704	922
4.13%, 4/14/27 (c)		647	922
			1,844
Russia (0.4%)
Russian Federal Bond — OFZ, 7.00%, 8/16/23	RUB	29,650	514
Spain (1.1%)
Spain Government Bond, 0.40%, 4/30/22	EUR	940	1,136
Spain Government Inflation Linked Bond, 1.00%, 11/30/30 (c)		173	220
			1,356
Sweden (0.0%)
Sweden Government Bond, 1.00%, 11/12/26	SEK	470	60
United Kingdom (2.3%)
United Kingdom Gilt, 1.50%, 1/22/21 - 7/22/47	GBP	295	406
2.75%, 9/7/24		860	1,299

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)	Value (000)
Sovereign (cont'd)
4.25%, 6/7/32 - 9/7/39	$670	$1,290
		2,995
Total Sovereign (Cost $31,704)		32,588
U.S. Treasury Securities (3.4%)
United States (3.4%)
U.S. Treasury Bonds, 2.50%, 2/15/45	1,200	1,144
2.75%, 11/15/47	234	234
3.50%, 2/15/39	460	526
U.S. Treasury Notes, 0.38%, 1/15/27	562	558
1.75%, 4/30/22	1,530	1,504
2.25%, 2/15/27	490	484
Total U.S. Treasury Securities (Cost $4,416)		4,450
Total Fixed Income Securities (Cost $56,169)		57,304
	Shares
Common Stocks (41.7%)
Australia (0.8%)
AGL Energy Ltd.	554	10
Alumina Ltd.	5,788	11
Amcor Ltd.	1,710	21
AMP Ltd.	4,439	18
ASX Ltd.	306	13
Australia & New Zealand Banking Group Ltd.	4,373	98
BHP Billiton Ltd.	3,615	83
Brambles Ltd.	1,921	15
CIMIC Group Ltd.	254	10
Coca-Cola Amatil Ltd.	329	2
Commonwealth Bank of Australia	1,619	101
CSL Ltd.	617	68
Fortescue Metals Group Ltd.	1,780	7
GPT Group (The) REIT	4,765	19
Incitec Pivot Ltd.	2,759	8
Insurance Australia Group Ltd.	3,106	17
Macquarie Group Ltd.	444	34
National Australia Bank Ltd.	3,329	77
Newcrest Mining Ltd.	807	14
Orica Ltd.	669	9
Origin Energy Ltd. (e)	1,478	11
Orora Ltd.	1,710	5
QBE Insurance Group Ltd.	2,395	20
Rio Tinto Ltd.	486	29
Santos Ltd. (e)	1,238	5
Scentre Group REIT	6,253	20
Shopping Centres Australasia Property Group REIT	301	1
South32 Ltd.	7,996	22
South32 Ltd.	3,615	10
Star Entertainment Grp Ltd. (The)	227	1
Stockland REIT	6,271	22
Suncorp Group Ltd.	1,819	20
	Shares	Value (000)
Sydney Airport	470	$3
Tabcorp Holdings Ltd.	233	1
Telstra Corp., Ltd.	4,487	13
Transurban Group	2,093	20
Treasury Wine Estates Ltd.	1,002	12
Wesfarmers Ltd.	1,209	42
Westfield Corp. REIT	2,865	21
Westpac Banking Corp.	3,273	80
Woodside Petroleum Ltd.	696	18
Woolworths Group Ltd.	1,403	30
		1,041
Austria (0.1%)
BUWOG AG (e)	28	1
Erste Group Bank AG (e)	1,184	51
IMMOFINANZ AG (e)	560	1
Raiffeisen Bank International AG (e)	363	13
Verbund AG	75	2
voestalpine AG	158	10
		78
Belgium (0.1%)
Ageas	219	11
Anheuser-Busch InBev N.V.	525	58
Colruyt SA	71	4
Groupe Bruxelles Lambert SA	119	13
KBC Group N.V.	869	74
Solvay SA	57	8
Umicore SA	254	12
		180
Canada (0.9%)
Agnico Eagle Mines Ltd.	200	9
Agrium, Inc.	200	23
Bank of Montreal	500	40
Bank of Nova Scotia (The)	700	45
Barrick Gold Corp.	900	13
Barrick Gold Corp.	15,386	223
BCE, Inc.	800	38
Blackberry Ltd. (e)	500	6
Brookfield Asset Management, Inc., Class A	850	37
Brookfield Business Partners LP	21	1
Brookfield Property Partners LP	40	1
Cameco Corp.	500	5
Canadian Imperial Bank of Commerce	500	49
Canadian National Railway Co.	800	66
Canadian Natural Resources Ltd.	800	29
Canadian Pacific Railway Ltd.	200	37
Cenovus Energy, Inc.	800	7
Crescent Point Energy Corp.	300	2
Eldorado Gold Corp.	600	1
Enbridge, Inc.	418	16
Enbridge, Inc.	900	35
Encana Corp.	800	11
Goldcorp, Inc.	800	10

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Canada (cont'd)
Imperial Oil Ltd.	100	$3
Kinross Gold Corp. (e)	1,000	4
Loblaw Cos., Ltd.	129	7
Magna International, Inc.	600	34
Manulife Financial Corp.	2,500	52
National Bank of Canada	400	20
Obsidian Energy Ltd. (e)	500	1
Potash Corp. of Saskatchewan, Inc.	800	16
Power Corp. of Canada	600	15
PrairieSky Royalty Ltd.	20	1
Rogers Communications, Inc., Class B	400	20
Royal Bank of Canada	1,000	82
Sun Life Financial, Inc.	700	29
Suncor Energy, Inc.	1,400	51
Teck Resources Ltd., Class B	500	13
Thomson Reuters Corp.	500	22
Toronto-Dominion Bank (The)	1,500	88
TransCanada Corp.	600	29
Trisura Group Ltd.	6	—	@
Wheaton Precious Metals Corp.	400	9
Yamana Gold, Inc.	900	3
		1,203
China (0.0%)
Yum China Holdings, Inc.	258	10
Denmark (0.6%)
AP Moller - Maersk A/S Series A	7	12
AP Moller - Maersk A/S Series B	13	23
Danske Bank A/S	915	35
DSV A/S	2,688	212
ISS A/S	2,206	85
Novo Nordisk A/S Series B	5,448	293
Novozymes A/S Series B	442	25
Vestas Wind Systems A/S	517	35
		720
Finland (0.1%)
Elisa Oyj	163	6
Fortum Oyj	382	8
Kone Oyj, Class B	343	18
Metso Oyj	120	4
Nokia Oyj	3,329	16
Nokian Renkaat Oyj	141	6
Sampo Oyj, Class A	355	20
Stora Enso Oyj, Class R	588	9
UPM-Kymmene Oyj	325	10
Valmet Oyj	120	2
Wartsila Oyj Abp	171	11
		110
France (3.4%)
Accor SA	5,979	308
Aeroports de Paris (ADP)	275	52
Air Liquide SA	333	42
	Shares	Value (000)
Airbus SE	396	$39
Alstom SA	238	10
ArcelorMittal (e)	262	9
Atos SE	1,733	252
AXA SA	1,795	53
BNP Paribas SA	4,458	332
Bouygues SA	4,898	254
Capgemini SE	3,384	400
Carrefour SA	436	9
CGG SA (e)	5	—	@
Cie de Saint-Gobain	4,857	267
Cie Generale des Etablissements Michelin	214	31
Credit Agricole SA	4,810	79
Danone SA	432	36
Electricite de France SA	328	4
Engie SA	1,158	20
Essilor International Cie Generale d'Optique SA	178	25
Fonciere Des Regions REIT	31	4
Gecina SA REIT	22	4
Getlink SE	6,016	77
Hermes International	23	12
Klepierre SA REIT	187	8
L'Oreal SA	246	55
Legrand SA	114	9
LVMH Moet Hennessy Louis Vuitton SE	185	54
Natixis SA	2,922	23
Orange SA	1,686	29
Pernod Ricard SA	206	33
Peugeot SA	22,515	457
Publicis Groupe SA	183	12
Renault SA	194	20
Rexel SA	5,164	94
Safran SA	147	15
Sanofi	455	39
Schneider Electric SE (e)	459	39
SES SA	360	6
Societe Generale SA	3,251	168
Sodexo SA	160	22
Thales SA	92	10
TOTAL SA	1,305	72
Unibail-Rodamco SE REIT	52	13
Vallourec SA (e)	98	1
Veolia Environnement SA	344	9
Vinci SA	8,005	817
Vivendi SA	1,030	28
		4,352
Germany (0.9%)
Adidas AG	126	25
Allianz SE (Registered)	284	65
BASF SE	417	46
Bayer AG (Registered)	471	59
Bayerische Motoren Werke AG	254	26

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Germany (cont'd)
CECONOMY AG	125	$2
Commerzbank AG (e)	3,375	51
Continental AG	60	16
Daimler AG (Registered)	486	41
Deutsche Bank AG (Registered)	628	12
Deutsche Boerse AG	2,830	328
Deutsche Lufthansa AG (Registered)	129	5
Deutsche Post AG (Registered)	433	21
Deutsche Telekom AG (Registered)	1,535	27
E.ON SE	1,058	11
Fraport AG Frankfurt Airport Services Worldwide	732	80
Fresenius Medical Care AG & Co., KGaA	133	14
Fresenius SE & Co., KGaA	290	23
HeidelbergCement AG	44	5
Henkel AG & Co., KGaA	114	14
Henkel AG & Co., KGaA (Preference)	211	28
Infineon Technologies AG	911	25
K+S AG (Registered)	63	2
LANXESS AG	38	3
Linde AG (e)	109	25
Merck KGaA	138	15
METRO AG (e)	125	2
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	146	32
OSRAM Licht AG	40	4
Porsche Automobil Holding SE (Preference)	188	16
QIAGEN N.V. (e)	321	10
RWE AG (e)	346	7
Salzgitter AG	52	3
SAP SE	563	63
Siemens AG (Registered)	408	57
ThyssenKrupp AG	146	4
Uniper SE	105	3
Volkswagen AG	26	5
Volkswagen AG (Preference)	107	21
		1,196
Greece (0.0%)
National Bank of Greece SA (e)	9	—	@
Hong Kong (0.3%)
Bank of East Asia Ltd. (The)	2,276	10
BOC Hong Kong Holdings Ltd.	3,000	15
CK Asset Holdings Ltd.	2,552	22
CK Hutchison Holdings Ltd.	2,552	32
CLP Holdings Ltd.	1,700	18
Esprit Holdings Ltd. (e)	1,797	1
Global Brands Group Holding Ltd. (e)	4,000	—	@
Hanergy Thin Film Power Group Ltd. (e)(f)(g)	18,000	—	@
Hang Lung Group Ltd.	1,000	4
Hang Lung Properties Ltd.	3,000	7
Hang Seng Bank Ltd.	1,000	25
Henderson Land Development Co., Ltd.	2,778	18
	Shares	Value (000)
Hong Kong & China Gas Co., Ltd.	5,550	$11
Hong Kong Exchanges & Clearing Ltd.	959	29
I-CABLE Communications Ltd. (e)	1,072	—	@
Kerry Logistics Network Ltd.	750	1
Kerry Properties Ltd.	1,000	5
Li & Fung Ltd.	4,000	2
Link REIT	1,754	16
MTR Corp., Ltd.	1,941	12
New World Development Co., Ltd.	4,930	8
Power Assets Holdings Ltd.	1,500	13
Sands China Ltd.	2,000	10
Sino Land Co., Ltd.	4,477	8
Sun Hung Kai Properties Ltd.	2,530	42
Swire Pacific Ltd., Class A	1,000	9
Swire Properties Ltd.	550	2
Wharf Holdings Ltd. (The)	1,400	5
Wharf Real Estate Investment Co., Ltd. (e)	1,400	9
Wynn Macau Ltd.	1,600	5
		339
Ireland (0.1%)
Bank of Ireland Group PLC (e)	2,902	25
CRH PLC	3,007	108
		133
Italy (0.9%)
Assicurazioni Generali SpA	766	14
Atlantia SpA	10,202	322
Banco BPM SpA (e)	215	1
CNH Industrial N.V.	456	6
Enel SpA	4,573	28
Eni SpA	1,280	21
EXOR N.V.	55	3
Ferrari N.V.	61	6
Fiat Chrysler Automobiles N.V. (e)	607	11
Intesa Sanpaolo SpA	48,907	162
Italgas SpA	197	1
Leonardo SpA	351	4
Luxottica Group SpA	69	4
Mediobanca SpA	34,504	391
Prysmian SpA	116	4
Rizzoli Corriere Della Sera Mediagroup SpA (e)	41	—	@
Saipem SpA (e)	15	—	@
Snam SpA	989	5
Telecom Italia SpA	2,252	2
Telecom Italia SpA (e)	5,340	5
Tenaris SA	277	4
Terna Rete Elettrica Nazionale SpA	922	5
UniCredit SpA (e)	6,375	119
Unione di Banche Italiane SpA	3,217	14
		1,132
Japan (3.7%)
Aeon Co., Ltd.	1,900	32
Aisin Seiki Co., Ltd.	400	22
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Japan (cont'd)
Ajinomoto Co., Inc.	2,000	$38
Asahi Glass Co., Ltd.	400	17
Asahi Group Holdings Ltd.	900	45
Asahi Kasei Corp.	3,000	39
Astellas Pharma, Inc.	2,500	32
Bridgestone Corp.	1,200	56
Canon, Inc.	1,300	48
Central Japan Railway Co.	234	42
Chubu Electric Power Co., Inc.	1,100	14
Chugoku Electric Power Co., Inc. (The)	700	7
Concordia Financial Group Ltd.	5,000	30
Dai Nippon Printing Co., Ltd.	500	11
Dai-ichi Life Holdings, Inc.	1,700	35
Daiichi Sankyo Co., Ltd.	1,000	26
Daikin Industries Ltd.	400	47
Daiwa House Industry Co., Ltd.	2,000	77
Daiwa Securities Group, Inc.	5,000	31
Denso Corp.	700	42
East Japan Railway Co.	500	49
Eisai Co., Ltd.	600	34
FANUC Corp.	300	72
Fast Retailing Co., Ltd.	100	40
FUJIFILM Holdings Corp.	1,000	41
Fujitsu Ltd.	4,000	28
Hankyu Hanshin Holdings, Inc.	1,000	40
Hitachi Ltd.	5,000	39
Honda Motor Co., Ltd.	1,900	65
Hoya Corp.	900	45
Inpex Corp.	1,200	15
ITOCHU Corp.	2,200	41
Japan Tobacco, Inc.	1,246	40
JFE Holdings, Inc.	900	22
JXTG Holdings, Inc.	4,300	28
Kansai Electric Power Co., Inc. (The)	1,200	15
Kao Corp.	700	47
KDDI Corp.	1,800	45
Keyence Corp.	400	223
Kintetsu Group Holdings Co., Ltd.	600	23
Kirin Holdings Co., Ltd.	2,000	50
Kobe Steel Ltd. (e)	800	7
Komatsu Ltd.	1,600	58
Konica Minolta, Inc.	1,500	14
Kubota Corp.	3,000	59
Kuraray Co., Ltd.	1,000	19
Kyocera Corp.	600	39
Kyushu Electric Power Co., Inc.	800	8
LIXIL Group Corp.	1,100	30
Marubeni Corp.	3,000	22
Mitsubishi Chemical Holdings Corp.	3,500	38
Mitsubishi Corp.	1,800	50
Mitsubishi Electric Corp.	3,000	50
Mitsubishi Estate Co., Ltd.	2,000	35
	Shares	Value (000)
Mitsubishi Heavy Industries Ltd.	700	$26
Mitsui & Co., Ltd.	2,200	36
Mitsui Fudosan Co., Ltd.	2,000	45
Mitsui OSK Lines Ltd.	300	10
Mizuho Financial Group, Inc.	28,900	52
MS&AD Insurance Group Holdings, Inc.	1,100	37
Murata Manufacturing Co., Ltd.	300	40
NEC Corp.	800	22
NGK Insulators Ltd.	1,000	19
Nidec Corp.	400	56
Nikon Corp.	800	16
Nintendo Co., Ltd.	100	36
Nippon Building Fund, Inc. REIT	4	20
Nippon Steel & Sumitomo Metal Corp.	1,000	26
Nippon Telegraph & Telephone Corp.	1,400	66
Nippon Yusen KK (e)	300	7
Nissan Motor Co., Ltd.	3,000	30
Nitto Denko Corp.	300	27
Nomura Holdings, Inc.	5,300	31
NTT DOCOMO, Inc.	2,100	50
Odakyu Electric Railway Co., Ltd.	1,500	32
Olympus Corp.	500	19
Omron Corp.	700	42
Oriental Land Co., Ltd.	800	73
ORIX Corp.	1,710	29
Osaka Gas Co., Ltd.	1,000	19
Panasonic Corp.	2,800	41
Rakuten, Inc.	2,000	18
Ricoh Co., Ltd.	2,000	19
Rohm Co., Ltd.	300	33
Secom Co., Ltd.	500	38
Sekisui House Ltd.	2,000	36
Seven & i Holdings Co., Ltd.	1,200	50
Sharp Corp. (e)	200	7
Shikoku Electric Power Co., Inc.	500	5
Shin-Etsu Chemical Co., Ltd.	500	51
Shionogi & Co., Ltd.	1,200	65
Shiseido Co., Ltd.	800	39
Shizuoka Bank Ltd. (The)	3,000	31
SMC Corp.	200	82
SoftBank Group Corp.	1,100	87
Sompo Holdings, Inc.	1,000	39
Sony Corp.	1,300	58
Sumitomo Chemical Co., Ltd.	3,000	22
Sumitomo Corp.	1,900	32
Sumitomo Electric Industries Ltd.	1,200	20
Sumitomo Metal Mining Co., Ltd.	500	23
Sumitomo Mitsui Financial Group, Inc.	1,900	82
Sumitomo Mitsui Trust Holdings, Inc.	500	20
Sumitomo Realty & Development Co., Ltd.	1,000	33
Suzuki Motor Corp.	700	41
T&D Holdings, Inc.	1,700	29
Takeda Pharmaceutical Co., Ltd.	900	51

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Japan (cont'd)
TDK Corp.	400	$32
Terumo Corp.	1,000	47
Tohoku Electric Power Co., Inc.	1,000	13
Tokio Marine Holdings, Inc.	1,100	50
Tokyo Electric Power Co., Holdings, Inc. (e)	3,400	13
Tokyo Electron Ltd.	500	90
Tokyo Gas Co., Ltd.	800	18
Tokyu Corp.	1,500	24
Toray Industries, Inc.	3,000	28
Toshiba Corp. (e)	5,000	14
Toyota Industries Corp.	800	51
Toyota Motor Corp.	3,400	218
West Japan Railway Co.	400	29
Yahoo Japan Corp.	4,700	22
Yamada Denki Co., Ltd.	2,500	14
Yamato Holdings Co., Ltd.	400	8
		4,711
Netherlands (0.6%)
ABN AMRO Group N.V. CVA (c)	732	24
Akzo Nobel N.V.	228	20
ASML Holding N.V.	299	52
Coca-Cola European Partners PLC	93	4
Fugro N.V. CVA (e)	56	1
Heineken N.V.	360	37
ING Groep N.V.	15,353	282
Koninklijke Ahold Delhaize N.V.	882	19
Koninklijke KPN N.V.	1,070	4
Koninklijke Philips N.V.	1,098	42
Koninklijke Vopak N.V.	68	3
PostNL N.V.	385	2
Randstad Holding N.V.	4,193	257
Unilever N.V. CVA	1,146	64
		811
New Zealand (0.0%)
Auckland International Airport Ltd.	1,674	8
Contact Energy Ltd.	1,252	5
Fletcher Building Ltd.	1,181	6
Mercury NZ Ltd.	1,212	3
Meridian Energy Ltd.	2,247	5
Ryman Healthcare Ltd.	661	5
Spark New Zealand Ltd.	3,134	8
		40
Norway (0.1%)
Akastor ASA (e)	246	1
Aker Solutions ASA (e)	246	1
DNB ASA	2,312	43
Kvaerner ASA (e)	246	1
Norsk Hydro ASA	1,778	13
Orkla ASA	1,208	13
REC Silicon ASA (e)	1,171	—	@
Statoil ASA	2,284	49
	Shares	Value (000)
Subsea 7 SA	420	$6
Telenor ASA	995	21
Yara International ASA	352	16
		164
Poland (0.0%)
Jeronimo Martins SGPS SA	241	5
Portugal (0.0%)
EDP - Energias de Portugal SA	2,371	8
Galp Energia SGPS SA	247	5
Pharol SGPS SA (Registered) (e)	610	—	@
		13
Russia (0.3%)
Gazprom PJSC ADR	11,483	51
LUKOIL PJSC ADR	907	52
Magnit PJSC GDR	654	18
MMC Norilsk Nickel PJSC ADR	1,336	25
Mobile TeleSystems PJSC ADR	1,000	10
Novatek PJSC (Registered GDR)	189	23
PhosAgro PJSC GDR	250	4
Rosneft Oil Co., PJSC (Registered GDR)	2,465	12
Rostelecom PJSC ADR	35	—	@
RusHydro PJSC ADR	1,461	2
Sberbank of Russia PJSC ADR	5,359	91
Severstal PJSC GDR	354	5
Sistema PJSC FC GDR	370	1
Surgutneftegas OJSC ADR	1,639	8
Tatneft PJSC ADR	347	17
VTB Bank PJSC (Registered GDR)	3,514	6
X5 Retail Group N.V. GDR (e)	212	8
		333
South Africa (0.4%)
Barclays Africa Group Ltd.	6,053	89
Capitec Bank Holdings Ltd.	810	72
FirstRand Ltd.	24,974	136
Nedbank Group Ltd.	3,521	73
Standard Bank Group Ltd.	11,370	179
		549
Spain (0.6%)
Abertis Infraestructuras SA	292	7
ACS Actividades de Construccion y Servicios SA	189	7
Amadeus IT Group SA, Class A	176	13
Banco Bilbao Vizcaya Argentaria SA	23,822	203
Banco de Sabadell SA	20,891	41
Banco Santander SA	51,288	336
Bankia SA	3,579	17
Bankinter SA	2,096	20
CaixaBank SA	9,102	42
Distribuidora Internacional de Alimentacion SA	556	3
Enagas SA	211	6
Ferrovial SA	309	7
Gas Natural SDG SA	192	4
Grifols SA	163	5

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Spain (cont'd)
Grifols SA (Preference) Class B	38	$1
Iberdrola SA	2,771	21
Industria de Diseno Textil SA	824	29
International Consolidated Airlines Group SA	1,054	9
Red Electrica Corp., SA	338	8
Repsol SA	846	15
Telefonica SA	2,506	24
		818
Sweden (1.0%)
Alfa Laval AB	1,314	31
Assa Abloy AB, Class B	3,118	65
Atlas Copco AB, Class A	2,523	109
Atlas Copco AB, Class B	1,326	51
Boliden AB	828	28
Electrolux AB, Class B	590	19
Essity AB, Class B (e)	1,789	51
Hennes & Mauritz AB, Class B	2,804	58
Hexagon AB, Class B	733	37
Husqvarna AB, Class B	445	4
Investor AB, Class B	1,350	61
Kinnevik AB, Class B	345	12
Millicom International Cellular SA SDR	246	17
Nordea Bank AB	9,547	115
Ratos AB, Class B	222	1
Sandvik AB	3,635	63
Skandinaviska Enskilda Banken AB, Class A	7,042	82
Skanska AB, Class B	747	15
SKF AB, Class B	1,115	25
Svenska Cellulosa AB SCA, Class B	1,789	18
Svenska Handelsbanken AB, Class A	6,950	95
Swedbank AB, Class A	1,607	39
Swedish Match AB	1,325	52
Tele2 AB, Class B	1,023	13
Telefonaktiebolaget LM Ericsson, Class B	9,217	60
Telia Co., AB	13,610	61
Volvo AB, Class B	5,100	95
		1,277
Switzerland (1.9%)
ABB Ltd. (Registered)	4,452	119
Adecco Group AG (Registered)	5,674	434
Baloise Holding AG (Registered)	160	25
Cie Financiere Richemont SA (Registered)	848	77
Credit Suisse Group AG (Registered) (e)	2,190	39
GAM Holding AG (e)	553	9
Geberit AG (Registered)	133	58
Givaudan SA (Registered)	21	48
Idorsia Ltd. (e)	429	11
Julius Baer Group Ltd. (e)	424	26
Kuehne & Nagel International AG (Registered)	125	22
LafargeHolcim Ltd. (Registered) (e)	411	23
LafargeHolcim Ltd. (Registered) (e)	170	9
Lonza Group AG (Registered) (e)	200	54
	Shares	Value (000)
Nestle SA (Registered)	5,094	$438
Novartis AG (Registered)	1,959	166
Roche Holding AG (Genusschein)	1,822	461
Schindler Holding AG	142	33
SGS SA (Registered)	20	52
Sonova Holding AG (Registered)	209	33
Swatch Group AG (The)	56	23
Swiss Life Holding AG (Registered) (e)	65	23
Swiss Re AG	237	22
UBS Group AG (Registered) (e)	6,637	122
Zurich Insurance Group AG	330	100
		2,427
United Kingdom (3.5%)
3i Group PLC	1,595	20
Admiral Group PLC	331	9
Anglo American PLC	2,219	46
Antofagasta PLC	660	9
Ashtead Group PLC	828	22
Associated British Foods PLC	587	22
AstraZeneca PLC	2,085	143
Auto Trader Group PLC (c)	1,640	8
Aviva PLC	6,717	46
Babcock International Group PLC	413	4
BAE Systems PLC	5,230	40
Barclays PLC	28,390	77
Barratt Developments PLC	1,646	14
Berkeley Group Holdings PLC	212	12
BHP Billiton PLC	3,528	72
BP PLC	32,587	230
British American Tobacco PLC	3,764	254
British Land Co., PLC (The) REIT	1,613	15
BT Group PLC	13,988	51
Bunzl PLC	557	16
Burberry Group PLC	724	18
Capita PLC	1,093	6
Carnival PLC	325	21
Centrica PLC	9,079	17
Cobham PLC (e)	3,992	7
Coca-Cola HBC AG (e)	303	10
Compass Group PLC	2,614	57
ConvaTec Group PLC (c)	2,290	6
Croda International PLC	217	13
CYBG PLC CDI (e)	888	4
DCC PLC	149	15
Diageo PLC	4,158	152
Direct Line Insurance Group PLC	2,265	12
Dixons Carphone PLC	1,607	4
easyJet PLC	259	5
Experian PLC	1,559	34
Ferguson PLC	429	31
Fresnillo PLC	370	7
G4S PLC	2,583	9
GKN PLC	2,797	12

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
GlaxoSmithKline PLC	8,070	$143
Glencore PLC (e)	20,364	107
Hammerson PLC REIT	1,307	10
Hargreaves Lansdown PLC	431	10
Hikma Pharmaceuticals PLC	234	4
HSBC Holdings PLC	33,433	345
IMI PLC	455	8
Imperial Brands PLC	1,575	67
Inmarsat PLC	757	5
InterContinental Hotels Group PLC	301	19
Intertek Group PLC	270	19
Intu Properties PLC REIT	1,450	5
Investec PLC	1,106	8
ITV PLC	5,840	13
J Sainsbury PLC	2,723	9
Johnson Matthey PLC	317	13
Kingfisher PLC	3,660	17
Land Securities Group PLC REIT	1,229	17
Legal & General Group PLC	9,771	36
Lloyds Banking Group PLC	119,291	109
London Stock Exchange Group PLC	517	26
Marks & Spencer Group PLC	2,666	11
Mediclinic International PLC	610	5
Meggitt PLC	1,297	8
Merlin Entertainments PLC (c)	1,191	6
Micro Focus International PLC	723	25
Micro Focus International PLC ADR (e)	218	7
Mondi PLC	610	16
National Grid PLC	5,636	66
Next PLC	238	15
Old Mutual PLC	8,222	26
Paragon Offshore PLC (e)(f)	67	—
Pearson PLC	1,389	14
Persimmon PLC	503	19
Provident Financial PLC	252	3
Prudential PLC	4,298	111
Randgold Resources Ltd.	155	15
Reckitt Benckiser Group PLC	1,121	105
RELX PLC	1,777	42
Rio Tinto PLC	2,043	108
Rolls-Royce Holdings PLC (e)	2,765	31
Royal Bank of Scotland Group PLC (e)	5,877	22
Royal Dutch Shell PLC, Class A	7,351	246
Royal Dutch Shell PLC, Class B	6,252	211
Royal Mail PLC	1,472	9
RSA Insurance Group PLC	1,700	15
Sage Group PLC (The)	1,804	19
Schroders PLC	207	10
Segro PLC REIT	1,642	13
Severn Trent PLC	385	11
Shire PLC	1,502	78
Shire PLC ADR	276	43
	Shares	Value (000)
Sky PLC	1,688	$23
Smith & Nephew PLC	1,462	25
Smiths Group PLC	661	13
SSE PLC	1,653	29
St. James's Place PLC	873	14
Standard Chartered PLC (e)	5,503	58
Standard Life Aberdeen PLC	4,452	26
Tate & Lyle PLC	765	7
Taylor Wimpey PLC	5,347	15
Tesco PLC	13,564	38
Travis Perkins PLC	416	9
TUI AG	724	15
Unilever PLC	2,117	117
United Utilities Group PLC	1,119	13
Vodafone Group PLC	43,685	138
Weir Group PLC (The)	368	11
Whitbread PLC	301	16
Wm Morrison Supermarkets PLC	3,634	11
Worldpay Group PLC (c)	3,359	19
WPP PLC	2,135	39
		4,486
United States (21.4%)
3M Co.	1,262	297
Abbott Laboratories	1,795	102
AbbVie, Inc.	1,366	132
Accenture PLC, Class A	1,076	165
Adient PLC	28	2
Adobe Systems, Inc. (e)	388	68
AdvanSix, Inc. (e)	103	4
AES Corp.	241	3
Aetna, Inc.	251	45
Agilent Technologies, Inc.	186	12
Alexion Pharmaceuticals, Inc. (e)	193	23
Allergan PLC	182	30
Alphabet, Inc., Class A (e)	401	422
Alphabet, Inc., Class C (e)	392	410
Altria Group, Inc.	2,444	175
Amazon.com, Inc. (e)	479	560
Ameren Corp.	173	10
American Electric Power Co., Inc.	395	29
American Express Co.	4,479	445
American International Group, Inc.	2,279	136
American Tower Corp. REIT	309	44
Ameriprise Financial, Inc.	184	31
AmerisourceBergen Corp.	223	20
Amgen, Inc.	968	168
Amphenol Corp., Class A	383	34
Anadarko Petroleum Corp.	1,073	58
Analog Devices, Inc.	139	12
Annaly Capital Management, Inc. REIT	428	5
Anthem, Inc.	285	64
Apache Corp.	200	8
Apple, Inc.	6,036	1,021

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
AT&T, Inc.	5,241	$204
Automatic Data Processing, Inc.	275	32
Avery Dennison Corp.	239	27
Baker Hughes, a GE Co.	385	12
Bank of America Corp.	13,403	396
Bank of New York Mellon Corp. (The)	457	25
Baxter International, Inc.	1,207	78
BB&T Corp.	427	21
Becton Dickinson and Co.	311	67
Bed Bath & Beyond, Inc.	257	6
Berkshire Hathaway, Inc., Class B (e)	1,144	227
Biogen, Inc. (e)	366	117
Bioverativ, Inc. (e)	233	13
BlackRock, Inc.	365	187
Boeing Co. (The)	1,026	303
Boston Properties, Inc. REIT	144	19
Boston Scientific Corp. (e)	408	10
Bristol-Myers Squibb Co.	2,753	169
Broadcom Ltd.	6	2
California Resources Corp. (e)	89	2
Capital One Financial Corp.	12,425	1,237
Cardinal Health, Inc.	150	9
Carnival Corp.	2	—	@
Caterpillar, Inc.	1,091	172
CBS Corp., Class B	431	25
CDK Global, Inc.	125	9
Celgene Corp. (e)	1,102	115
CenterPoint Energy, Inc.	144	4
CenturyLink, Inc.	428	7
Cerner Corp. (e)	393	26
CF Industries Holdings, Inc.	32	1
CH Robinson Worldwide, Inc.	191	17
Charles Schwab Corp. (The)	620	32
Charter Communications, Inc., Class A (e)	151	51
Chemours Co. (The)	402	20
Chesapeake Energy Corp. (e)	195	1
Chevron Corp.	1,988	249
Chipotle Mexican Grill, Inc. (e)	37	11
Cigna Corp.	259	53
Cintas Corp.	155	24
Cisco Systems, Inc.	5,690	218
CIT Group, Inc.	296	15
Citigroup, Inc.	3,557	265
Citrix Systems, Inc. (e)	204	18
Cleveland-Cliffs, Inc. (e)	14	—	@
CME Group, Inc.	175	26
CNX Resources Corp. (e)	278	4
Coca-Cola Co. (The)	1,224	56
Cognizant Technology Solutions Corp., Class A	371	26
Colgate-Palmolive Co.	3,207	242
Comcast Corp., Class A	6,295	252
Comerica, Inc.	184	16
	Shares	Value (000)
Concho Resources, Inc. (e)	100	$15
Conduent, Inc. (e)	159	3
ConocoPhillips	1,920	105
CONSOL Energy, Inc. (e)	34	1
Consolidated Edison, Inc.	280	24
Costco Wholesale Corp.	923	172
Crown Castle International Corp. REIT	288	32
CSX Corp.	366	20
Cummins, Inc.	8	1
CVS Health Corp.	3,385	245
Danaher Corp.	392	36
DaVita, Inc. (e)	249	18
Deere & Co.	20	3
Dell Technologies, Inc., Class V (e)	433	35
Devon Energy Corp.	225	9
Discover Financial Services	16,538	1,272
Discovery Communications, Inc., Class A (e)	352	8
Discovery Communications, Inc., Class C (e)	499	11
Dominion Energy, Inc.	223	18
DowDuPont, Inc.	3,813	272
DTE Energy Co.	231	25
Duke Energy Corp.	1,030	87
Dun & Bradstreet Corp. (The)	132	16
DXC Technology Co.	136	13
Eaton Corp., PLC	25	2
eBay, Inc. (e)	1,839	69
Ecolab, Inc.	27	4
Edison International	300	19
Edwards Lifesciences Corp. (e)	260	29
Eli Lilly & Co.	1,256	106
Emerson Electric Co.	1,185	83
Entergy Corp.	233	19
EOG Resources, Inc.	421	45
Equity Residential REIT	299	19
ESC Seventy Seven (f)	15	—
Estee Lauder Cos., Inc. (The), Class A	236	30
Exelon Corp.	420	17
Express Scripts Holding Co. (e)	879	66
Exxon Mobil Corp.	4,059	339
Facebook, Inc., Class A (e)	1,565	276
Fastenal Co.	13	1
FedEx Corp.	283	71
Fifth Third Bancorp	453	14
FirstEnergy Corp.	257	8
Fluor Corp.	37	2
Ford Motor Co.	5,624	70
Fortive Corp.	241	17
Franklin Resources, Inc.	266	12
Freeport-McMoRan, Inc. (e)	9,794	186
Frontier Communications Corp.	24	—	@
General Dynamics Corp.	60	12
General Electric Co.	6,030	105
General Mills, Inc.	463	27

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
GGP, Inc. REIT	417	$10
Gilead Sciences, Inc.	1,184	85
Goldman Sachs Group, Inc. (The)	682	174
Halliburton Co.	9,263	453
Halyard Health, Inc. (e)	242	11
HCP, Inc. REIT	263	7
Henry Schein, Inc. (e)	272	19
Hershey Co. (The)	136	15
Hess Corp.	191	9
Hewlett Packard Enterprise Co.	1,388	20
Home Depot, Inc. (The)	1,867	354
Honeywell International, Inc.	1,923	295
HP, Inc.	1,214	25
Humana, Inc.	108	27
Illinois Tool Works, Inc.	24	4
Intel Corp.	3,399	157
Intercontinental Exchange, Inc.	426	30
International Business Machines Corp.	1,104	169
Interpublic Group of Cos., Inc. (The)	458	9
Intuit, Inc.	270	43
Intuitive Surgical, Inc. (e)	117	43
Invesco Ltd.	395	14
Iron Mountain, Inc. CDI	78	3
Iron Mountain, Inc. REIT	348	13
JBG SMITH Properties REIT	54	2
Johnson & Johnson	2,965	414
Johnson Controls International PLC	289	11
JPMorgan Chase & Co.	5,270	564
Juniper Networks, Inc.	410	12
Kellogg Co.	350	24
KeyCorp	393	8
Keysight Technologies, Inc. (e)	92	4
Kimberly-Clark Corp.	1,080	130
Kimco Realty Corp. REIT	444	8
Kohl's Corp.	249	13
Kraft Heinz Co. (The)	79	6
Kroger Co. (The)	677	19
L Brands, Inc.	219	13
Laboratory Corp. of America Holdings (e)	142	23
Las Vegas Sands Corp.	134	9
Liberty Global PLC, Class A (e)	301	11
Liberty Global PLC Series C (e)	411	14
Liberty Global PLC LiLAC, Class A (e)	52	1
Liberty Global PLC LiLAC Series C (e)	131	3
Liberty Property Trust REIT	294	13
Lockheed Martin Corp.	13	4
LogMeIn, Inc.	35	4
Lowe's Cos., Inc.	1,906	177
M&T Bank Corp.	166	28
Macerich Co. (The) REIT	299	20
Mallinckrodt PLC (e)	24	1
ManpowerGroup, Inc.	91	11
	Shares	Value (000)
Marathon Oil Corp.	335	$6
Marathon Petroleum Corp.	382	25
Marriott International, Inc., Class A	2	—	@
Mastercard, Inc., Class A	2,215	335
McDonald's Corp.	1,121	193
McKesson Corp.	249	39
Medtronic PLC	1,903	154
Merck & Co., Inc.	2,226	125
Microsoft Corp.	6,695	573
Mondelez International, Inc., Class A	928	40
Monsanto Co.	365	43
Mosaic Co. (The)	24	1
Murphy Oil Corp.	280	9
Murphy USA, Inc. (e)	118	9
Nasdaq, Inc.	155	12
National Oilwell Varco, Inc.	345	12
NetApp, Inc.	333	18
NetScout Systems, Inc. (e)	3,144	96
New York Community Bancorp, Inc.	155	2
Newfield Exploration Co. (e)	287	9
Newmont Mining Corp.	7,308	274
News Corp., Class A	407	7
News Corp., Class B	225	4
NextEra Energy, Inc.	264	41
NIKE, Inc., Class B	3,592	225
Noble Corp., PLC (e)	184	1
Noble Energy, Inc.	225	7
Nordstrom, Inc.	113	5
Norfolk Southern Corp.	409	59
Northrop Grumman Corp.	16	5
NOW, Inc. (e)	136	1
O'Reilly Automotive, Inc. (e)	200	48
Occidental Petroleum Corp.	1,065	78
Omnicom Group, Inc.	228	17
ONE Gas, Inc.	93	7
ONEOK, Inc.	273	15
Oracle Corp.	4,080	193
PACCAR, Inc.	18	1
PayPal Holdings, Inc. (e)	1,839	135
Pentair PLC	5	—	@
People's United Financial, Inc.	155	3
PepsiCo, Inc.	1,642	197
Pfizer, Inc.	4,917	178
PG&E Corp.	296	13
Philip Morris International, Inc.	1,523	161
Phillips 66	867	88
Pioneer Natural Resources Co.	249	43
Pitney Bowes, Inc.	168	2
PNC Financial Services Group, Inc. (The)	668	96
PPL Corp.	321	10
Praxair, Inc.	24	4
Priceline Group, Inc. (The) (e)	44	76
Procter & Gamble Co. (The)	3,087	284

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
ProLogis, Inc. REIT	262	$17
Public Service Enterprise Group, Inc.	321	17
Public Storage REIT	138	29
QUALCOMM, Inc.	2,843	182
Quality Care Properties, Inc. REIT (e)	52	1
Quest Diagnostics, Inc.	203	20
Range Resources Corp.	120	2
Rayonier Advanced Materials, Inc.	140	3
Rayonier, Inc. REIT	229	7
Raytheon Co.	18	3
Regions Financial Corp.	473	8
Republic Services, Inc.	344	23
Robert Half International, Inc.	184	10
Rockwell Automation, Inc.	8	2
Ross Stores, Inc.	377	30
Royal Caribbean Cruises Ltd.	2	—	@
S&P Global, Inc.	262	44
Sabra Health Care, Inc. REIT	86	2
salesforce.com, Inc. (e)	301	31
Schlumberger Ltd.	1,543	104
Scripps Networks Interactive, Inc., Class A	131	11
Sempra Energy	294	31
Simon Property Group, Inc. REIT	401	69
Southern Co. (The)	316	15
Southwestern Energy Co. (e)	322	2
Sprint Corp. (e)	1,068	6
Starbucks Corp.	2,273	131
State Street Corp.	294	29
Stericycle, Inc. (e)	206	14
Stryker Corp.	270	42
SunTrust Banks, Inc.	284	18
Symantec Corp.	337	9
Synchrony Financial	33,205	1,282
Sysco Corp.	319	19
T Rowe Price Group, Inc.	230	24
Tapestry, Inc.	285	13
Target Corp.	1,105	72
TE Connectivity Ltd.	153	15
TechnipFMC PLC	81	3
Texas Instruments, Inc.	3,216	336
Thermo Fisher Scientific, Inc.	252	48
Time Warner, Inc.	793	73
Time, Inc.	260	5
TJX Cos., Inc. (The)	631	48
Twenty-First Century Fox, Inc., Class A	1,544	53
Twenty-First Century Fox, Inc., Class B	369	13
Union Pacific Corp.	1,897	254
United Parcel Service, Inc., Class B	1,913	228
United Technologies Corp.	3,299	421
UnitedHealth Group, Inc.	1,877	414
Urban Edge Properties REIT	54	1
US Bancorp	1,345	72
	Shares	Value (000)
Valero Energy Corp.	390	$36
Varex Imaging Corp. (e)	90	4
Varian Medical Systems, Inc. (e)	226	25
Ventas, Inc. REIT	208	12
Verisk Analytics, Inc. (e)	139	13
Verizon Communications, Inc.	8,140	431
VF Corp.	287	21
Viacom, Inc., Class B	241	7
Visa, Inc., Class A	2,922	333
Vornado Realty Trust REIT	108	8
Wal-Mart Stores, Inc.	3,343	330
Walgreens Boots Alliance, Inc.	417	30
Walt Disney Co. (The)	1,942	209
Washington Prime Group, Inc. REIT	388	3
Waste Management, Inc.	357	31
Weatherford International PLC (e)	516	2
WEC Energy Group, Inc.	182	12
Wells Fargo & Co.	3,744	227
Welltower, Inc. REIT	299	19
Western Digital Corp.	59	5
Western Union Co. (The)	73	1
Weyerhaeuser Co. REIT	623	22
Williams Cos., Inc. (The)	378	11
WPX Energy, Inc. (e)	241	3
WW Grainger, Inc.	3	1
Wynn Resorts Ltd.	94	16
Xcel Energy, Inc.	243	12
Xerox Corp.	199	6
Xylem, Inc.	111	8
Yum! Brands, Inc.	258	21
Zimmer Biomet Holdings, Inc.	206	25
Zoetis, Inc.	1,307	94
		27,541
Total Common Stocks (Cost $39,567)		53,669
	No. of Rights
Rights (0.0%)
Australia (0.0%)
Transurban Group (Cost $—)	178	—	@
	Shares
Investment Companies (2.6%)
United States (2.6%)
SPDR S&P 500 ETF Trust	11,456	3,057
VelocityShares Daily Inverse VIX Short Term ETN	1,784	240
Total Investment Companies (Cost $1,906)		3,297
Short-Term Investments (11.0%)
Investment Company (10.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $13,399)	13,399,407	13,399

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Security (0.6%)
U.S. Treasury Bill 1.19%, 4/26/18 (h)(i) (Cost $747)	$750	$747
Total Short-Term Investments (Cost $14,146)		14,146
Total Investments (99.8%) (Cost $111,788) (j)(k)(l)		128,416
Other Assets in Excess of Liabilities (0.2%)		299
Net Assets (100.0%)		$128,715

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Security is subject to delayed delivery.

(b)  Floating or Variable rate securities: The rates disclosed are as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2017.

(e)  Non-income producing security.

(f)  At December 31, 2017, the Fund held fair valued securities valued at less than $500, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(g)  Security has been deemed illiquid at December 31, 2017.

(h)  Rate shown is the yield to maturity at December 31, 2017.

(i)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(j)  Securities are available for collateral in connection with securities purchase on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

(k)  The approximate fair value and percentage of net assets, $24,845,000 and 19.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(l)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $113,441,000. The aggregate gross unrealized appreciation is approximately $20,491,000 and the aggregate gross unrealized depreciation is approximately $4,783,000, resulting in net unrealized appreciation of approximately $15,708,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

ETF  Exchange Traded Fund.

GDR  Global Depositary Receipt.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

OJSC  Open Joint Stock Company.

PJSC  Public Joint Stock Company.

REIT  Real Estate Investment Trust.

SDR  Swedish Depositary Receipt.

SPDR  Standard & Poor's Depository Receipt.

TBA  To Be Announced.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2017:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia and New Zealand Banking Group	EUR	75		$89	2/8/18	$(1)
Bank of America NA	AUD	1,022		$778	2/8/18	(19)
Bank of America NA	EUR	456		$542	3/22/18	(8)
Bank of America NA	EUR	199		$236	2/8/18	(3)
Bank of America NA	GBP	230		$310	2/8/18	(1)
Bank of America NA	MXN	15,797		$836	2/8/18	38
Bank of America NA	PLN	1,362		$383	3/22/18	(8)
Bank of America NA		$146	AUD	193	2/8/18	5
Bank of America NA		$59	CHF	58	2/8/18	1
Bank of America NA		$51	DKK	317	2/8/18	1
Bank of America NA		$71	JPY	7,951	2/8/18	(— @)
Bank of America NA		$31	MXN	592	2/8/18	(1)
Bank of America NA		$249	NOK	2,053	2/8/18	2
Bank of America NA		$65	NZD	94	2/8/18	2
Bank of America NA		$282	PLN	1,004	2/8/18	6

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA		$162	SEK	1,353	2/8/18	$4
Bank of America NA		$100	SGD	135	2/8/18	1
Bank of America NA		$78	THB	2,555	2/8/18	— @
Bank of Montreal	HUF	16,306		$62	3/22/18	(1)
Bank of New York Mellon	CHF	11		$11	3/22/18	(— @)
Barclays Bank PLC	CAD	198		$156	2/8/18	(1)
Barclays Bank PLC	EUR	3,845		$4,571	3/22/18	(64)
Barclays Bank PLC	MYR	596		$146	2/8/18	(1)
Barclays Bank PLC		$3,301	GBP	2,462	3/22/18	32
Barclays Bank PLC		$247	NOK	2,045	2/8/18	2
Barclays Bank PLC		$201	SGD	270	3/22/18	2
BNP Paribas SA	CAD	653		$507	3/22/18	(13)
BNP Paribas SA	CHF	62		$63	3/22/18	(1)
BNP Paribas SA	RUB	8,378		$144	3/22/18	(— @)
BNP Paribas SA		$1,755	RUB	104,689	3/22/18	43
Citibank NA	AUD	359		$274	3/22/18	(6)
Citibank NA	CHF	107		$109	3/22/18	(1)
Citibank NA	CLP	67,247		$105	3/22/18	(4)
Citibank NA	CZK	3,044		$143	2/1/18	(1)
Citibank NA	CZK	2,339		$109	3/22/18	(2)
Citibank NA	CZK	4,277		$185	2/1/18	(16)
Citibank NA	CZK	3,937		$175	2/1/18	(11)
Citibank NA	CZK	2,145		$98	2/1/18	(2)
Citibank NA	CZK	3,322		$153	2/1/18	(3)
Citibank NA	EUR	1,035		$1,128	2/1/18	(116)
Citibank NA	EUR	1,183		$1,287	2/1/18	(135)
Citibank NA	EUR	1,192		$1,417	3/22/18	(20)
Citibank NA	EUR	1,249		$1,361	2/1/18	(140)
Citibank NA	EUR	416		$454	2/1/18	(47)
Citibank NA	EUR	426		$463	2/1/18	(49)
Citibank NA	EUR	1,509		$1,787	2/1/18	(26)
Citibank NA	EUR	65		$77	2/1/18	(1)
Citibank NA	EUR	132		$155	2/1/18	(4)
Citibank NA	JPY	11,551		$103	2/8/18	— @
Citibank NA	KRW	78,259		$72	3/22/18	(1)
Citibank NA	THB	1,894		$58	3/22/18	(— @)
Citibank NA	TRY	556		$141	3/22/18	(2)
Citibank NA		$1,141	CZK	27,957	2/1/18	174
Citibank NA		$1,302	CZK	31,962	2/1/18	201
Citibank NA		$1,363	CZK	33,525	2/1/18	214
Citibank NA		$455	CZK	11,175	2/1/18	71
Citibank NA		$463	CZK	11,438	2/1/18	75
Citibank NA		$1,797	CZK	39,393	2/1/18	56
Citibank NA		$103	CZK	2,259	2/1/18	3
Citibank NA		$52	CZK	1,103	2/1/18	— @
Citibank NA		$116	EUR	102	2/1/18	6
Citibank NA		$115	EUR	100	2/1/18	5
Citibank NA		$131	EUR	109	2/1/18	1
Citibank NA		$90	EUR	75	2/1/18	— @
Citibank NA		$65	EUR	54	2/1/18	— @
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Citibank NA		$263	EUR	218	3/22/18	$	(—	@)
Citibank NA		$5	GBP	4	2/8/18		—	@
Citibank NA		$121	HKD	945	3/22/18		—	@
Citibank NA		$20	ILS	70	3/22/18		—	@
Citibank NA		$37	TRY	144	3/22/18		(—	@)
Commonwealth Bank of Australia	EUR	908		$1,079	3/22/18		(15)
Commonwealth Bank of Australia	NZD	9		$6	3/22/18		(—	@)
Commonwealth Bank of Australia		$82	GBP	61	3/22/18		1
Credit Suisse International	CHF	3		$3	3/22/18		(—	@)
Credit Suisse International	EUR	14		$17	3/22/18		(—	@)
Goldman Sachs International	AUD	2,081		$1,591	3/22/18		(32)
Goldman Sachs International	BRL	16,475		$4,885	3/22/18		(39)
Goldman Sachs International	CNH	792		$119	3/22/18		(2)
Goldman Sachs International	IDR	1,466,765		$107	3/22/18		(—	@)
Goldman Sachs International	INR	7,434		$115	3/22/18		(1)
Goldman Sachs International	JPY	51,097		$455	3/22/18		(1)
Goldman Sachs International		$98	CHF	96	3/22/18		1
Goldman Sachs International		$259	EUR	218	3/22/18		4
Goldman Sachs International		$8	GBP	6	3/22/18		—	@
Goldman Sachs International		$93	HKD	730	3/22/18		—	@
Goldman Sachs International		$566	JPY	63,826	3/22/18		3
Goldman Sachs International	ZAR	1,513		$117	3/22/18		(4)
Goldman Sachs International	ZAR	1,927		$154	3/22/18		(—	@)
JPMorgan Chase Bank NA	CAD	79		$62	3/22/18		(2)
JPMorgan Chase Bank NA	CHF	38		$39	3/22/18		(—	@)
JPMorgan Chase Bank NA	JPY	43,166		$384	3/22/18		(1)
JPMorgan Chase Bank NA	JPY	15,792		$141	3/22/18		(—	@)
JPMorgan Chase Bank NA	RUB	25,625		$432	2/8/18		(11)
JPMorgan Chase Bank NA	TWD	3,371		$113	3/22/18		(—	@)
JPMorgan Chase Bank NA		$1,631	EUR	1,372	3/22/18		23
JPMorgan Chase Bank NA		$224	HKD	1,750	3/22/18		—	@
JPMorgan Chase Bank NA		$632	KRW	686,342	2/8/18		10
JPMorgan Chase Bank NA		$1,620	MXN	31,611	3/22/18		(34)
JPMorgan Chase Bank NA		$81	MXN	1,623	3/22/18		(—	@)
Royal Bank of Canada		$1	SEK	5	2/8/18		—	@
State Street Bank and Trust Co.	AUD	930		$711	3/22/18		(14)
State Street Bank and Trust Co.	GBP	97		$132	3/22/18		—	@
State Street Bank and Trust Co.		$113	GBP	84	3/22/18		1
State Street Bank and Trust Co.		$13	HKD	100	3/22/18		—	@
State Street Bank and Trust Co.		$155	MYR	630	2/8/18		—	@
State Street Bank and Trust Co.		$130	RUB	7,722	2/8/18		3
UBS AG	AUD	2,040		$1,560	3/22/18		(32)
UBS AG	DKK	1,855		$296	3/22/18		(4)
UBS AG	NOK	2,238		$268	3/22/18		(5)
UBS AG	SEK	5,249		$626	3/22/18		(17)
UBS AG		$70	DKK	433	3/22/18		(—	@)
UBS AG		$2,692	EUR	2,266	2/8/18		32
UBS AG		$2,827	EUR	2,378	3/22/18		39
							$139

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2017:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
CAC 40 Index (France)	1	Jan-18	— @	$64	$(1)
DAX Index (Germany)	1	Mar-18	— @	387	(7)
DJ Euro Stoxx 50 (Germany)	78	Mar-18	1	3,269	(84)
FTSE MIB Index (Italy)	5	Mar-18	— @	653	(28)
German Euro BOBL (Germany)	12	Mar-18	1,200	1,895	(11)
German Euro Bund (Germany)	1	Mar-18	100	194	(2)
Hang Seng Index (Hong Kong)	3	Jan-18	— @	575	6
IBEX 35 Index (Spain)	7	Jan-18	— @	842	(19)
MSCI Emerging Market E Mini (United States)	161	Mar-18	8	9,368	522
MSCI Singapore Free Index (Singapore)	12	Jan-18	1	348	1
NIKKEI 225 Index (United States)	24	Mar-18	12	2,418	21
S&P 500 E Mini Index (United States)	29	Mar-18	1	3,880	(17)
S&P TSE 60 Index (Canada)	8	Mar-18	2	1,219	20
SPI 200 Index (Australia)	6	Mar-18	— @	704	(1)
TOPIX Index (Japan)	13	Mar-18	130	2,096	29
U.S. Treasury 10 yr. Note (United States)	1	Mar-18	100	124	(1)
U.S. Treasury 10 yr. Ultra Long Bond (United States)	50	Mar-18	5,000	6,678	30
U.S. Treasury 2 yr. Note (United States)	18	Mar-18	3,600	3,854	(8)
U.S. Treasury 30 yr. Bond (United States)	3	Mar-18	300	459	(— @)
U.S. Treasury Ultra Bond (United States)	13	Mar-18	1,300	2,179	6
Short:
Copper Future (United States)	28	Mar-18	(700)	(2,310)	(159)
German Euro Bund (Germany)	8	Mar-18	(800)	(1,552)	13
Hang Seng China Enterprises Index (Hong Kong)	16	Jan-18	(1)	(1,201)	(1)
OMXS 30 (Sweden)	30	Jan-18	(3)	(576)	16
U.S. Treasury 10 yr. Note (United States)	8	Mar-18	(800)	(992)	6
U.S. Treasury 5 yr. Note (United States)	24	Mar-18	(2,400)	(2,788)	13
UK Long Gilt Bond (United Kingdom)	6	Mar-18	(600)	(1,014)	(6)
					$338

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at December 31, 2017:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	3 Month KORIBOR	Pay	1.83%	Quarterly/Quarterly	6/14/27	KRW	510,000	$(14)	$—	$(14)
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	7.32	Monthly/Monthly	10/21/19	MXN	32,928	(21)	—	(21)
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	7.32	Monthly/Monthly	10/21/19		33,045	(21)	—	(21)
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	7.32	Monthly/Monthly	10/21/19		34,367	(22)	—	(22)
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	7.63	Monthly/Monthly	12/5/19		34,399	(12)	—	(12)
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	7.63	Monthly/Monthly	12/5/19		33,289	(12)	—	(12)
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	7.64	Monthly/Monthly	12/5/19		32,621	(11)	—	(11)
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	8.04	Monthly/Monthly	12/19/19		54,025	8	—	8
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	8.04	Monthly/Monthly	12/19/19		43,982	6	—	6
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	8.06	Monthly/Monthly	12/20/19		45,381	7	—	7
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	8.08	Monthly/Monthly	12/20/19		45,381	8	—	8
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	8.07	Monthly/Monthly	12/25/19		45,382	5	—	5
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	8.09	Monthly/Monthly	12/26/19		45,382	5	—	5

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Interest Rate Swap Agreements: (cont'd)

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)		Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	8.10	Monthly/Monthly	12/26/19		$45,381	$6	$—		$6
Morgan Stanley & Co., LLC*	1 Month TIIE	Pay	8.06	Monthly/Monthly	12/27/19		48,727	2	—		2
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.11	Annual/Semi-Annual	8/7/22	CZK	6,174	5	—		5
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.12	Annual/Semi-Annual	8/7/22		53,192	47	—		47
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.06	Annual/Semi-Annual	8/8/22		14,982	15	—		15
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.07	Annual/Semi-Annual	8/14/22		14,830	15	—		15
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.07	Annual/Semi-Annual	8/14/22		14,830	15	—		15
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.06	Annual/Semi-Annual	8/15/22		14,830	15	—		15
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.09	Annual/Semi-Annual	8/15/22		30,547	29	—		29
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.12	Annual/Semi-Annual	8/22/22		7,465	7	—		7
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.10	Annual/Semi-Annual	8/23/22		14,931	14	—		14
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.10	Annual/Semi-Annual	8/23/22		14,931	14	—		14
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.10	Annual/Semi-Annual	8/23/22		14,931	14	—		14
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.12	Annual/Semi-Annual	8/24/22		6,770	6	—		6
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.12	Annual/Semi-Annual	8/24/22		14,931	13	—		13
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.45	Semi-Annual/Quarterly	7/17/25		$1,400	(22)	—	@	(22)
Morgan Stanley & Co., LLC*	1 Month TIIE	Receive	7.94	Monthly/Monthly	12/9/27	MXN	17,171	— @	—	@	— @
Morgan Stanley & Co., LLC*	1 Month TIIE	Receive	7.95	Monthly/Monthly	12/9/27		12,354	1	—		1
Morgan Stanley & Co., LLC*	1 Month TIIE	Receive	8.00	Monthly/Monthly	12/10/27		14,219	(3)	—		(3)
Morgan Stanley & Co., LLC*	1 Month TIIE	Receive	8.01	Monthly/Monthly	12/10/27		17,172	(4)	—		(4)
Morgan Stanley & Co., LLC*	1 Month TIIE	Receive	8.01	Monthly/Monthly	12/10/27		17,139	3	—		3
Morgan Stanley & Co., LLC*	1 Month TIIE	Receive	8.02	Monthly/Monthly	12/10/27		14,220	(3)	—		(3)
Morgan Stanley & Co., LLC*	3 Month JIBAR	Pay	8.51	Quarterly/Quarterly	12/13/27	ZAR	8,124	28	—		28
Morgan Stanley & Co., LLC*	3 Month JIBAR	Pay	8.51	Quarterly/Quarterly	12/13/27		30,453	106	—		106
Morgan Stanley & Co., LLC*	1 Month TIIE	Receive	8.12	Monthly/Monthly	12/15/27	MXN	14,219	(8)	—		(8)
Morgan Stanley & Co., LLC*	3 Month JIBAR	Pay	8.37	Quarterly/Quarterly	12/15/27	ZAR	18,071	49	—		49
Morgan Stanley & Co., LLC*	1 Month TIIE	Receive	8.12	Monthly/Monthly	12/16/27	MXN	14,220	(10)	—		(10)
Morgan Stanley & Co., LLC*	1 Month TIIE	Receive	8.14	Monthly/Monthly	12/16/27		14,219	(9)	—		(9)
Morgan Stanley & Co., LLC*	1 Month TIIE	Receive	8.11	Monthly/Monthly	12/17/27		15,082	(7)	—		(7)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.74	Semi-Annual/Quarterly	12/21/46		$230	(8)	—		(8)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.48	Semi-Annual/Quarterly	5/23/47		270	5	—		5
							$1,516,197	$261	$—	@	$261

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at December 31, 2017:

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA	BNP Custom China Tier 2 Banks Index††	Pay	3 Month USD LIBOR plus 0.32%	Quarterly	12/4/18	$334	$(20)	$—	$(20)
BNP Paribas SA	BNP Custom Short U.S. Machinery Index††	Pay	3 Month USD LIBOR plus 0.25%	Quarterly	11/21/18	290	(29)	—	(29)
BNP Paribas SA	BNP Custom Short U.S. Machinery Index††	Pay	3 Month USD LIBOR plus 0.25%	Quarterly	11/21/18	576	(21)	—	(21)
BNP Paribas SA	MSCI World Energy Equipment & Services Index	Pay	3 Month USD LIBOR plus 0.03%	Quarterly	9/6/18	332	(15)	—	(15)
Goldman Sachs International	GS Custom Short Non-U.S. Machinery Index††	Pay	3 Month USD LIBOR plus 0.13%	Quarterly	11/23/18	430	(16)	—	(16)
Goldman Sachs International	GS Custom Short Non-U.S. Machinery Index††	Pay	3 Month USD LIBOR plus 0.13%	Quarterly	11/23/18	864	(32)	—	(32)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements: (cont'd)

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	MSCI Metals & Mining Index	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	12/5/18	$530	$(57)	$—	$(57)
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	Pay	3 Month USD LIBOR minus 0.10%	Quarterly	3/15/18	241	— @	—	— @
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	Pay	3 Month USD LIBOR minus 0.10%	Quarterly	3/15/18	233	— @	—	— @
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	Pay	3 Month USD LIBOR plus 0.10%	Quarterly	3/15/18	773	(1)	—	(1)
JPMorgan Chase Bank NA	JPM Custom Long U.S. Defensives Index††	Receive	3 Month USD LIBOR plus 0.42%	Quarterly	11/20/18	902	34	—	34
JPMorgan Chase Bank NA	JPM Custom Long U.S. Defensives Index††	Receive	3 Month USD LIBOR plus 0.42%	Quarterly	11/20/18	910	32	—	32
JPMorgan Chase Bank NA	JPM Custom Long U.S. Defensives Index††	Receive	3 Month USD LIBOR plus 0.65%	Quarterly	11/20/18	1,403	(22)	—	(22)
JPMorgan Chase Bank NA	JPM Custom Short Luxury Index††	Pay	3 Month USD LIBOR plus 0.26%	Quarterly	12/4/18	721	(29)	—	(29)
JPMorgan Chase Bank NA	JPM Custom Short Luxury Index††	Pay	3 Month USD LIBOR plus 0.26%	Quarterly	12/4/18	410	— @	—	— @
JPMorgan Chase Bank NA	JPM Custom Short U.S. Cyclicals Index††	Pay	3 Month USD LIBOR plus 0.33%	Quarterly	11/20/18	900	(38)	—	(38)
JPMorgan Chase Bank NA	JPM Custom Short U.S. Cyclicals Index††	Pay	3 Month USD LIBOR plus 0.33%	Quarterly	11/20/18	919	(37)	—	(37)
JPMorgan Chase Bank NA	JPM Custom Short U.S. Cyclicals Index††	Pay	3 Month USD LIBOR plus 0.50%	Quarterly	11/20/18	1,420	2	—	2
						$12,188	$(249)	$—	$(249)

†† See tables below for details of the equity basket holdings underlying the swap.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with BNP Custom China Tier 2 Banks Index as of December 31, 2017.

Security Description	Shares	Value (000)	Index Weight
BNP Custom China Tier 2 Banks Index
China Evergrande Group	52,328	$1,410	17.55%
China Jinmao Holdings Group Ltd.	42,822	147	1.83
China Overseas Land & Investment Ltd.	43,659	1,098	13.67
China Resources Land Ltd.	27,599	635	7.90
China Vanke Co., Ltd	57,185	1,784	22.20
Country Garden Holdings Co., Ltd	83,681	1,247	15.52
Guangzhou R&F Properties Co., Ltd	12,831	226	2.81
Longfor Properties Co., Ltd	23,751	465	5.79
Shimao Property Holdings Ltd.	13,451	229	2.85
Sino-Ocean Group Holding Ltd.	30,738	166	2.06
SOHO China Ltd.	20,788	95	1.18
Sunac China Holdings Ltd.	16,486	533	6.64
Total		$8,035	100.00%

The following table represents the equity basket holdings underlying the total return swap with BNP Custom Short U.S. Machinery Index as of December 31, 2017.

Security Description	Shares	Value (000)	Index Weight
BNP Custom Short U.S. Machinery Index
AGCO Corp.	3,061	$310	1.59%
Caterpillar, Inc.	22,821	72,869	26.16
Cummins, Inc.	6,140	9,112	7.89
Deere & Co.	12,450	1,133	14.18
Dover Corp.	5,975	27,913	4.39
Flowserve Corp.	5,050	3,479	1.55
Illinois Tool Works, Inc.	13,111	224	15.92
Ingersoll-Rand PLC	9,543	479	6.19
PACCAR, Inc.	13,155	131	6.80
Parker-Hannifin Corp.	5,113	343,322	7.42
Pentair PLC	6,986	38,598	3.59
SPX Corp.	1,626	58	0.37
SPX FLOW, Inc.	1,599	4,039	0.55
Xylem, Inc.	6,850	297	3.40
Total		$501,964	100.00%

The following table represents the equity basket holdings underlying the total return swap with GS Custom Short Non-U.S. Machinery Index as of December 31, 2017.

Security Description	Shares	Value (000)	Index Weight
GS Custom Short Non-U.S. Machinery Index
Alfa Laval AB	915	$177	2.11%
Atlas Copco AB	2,617	927	11.01
CNH Industrial N.V.	3,009	34	3.93
CRRC Corp Ltd.	103,323	864	10.75
Doosan Infracore Co., Ltd.	447	3,884	0.35
Security Description	Shares	Value (000)	Index Weight
GS Custom Short Non-U.S. Machinery Index (cont'd)
GEA Group AG	423	$17	1.98%
Hino Motors Ltd.	1,266	1,848	1.60
Hitachi Construction Machinery Co., Ltd.	470	1,927	1.66
Hiwin Technologies Corp.	608	196	0.64
Hyundai Heavy Industries Co., Ltd.	124	12,482	1.14
Hyundai Mipo Dockyard Co., Ltd.	44	3,468	0.32
IMI PLC	602	803	1.05
JTEKT Corp.	753	1,458	1.26
Kawasaki Heavy Industries Ltd.	365	1,442	1.25
Komatsu Ltd.	2,129	8,681	7.50
Kone Oyj	1,156	52	6.05
Kubota Corp.	2,719	6,008	5.19
MAN SE	323	31	3.60
Melrose Industries PLC	4,303	913	1.20
Metso Oyj	332	9	1.11
NGK Insulators Ltd.	719	1,529	1.32
Samsung Heavy Industries Co., Ltd.	850	6,230	0.57
Sandvik AB	2,767	398	4.72
Schindler Holding AG	233	52	5.21
SMC Corp.	148	6,861	5.92
Sulzer AG	75	9	0.88
Sumitomo Heavy Industries Ltd.	271	1,291	1.11
Volvo AB	4,695	717	8.52
Wartsila Oyj Abp	436	23	2.68
Weichai Power Co., Ltd.	19,266	165	2.05
Weir Group PLC (The)	496	1,053	1.38
Yangzijiang Shipbuilding Holdings Ltd.	8,648	13	0.92
Zoomlion Co., Ltd.	24,564	82	1.02
Total		$63,644	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom China Tier 2 Banks Index as of December 31, 2017.

Security Description	Shares	Value (000)	Index Weight
JPM Custom China Tier 2 Banks Index
Bank of Communications Co., Ltd.	230,551	$1,337	12.15%
China CITIC Bank Corp., Ltd.	743,160	3,641	33.09
China Everbright Bank Co., Ltd.	57,105	208	1.89
China Merchants Bank Co., Ltd.	131,691	4,096	37.22
China Minsheng Banking Corp., Ltd.	165,248	1,294	11.76
Chongqing Rural Commercial Bank Co., Ltd.	77,532	428	3.89
Total		$11,004	100.00%

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with JPM Custom Long U.S. Defensives Index as of December 31, 2017.

Security Description	Shares	Value (000)	Index Weight
JPM Custom Long U.S. Defensives Index
Abbott Laboratories	1,407	$80	0.77%
AbbVie, Inc.	1,291	125	1.20
AES Corp.	2,315	25	0.24
Aetna, Inc.	269	49	0.46
Agilent Technologies, Inc.	260	17	0.17
Alexion Pharmaceuticals, Inc.	181	22	0.21
Align Technology, Inc.	58	13	0.12
Allergan PLC	271	44	0.42
Alliant Energy Corp.	810	35	0.33
Altria Group, Inc.	2,694	192	1.84
Ameren Corp.	851	50	0.48
American Electric Power Co., Inc.	1,724	127	1.21
American Water Works Co., Inc.	625	57	0.55
AmerisourceBergen Corp.	131	12	0.12
Amgen, Inc.	591	103	0.98
Anthem, Inc.	213	48	0.46
Archer-Daniels-Midland Co.	790	32	0.30
AT&T, Inc.	38,194	1,485	14.20
Baxter International, Inc.	406	26	0.25
Becton Dickinson & Co.	214	46	0.44
Biogen, Inc.	171	54	0.52
Boston Scientific Corp.	1,111	28	0.26
Bristol-Myers Squibb Co.	1,328	81	0.78
Brown-Forman Corp.	275	19	0.18
Campbell Soup Co.	272	13	0.13
Cardinal Health, Inc.	256	16	0.15
Celgene Corp.	634	66	0.63
Centene Corp.	140	14	0.14
CenterPoint Energy, Inc.	1,511	43	0.41
CenturyLink, Inc.	6,044	101	0.96
Cerner Corp.	255	17	0.16
Church & Dwight Co., Inc.	350	18	0.17
Cigna Corp.	204	41	0.40
Clorox Co. (The)	181	27	0.26
CMS Energy Corp.	989	47	0.45
Coca-Cola Co. (The)	5,391	247	2.37
Colgate-Palmolive Co.	1,237	93	0.89
Conagra Brands, Inc.	584	22	0.21
Consolidated Edison, Inc.	1,086	92	0.88
Constellation Brands, Inc.	241	55	0.53
Cooper Cos., Inc. (The)	40	9	0.08
Costco Wholesale Corp.	616	115	1.10
Coty, Inc.	662	13	0.13
CVS Health Corp.	1,428	104	0.99
Danaher Corp.	495	46	0.44
DaVita, Inc.	124	9	0.09
DENTSPLY SIRONA, Inc.	186	12	0.12
Dominion Energy, Inc.	2,253	183	1.75
Security Description	Shares	Value (000)	Index Weight
JPM Custom Long U.S. Defensives Index (cont'd)
Dr Pepper Snapple Group, Inc.	255	$25	0.24%
DTE Energy Co.	629	69	0.66
Duke Energy Corp.	2,454	206	1.97
Edison International	1,142	72	0.69
Edwards Lifesciences Corp.	171	19	0.18
Eli Lilly & Co.	785	66	0.63
Entergy Corp.	629	51	0.49
Envision Healthcare Corp.	98	3	0.03
Estee Lauder Cos., Inc. (The)	314	40	0.38
Eversource Energy	1,111	70	0.67
Exelon Corp.	3,366	133	1.27
Express Scripts Holding Co.	468	35	0.33
FirstEnergy Corp.	1,558	48	0.46
General Mills, Inc.	810	48	0.46
Gilead Sciences, Inc.	1,058	76	0.72
HCA Healthcare, Inc.	234	21	0.20
Henry Schein, Inc.	129	9	0.09
Hershey Co. (The)	198	22	0.21
Hologic, Inc.	227	10	0.09
Hormel Foods Corp.	379	14	0.13
Humana, Inc.	117	29	0.28
IDEXX Laboratories, Inc.	71	11	0.11
Illumina, Inc.	118	26	0.25
Incyte Corp.	138	13	0.12
Intuitive Surgical, Inc.	91	33	0.32
IQVIA Holdings, Inc.	123	12	0.12
JM Smucker Co. (The)	160	20	0.19
Johnson & Johnson	2,174	304	2.91
Kellogg Co.	349	24	0.23
Kimberly-Clark Corp.	496	60	0.57
Kraft Heinz Co. (The)	838	65	0.62
Kroger Co. (The)	1,260	35	0.33
Laboratory Corp. of America Holdings	82	13	0.13
McCormick & Co., Inc.	167	17	0.16
McKesson Corp.	170	27	0.25
Medtronic PLC	1,097	89	0.85
Merck & Co., Inc.	2,215	125	1.19
Mettler-Toledo International, Inc.	21	13	0.12
Molson Coors Brewing Co.	259	21	0.20
Mondelez International, Inc.	2,117	91	0.87
Monster Beverage Corp.	582	37	0.35
Mylan N.V.	434	18	0.18
NextEra Energy, Inc.	1,641	256	2.45
NiSource, Inc.	1,143	29	0.28
NRG Energy, Inc.	1,054	30	0.29
Patterson Cos., Inc.	67	2	0.02
PepsiCo, Inc.	2,006	241	2.30
PerkinElmer, Inc.	89	7	0.06
Perrigo Co., PLC	107	9	0.09
Pfizer, Inc.	4,834	175	1.67
PG&E Corp.	1,798	81	0.77

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Long U.S. Defensives Index (cont'd)
Philip Morris International, Inc.	2,181	$230	2.20%
Pinnacle West Capital Corp.	391	33	0.32
PPL Corp.	2,395	74	0.71
Procter & Gamble Co. (The)	3,581	329	3.15
Public Service Enterprise Group, Inc.	1,774	91	0.87
Quest Diagnostics, Inc.	110	11	0.10
Regeneron Pharmaceuticals, Inc.	62	23	0.22
ResMed, Inc.	115	10	0.09
SCANA Corp.	501	20	0.19
Sempra Energy	880	94	0.90
Southern Co. (The)	3,504	169	1.61
Stryker Corp.	261	40	0.39
Sysco Corp.	682	41	0.40
Thermo Fisher Scientific, Inc.	324	62	0.59
Tyson Foods, Inc.	406	33	0.31
UnitedHealth Group, Inc.	783	173	1.65
Universal Health Services, Inc.	72	8	0.08
Varian Medical Systems, Inc.	74	8	0.08
Verizon Communications, Inc.	25,376	1,343	12.85
Vertex Pharmaceuticals, Inc.	204	31	0.29
Walgreens Boots Alliance, Inc.	1,219	89	0.85
Wal-Mart Stores, Inc.	2,056	203	1.94
Waters Corp.	65	13	0.12
WEC Energy Group, Inc.	1,106	73	0.70
Xcel Energy, Inc.	1,780	86	0.82
Zimmer Biomet Holdings, Inc.	164	20	0.19
Zoetis, Inc.	398	29	0.27
Total		$10,459	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom Short Luxury Index as of December 31, 2017.

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short Luxury Index
Brunello Cucinelli SpA	112	$3	0.35%
Burberry Group PLC	1,410	2,527	3.27
Christian Dior SE	77	24	2.71
Cie Financiere Richemont SA	1,896	167	16.43
Hermes International	105	47	5.37
HUGO BOSS AG	233	17	1.90
Kering	417	164	18.83
LVMH Moet Hennessy Louis Vuitton SE	1,256	308	35.41
Moncler SpA	840	22	2.52
Salvatore Ferragamo SpA	559	12	1.42
Swatch Group AG (The)	181	72	7.06
Tapestry, Inc.	940	42	3.97
Tod's SpA	109	7	0.76
Total		$3,412	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom Short U.S. Cyclicals Index as of December 31, 2017.

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index
3M Co.	696	$164	1.56%
Accenture PLC	286	44	0.42
Activision Blizzard, Inc.	350	22	0.21
Acuity Brands, Inc.	49	9	0.08
Adobe Systems, Inc.	229	40	0.38
Advance Auto Parts, Inc.	72	7	0.07
Advanced Micro Devices, Inc.	373	4	0.04
Air Products & Chemicals, Inc.	897	147	1.40
Akamai Technologies, Inc.	79	5	0.05
Alaska Air Group, Inc.	144	11	0.10
Albemarle Corp.	455	58	0.55
Allegion PLC	111	9	0.08
Alliance Data Systems Corp.	22	6	0.05
Alphabet, Inc.	140	146	1.39
Alphabet, Inc.	138	145	1.38
Amazon.com, Inc.	390	456	4.34
American Airlines Group, Inc.	506	26	0.25
AMETEK, Inc.	269	19	0.19
Amphenol Corp.	141	12	0.12
Analog Devices, Inc.	170	15	0.14
ANSYS, Inc.	39	6	0.05
AO Smith Corp.	171	10	0.10
Apple, Inc.	2,392	405	3.85
Applied Materials, Inc.	494	25	0.24
Aptiv PLC	261	22	0.21
Arconic, Inc.	493	13	0.13
Autodesk, Inc.	102	11	0.10
Automatic Data Processing, Inc.	206	24	0.23
AutoZone, Inc.	27	19	0.18
Avery Dennison Corp.	364	42	0.40
Ball Corp.	1,448	55	0.52
Best Buy Co., Inc.	260	18	0.17
Boeing Co. (The)	648	191	1.82
BorgWarner, Inc.	194	10	0.09
Broadcom Ltd.	188	48	0.46
CA, Inc.	146	5	0.05
Cadence Design Systems, Inc.	130	5	0.05
CarMax, Inc.	179	11	0.11
Carnival Corp.	399	26	0.25
Caterpillar, Inc.	690	109	1.03
CBS Corp.	356	21	0.20
CF Industries Holdings, Inc.	960	41	0.39
CH Robinson Worldwide, Inc.	164	15	0.14
Charter Communications, Inc.	197	66	0.63
Chipotle Mexican Grill, Inc.	25	7	0.07
Cintas Corp.	100	16	0.15
Cisco Systems, Inc.	2,316	89	0.84
Citrix Systems, Inc.	67	6	0.06

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
Cognizant Technology Solutions Corp.	274	$19	0.19%
Comcast Corp.	4,605	184	1.75
Corning, Inc.	418	13	0.13
CSRA, Inc.	76	2	0.02
CSX Corp.	1,066	59	0.56
Cummins, Inc.	184	33	0.31
Darden Restaurants, Inc.	123	12	0.11
Deere & Co.	373	58	0.56
Delphi Technologies PLC	87	5	0.04
Delta Air Lines, Inc.	777	44	0.41
Discovery Communications, Inc.	199	4	0.04
Discovery Communications, Inc.	151	3	0.03
DISH Network Corp.	223	11	0.10
Dollar General Corp.	255	24	0.23
Dollar Tree, Inc.	232	25	0.24
Dover Corp.	182	18	0.17
DowDuPont, Inc.	9,605	684	6.50
DR Horton, Inc.	333	17	0.16
DXC Technology Co.	132	13	0.12
Eastman Chemical Co.	596	55	0.53
Eaton Corp. PLC	519	41	0.39
eBay, Inc.	461	17	0.17
Ecolab, Inc.	1,072	144	1.37
Electronic Arts, Inc.	143	15	0.14
Emerson Electric Co.	747	52	0.49
Equifax, Inc.	140	17	0.16
Expedia, Inc.	120	14	0.14
Expeditors International of Washington I	211	14	0.13
F5 Networks, Inc.	29	4	0.04
Facebook, Inc.	1,098	194	1.84
Fastenal Co.	336	18	0.17
FedEx Corp.	288	72	0.68
Fidelity National Information Services I	154	14	0.14
Fiserv, Inc.	97	13	0.12
FLIR Systems, Inc.	64	3	0.03
Flowserve Corp.	152	6	0.06
Fluor Corp.	163	8	0.08
FMC Corp.	552	52	0.50
Foot Locker, Inc.	121	6	0.05
Ford Motor Co.	3,829	48	0.45
Fortive Corp.	356	26	0.24
Fortune Brands Home & Security, Inc.	180	12	0.12
Freeport-McMoRan, Inc.	5,539	105	1.00
Gap, Inc. (The)	215	7	0.07
Garmin Ltd.	109	6	0.06
Gartner, Inc.	42	5	0.05
General Dynamics Corp.	325	66	0.63
General Electric Co.	10,102	176	1.68
General Motors Co.	1,284	53	0.50
Genuine Parts Co.	144	14	0.13
Global Payments, Inc.	71	7	0.07
Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
Goodyear Tire & Rubber Co. (The)	246	$8	0.08%
H&R Block, Inc.	205	5	0.05
Hanesbrands, Inc.	357	7	0.07
Harley-Davidson, Inc.	167	8	0.08
Harris Corp.	55	8	0.07
Hasbro, Inc.	111	10	0.10
Hewlett Packard Enterprise Co.	761	11	0.10
Hilton Worldwide Holdings, Inc.	200	16	0.15
Home Depot, Inc. (The)	1,154	219	2.08
Honeywell International, Inc.	889	136	1.30
HP, Inc.	774	16	0.15
IHS Markit Ltd.	424	19	0.18
Illinois Tool Works, Inc.	361	60	0.57
Ingersoll-Rand PLC	296	26	0.25
Intel Corp.	2,176	100	0.95
International Business Machines Corp.	401	62	0.58
International Flavors & Fragrances , Inc.	325	50	0.47
International Paper Co.	1,700	98	0.94
Interpublic Group of Cos., Inc. (The)	385	8	0.07
Intuit, Inc.	113	18	0.17
Jacobs Engineering Group, Inc.	140	9	0.09
JB Hunt Transport Services, Inc.	100	11	0.11
Johnson Controls International PLC	1,088	41	0.39
Juniper Networks, Inc.	176	5	0.05
Kansas City Southern	123	13	0.12
KLA-Tencor Corp.	73	8	0.07
Kohl's Corp.	165	9	0.09
L Brands, Inc.	244	15	0.14
L3 Technologies, Inc.	91	18	0.17
Lam Research Corp.	75	14	0.13
Leggett & Platt, Inc.	130	6	0.06
Lennar Corp.	199	13	0.12
Lennar Corp.	4	—	—
LKQ Corp.	302	12	0.12
Lockheed Martin Corp.	292	94	0.89
Lowe's Cos., Inc.	827	77	0.73
LyondellBasell Industries N.V.	1,336	147	1.40
Macy's, Inc.	298	8	0.07
Marriott International, Inc.	306	42	0.39
Martin Marietta Materials, Inc.	259	57	0.54
Masco Corp.	372	16	0.16
Mastercard, Inc.	432	65	0.62
Mattel, Inc.	336	5	0.05
McDonald's Corp.	793	136	1.30
MGM Resorts International	507	17	0.16
Michael Kors Holdings Ltd.	148	9	0.09
Microchip Technology, Inc.	108	9	0.09
Micron Technology, Inc.	516	21	0.20
Microsoft Corp.	3,567	305	2.90
Mohawk Industries, Inc.	62	17	0.16
Monsanto Co.	1,809	211	2.01
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
Mosaic Co. (The)	1,445	$37	0.35%
Motorola Solutions, Inc.	75	7	0.06
NetApp, Inc.	125	7	0.07
Netflix, Inc.	423	81	0.77
Newell Brands, Inc.	480	15	0.14
Newmont Mining Corp.	2,195	82	0.78
News Corp.	374	6	0.06
News Corp.	119	2	0.02
Nielsen Holdings PLC	392	14	0.14
NIKE, Inc.	1,286	80	0.76
Nordstrom, Inc.	114	5	0.05
Norfolk Southern Corp.	336	49	0.46
Northrop Grumman Corp.	203	62	0.59
Norwegian Cruise Line Holdings Ltd.	174	9	0.09
Nucor Corp.	1,315	84	0.79
NVIDIA Corp.	278	54	0.51
Omnicom Group, Inc.	226	16	0.16
Oracle Corp.	1,399	66	0.63
O'Reilly Automotive, Inc.	86	21	0.20
PACCAR, Inc.	410	29	0.28
Packaging Corp. of America	388	47	0.44
Parker-Hannifin Corp.	155	31	0.29
Paychex, Inc.	148	10	0.10
PayPal Holdings, Inc.	523	39	0.37
Pentair PLC	193	14	0.13
PPG Industries, Inc.	1,056	123	1.17
Priceline Group, Inc. (The)	48	83	0.79
PulteGroup, Inc.	272	9	0.09
PVH Corp.	76	10	0.10
Qorvo, Inc.	59	4	0.04
QUALCOMM, Inc.	684	44	0.42
Quanta Services, Inc.	176	7	0.07
Ralph Lauren Corp.	54	6	0.05
Raytheon Co.	339	64	0.61
Red Hat, Inc.	82	10	0.09
Republic Services, Inc.	267	18	0.17
Robert Half International, Inc.	147	8	0.08
Rockwell Automation, Inc.	150	29	0.28
Roper Technologies, Inc.	119	31	0.29
Ross Stores, Inc.	381	31	0.29
Royal Caribbean Cruises Ltd.	168	20	0.19
salesforce.com, Inc.	316	32	0.31
Seagate Technology PLC	133	6	0.05
Sealed Air Corp.	782	39	0.37
Sherwin-Williams Co. (The)	338	139	1.32
Signet Jewelers Ltd.	59	3	0.03
Skyworks Solutions, Inc.	85	8	0.08
Snap-on, Inc.	67	12	0.11
Southwest Airlines Co.	642	42	0.40
Stanley Black & Decker, Inc.	179	30	0.29
Starbucks Corp.	1,414	81	0.77
Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
Stericycle, Inc.	100	$7	0.06%
Symantec Corp.	285	8	0.08
Synopsys, Inc.	70	6	0.06
Tapestry, Inc.	277	12	0.12
Target Corp.	535	35	0.33
TE Connectivity Ltd.	164	16	0.15
Texas Instruments, Inc.	459	48	0.46
Textron, Inc.	309	17	0.17
Tiffany & Co.	100	10	0.10
TJX Cos., Inc. (The)	623	48	0.45
Total System Services, Inc.	78	6	0.06
Tractor Supply Co.	124	9	0.09
TransDigm Group, Inc.	56	15	0.15
TripAdvisor, Inc.	106	4	0.03
Twenty-First Century Fox, Inc.	1,030	36	0.34
Twenty-First Century Fox, Inc.	430	15	0.14
Ulta Beauty, Inc.	57	13	0.12
Under Armour, Inc.	181	3	0.02
Under Armour, Inc.	182	2	0.02
Union Pacific Corp.	934	125	1.19
United Continental Holdings, Inc.	302	20	0.19
United Parcel Service, Inc.	804	96	0.91
United Rentals, Inc.	99	17	0.16
United Technologies Corp.	867	111	1.05
VeriSign, Inc.	40	5	0.04
Verisk Analytics, Inc.	181	17	0.17
VF Corp.	320	24	0.23
Viacom, Inc.	345	11	0.10
Visa, Inc.	847	97	0.92
Vulcan Materials Co.	545	70	0.66
Walt Disney Co. (The)	1,511	162	1.54
Waste Management, Inc.	472	41	0.39
Western Digital Corp.	137	11	0.10
Western Union Co. (The)	215	4	0.04
WestRock Co.	1,046	66	0.63
Whirlpool Corp.	71	12	0.11
WW Grainger, Inc.	61	14	0.14
Wyndham Worldwide Corp.	101	12	0.11
Wynn Resorts Ltd.	78	13	0.12
Xerox Corp.	99	3	0.03
Xilinx, Inc.	115	8	0.07
Xylem, Inc.	210	14	0.14
Yum! Brands, Inc.	338	28	0.26
Total		$10,515	100.00%

@    Value is less than $500.

*    Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

EURIBOR  Euro Interbank Offered Rate.

JIBAR    Johannesburg Interbank Agreed Rate.

KORIBOR  Korea Interbank Offered Rate.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

LIBOR  London Interbank Offered Rate.

PRIBOR  Prague Interbank Offered Rate.

TIIE    Interbank Equilibrium Interest Rate.

AUD  — Australian Dollar

BRL  — Brazilian Real

CAD  — Canadian Dollar

CHF  — Swiss Franc

CLP  — Chilean Peso

CNH  — Chinese Yuan Renminbi Offshore

CZK  — Czech Koruna

DKK  — Danish Krone

EUR  — Euro

GBP  — British Pound

HKD  — Hong Kong Dollar

HUF  — Hungarian Forint

IDR  — Indonesian Rupiah

ILS  — Israeli Shekel

INR  — Indian Rupee

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican Peso

MYR  — Malaysian Ringgit

NOK  — Norwegian Krone

NZD  — New Zealand Dollar

PLN  — Polish Zloty

RUB  — Russian Ruble

SEK  — Swedish Krona

SGD  — Singapore Dollar

THB  — Thai Baht

TRY  — Turkish Lira

TWD  — Taiwan Dollar

USD  — United States Dollar

ZAR  — South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Fixed Income Securities	44.6%
Common Stocks	41.8
Short-Term Investments	11.0
Other*	2.6
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open long/short futures contracts with an underlying face amount of approximately $51,639,000 with net unrealized appreciation of approximately $338,000. Does not include open swap agreements with net unrealized appreciation of approximately $12,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $98,389)	$115,017
Investment in Security of Affiliated Issuer, at Value (Cost $13,399)	13,399
Total Investments in Securities, at Value (Cost $111,788)	128,416
Foreign Currency, at Value (Cost $267)	270
Cash	1
Receivable for Variation Margin on Futures Contracts	1,605
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	1,062
Interest Receivable	766
Receivable for Investments Sold	345
Tax Reclaim Receivable	167
Unrealized Appreciation on Swap Agreements	68
Dividends Receivable	58
Receivable for Fund Shares Sold	15
Receivable from Affiliate	10
Receivable for Variation Margin on Swap Agreements	4
Other Assets	14
Total Assets	132,801
Liabilities:
Payable for Investments Purchased	2,359
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	923
Unrealized Depreciation on Swap Agreements	331
Payable for Custodian Fees	114
Payable for Advisory Fees	87
Payable for Professional Fees	76
Payable for Fund Shares Redeemed	46
Payable for Servicing Fees	41
Payable for Administration Fees	9
Payable for Transfer Agency Fees	3
Payable for Directors' Fees and Expenses	2
Payable for Distribution Fees — Class II Shares	2
Other Liabilities	93
Total Liabilities	4,086
NET ASSETS	$128,715
Net Assets Consist of:
Paid-in-Capital	$106,334
Accumulated Undistributed Net Investment Income	1,273
Accumulated Undistributed Net Realized Gain	3,983
Unrealized Appreciation (Depreciation) on:
Investments	16,628
Futures Contracts	338
Swap Agreements	12
Foreign Currency Forward Exchange Contracts	139
Foreign Currency Translations	8
Net Assets	$128,715
CLASS I:
Net Assets	$107,015
Net Asset Value, Offering and Redemption Price Per Share Applicable to 9,592,335 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$11.17
CLASS II:
Net Assets	$21,700
Net Asset Value, Offering and Redemption Price Per Share Applicable to 1,955,155 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$11.11

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Global Strategist Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$1,871
Dividends from Securities of Unaffiliated Issuers (Net of $95 of Foreign Taxes Withheld)	1,486
Dividends from Security of Affiliated Issuer (Note H)	111
Total Investment Income	3,468
Expenses:
Advisory Fees (Note B)	955
Professional Fees	195
Servicing Fees (Note D)	195
Custodian Fees (Note G)	163
Pricing Fees	105
Administration Fees (Note C)	102
Distribution Fees — Class II Shares (Note E)	54
Shareholder Reporting Fees	31
Transfer Agency Fees (Note F)	11
Directors' Fees and Expenses	6
Organization Costs for Subsidiary	6
Other Expenses	33
Total Expenses	1,856
Waiver of Advisory Fees (Note B)	(660)
Waiver of Distribution Fees — Class II Shares (Note E)	(33)
Rebate from Morgan Stanley Affiliate (Note H)	(23)
Net Expenses	1,140
Net Investment Income	2,328
Realized Gain (Loss):
Investments Sold (Net of $55 of Capital Gain Country Tax)	3,976
Foreign Currency Forward Exchange Contracts	(31)
Foreign Currency Transactions	7
Futures Contracts	4,246
Swap Agreements	(2,211)
Net Realized Gain	5,987
Change in Unrealized Appreciation (Depreciation):
Investments	10,064
Foreign Currency Forward Exchange Contracts	(167)
Foreign Currency Translations	28
Futures Contracts	373
Swap Agreements	273
Net Change in Unrealized Appreciation (Depreciation)	10,571
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	16,558
Net Increase in Net Assets Resulting from Operations	$18,886

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,328	$2,034
Net Realized Gain	5,987	4,333
Net Change in Unrealized Appreciation (Depreciation)	10,571	814
Net Increase in Net Assets Resulting from Operations	18,886	7,181
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,191)	—
Net Realized Gain	(1,539)	(488)
Class II:
Net Investment Income	(225)	—
Net Realized Gain	(320)	(98)
Total Distributions	(3,275)	(586)
Capital Share Transactions:(1)
Class I:
Subscribed	3,781	2,367
Distributions Reinvested	2,730	488
Redeemed	(16,623)	(23,391)
Class II:
Subscribed	572	751
Distributions Reinvested	545	98
Redeemed	(3,959)	(4,579)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(12,954)	(24,266)
Total Increase (Decrease) in Net Assets	2,657	(17,671)
Net Assets:
Beginning of Period	126,058	143,729
End of Period (Including Accumulated Undistributed Net Investment Income of $1,273 and $1,140)	$128,715	$126,058
(1) Capital Share Transactions:
Class I:
Shares Subscribed	356	245
Shares Issued on Distributions Reinvested	262	51
Shares Redeemed	(1,582)	(2,440)
Net Decrease in Class I Shares Outstanding	(964)	(2,144)
Class II:
Shares Subscribed	54	78
Shares Issued on Distributions Reinvested	53	10
Shares Redeemed	(378)	(480)
Net Decrease in Class II Shares Outstanding	(271)	(392)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Financial Highlights

Global Strategist Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015(2)		2014(2)		2013(2)
Net Asset Value, Beginning of Period	$9.87		$9.39		$10.28		$11.06		$9.55
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.20		0.15		0.17		0.20		0.18
Net Realized and Unrealized Gain (Loss)	1.38		0.37		(0.81)		0.06		1.34
Total from Investment Operations	1.58		0.52		(0.64)		0.26		1.52
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		—		(0.17)		(0.09)		(0.01)
Net Realized Gain	(0.16)		(0.04)		(0.08)		(0.95)		—
Total Distributions	(0.28)		(0.04)		(0.25)		(1.04)		(0.01)
Net Asset Value, End of Period	$11.17		$9.87		$9.39		$10.28		$11.06
Total Return(4)	16.11%		5.58%		(6.39)%		2.15%		15.95%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$107,015		$104,197		$119,248		$150,001		$157,059
Ratio of Expenses to Average Net Assets(8)	0.88	%(5)	0.88	%(5)	0.69	%(5)(6)	0.56	%(5)	0.62	%(5)(7)
Ratio of Net Investment Income to Average Net Assets(8)	1.85	%(5)	1.54	%(5)	1.73	%(5)	1.86	%(5)	1.69	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.03%		0.04%		0.04%
Portfolio Turnover Rate	99%		105%		146%		82%		168%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.42%		1.43%		1.47%		1.42%		1.32%
Net Investment Income to Average Net Assets	1.31%		0.99%		0.95%		1.00%		0.99%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective August 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to August 1, 2015, the maximum ratio was 0.60% for Class I shares.

(7)  Effective April 29, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.60% for Class I shares. Prior to April 29, 2013, the maximum ratio was 1.00% for Class I shares.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Consolidated Financial Highlights

Global Strategist Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015(2)		2014(2)		2013(2)
Net Asset Value, Beginning of Period	$9.82		$9.35		$10.24		$11.03		$9.54
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.18		0.14		0.16		0.19		0.17
Net Realized and Unrealized Gain (Loss)	1.38		0.37		(0.82)		0.06		1.33
Total from Investment Operations	1.56		0.51		(0.66)		0.25		1.50
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		—		(0.15)		(0.09)		(0.01)
Net Realized Gain	(0.16)		(0.04)		(0.08)		(0.95)		—
Total Distributions	(0.27)		(0.04)		(0.23)		(1.04)		(0.01)
Net Asset Value, End of Period	$11.11		$9.82		$9.35		$10.24		$11.03
Total Return(4)	15.96%		5.49%		(6.53)%		2.00%		15.75%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$21,700		$21,861		$24,481		$29,604		$33,988
Ratio of Expenses to Average Net Assets(8)	0.98	%(5)	0.98	%(5)	0.79	%(5)(6)	0.66	%(5)	0.72	%(5)(7)
Ratio of Net Investment Income to Average Net Assets(8)	1.75	%(5)	1.44	%(5)	1.63	%(5)	1.76	%(5)	1.59	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.03%		0.04%		0.04%
Portfolio Turnover Rate	99%		105%		146%		82%		168%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.67%		1.68%		1.76%		1.77%		1.67%
Net Investment Income to Average Net Assets	1.06%		0.74%		0.66%		0.65%		0.64%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective August 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class II shares. Prior to August 1, 2015, the maximum ratio was 0.70% for Class II shares.

(7)  Effective April 29, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.70% for Class II shares. Prior to April 29, 2013, the maximum ratio was 1.10% for Class II shares.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Consolidated Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") (name changed on May 1, 2017, formerly The Universal Institutional Funds, Inc.) is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Global Strategist Portfolio. The Fund seeks total return and offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

Effective October 3, 2016, the Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, VIF Global Strategist Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation. As of December 31, 2017, the Subsidiary represented approximately $9,311,000 or approximately 7.23% of the total assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal

Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Consolidated Financial Statements (cont'd)

latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Consolidated Financial Statements (cont'd)

disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$78	$—	$78
Agency Fixed Rate Mortgages	—	3,313	—	3,313
Asset-Backed Securities	—	113	—	113
Commercial Mortgage- Backed Securities	—	1,279	—	1,279
Corporate Bonds	—	14,962	—	14,962
Mortgages - Other	—	521	—	521
Sovereign	—	32,588	—	32,588
U.S. Treasury Securities	—	4,450	—	4,450
Total Fixed Income Securities	—	57,304	—	57,304
Common Stocks
Aerospace & Defense	748	154	—	902
Air Freight & Logistics	316	41	—	357
Airlines	—	19	—	19
Auto Components	36	256	—	292
Automobiles	70	957	—	1,027
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Banks	$2,075	$4,596	$—		$6,671
Beverages	257	399	—		656
Biotechnology	696	163	—		859
Building Products	11	484	—		495
Capital Markets	699	786	—		1,485
Chemicals	391	518	—		909
Commercial Services & Supplies	94	162	—		256
Communications Equipment	326	76	—		402
Construction & Engineering	3	1,110	—		1,113
Construction Materials	—	151	—		151
Consumer Finance	4,236	3	—		4,239
Containers & Packaging	27	26	—		53
Diversified Financial Services	227	298	—		525
Diversified Telecommunication Services	352	650	—		1,002
Electric Utilities	270	229	—		499
Electrical Equipment	87	316	—		403
Electronic Equipment, Instruments & Components	53	452	—		505
Energy Equipment & Services	587	15	—	†	602	†
Equity Real Estate Investment Trusts (REITs)	382	211	—		593
Food & Staples Retailing	822	280	—		1,102
Food Products	112	554	—		666
Gas Utilities	7	53	—		60
Health Care Equipment & Supplies	626	242	—		868
Health Care Providers & Services	817	47	—		864
Health Care Technology	26	—	—		26
Hotels, Restaurants & Leisure	391	554	—		945
Household Durables	—	241	—		241
Household Products	656	198	—		854
Independent Power and Renewable Electricity Producers	3	8	—		11
Industrial Conglomerates	697	131	—		828
Information Technology Services	1,212	712	—		1,924
Insurance	232	867	—		1,099
Internet & Direct Marketing Retail	636	18	—		654

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Internet Software & Services	$1,181		$30	$—		$1,211
Life Sciences Tools & Services	60		64	—		124
Machinery	206		793	—		999
Marine	—		74	—		74
Media	784		135	—		919
Metals & Mining	745		715	—		1,460
Multi-Line Retail	90		26	—		116
Multi-Utilities	141		140	—		281
Oil, Gas & Consumable Fuels	1,369		1,103	—		2,472
Paper & Forest Products	—		53	—		53
Personal Products	30		322	—		352
Pharmaceuticals	1,117		1,531	—		2,648
Professional Services	50		844	—		894
Real Estate Management & Development	10		322	—		332
Road & Rail	436		463	—		899
Semiconductors & Semiconductor Equipment	689		200	—	@	889
Software	986		143	—		1,129
Specialty Retail	685		165	—		850
Tech Hardware, Storage & Peripherals	1,101		144	—		1,245
Textiles, Apparel & Luxury Goods	259		215	—		474
Thrifts & Mortgage Finance	2		4	—		6
Tobacco	336		413	—		749
Trading Companies & Distributors	3		353	—		356
Transportation Infrastructure	—		569	—		569
Water Utilities	—		24	—		24
Wireless Telecommunication Services	36		351	—		387
Total Common Stocks	28,496		25,173	—	@†	53,669	†
Rights	—	@	—	—		—	@
Investment Companies	3,297		—	—		3,297
Short-Term Investments
Investment Company	13,399		—	—		13,399
U.S. Treasury Security	—		747	—		747
Total Short-Term Investments	13,399		747	—		14,146
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Foreign Currency Forward Exchange Contracts	$—	$1,062	$—		$1,062
Futures Contracts	683	—	—		683
Interest Rate Swap Agreements	—	448	—		448
Total Return Swap Agreements	—	68	—		68
Total Assets	45,875	84,802	—	@†	130,677 †
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(923)	—		(923)
Futures Contracts	(345)	—	—		(345)
Interest Rate Swap Agreements	—	(187)	—		(187)
Total Return Swap Agreements	—	(317)	—		(317)
Total Liabilities	(345)	(1,427)	—		(1,772)
Total	$45,530	$83,375	$—	@†	$128,905 †

@  Value is less than $500.

†  Includes one or more securities which are valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $22,645,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$—	@†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—	†
Transfers out	—
Corporate actions	(51)

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Consolidated Financial Statements (cont'd)

Common Stocks (000)
Beginning Balance (cont'd)
Change in unrealized appreciation (depreciation)		$51
Realized gains (losses)		—
Ending Balance		$—	@†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2017	$	(—	@)

@  Value is less than $500.

†  Includes one or more securities which are valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Consolidated Financial Statements (cont'd)

techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Consolidated Financial Statements (cont'd)

reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Consolidated Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Consolidated Financial Statements (cont'd)

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2017.

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$1,062
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	616	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	67	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	68
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	448	(a)
Total			$2,261
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$923
Futures Contract	Variation Margin on Futures Contract	Commodity Risk	159	(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	158	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	28	(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	317
Swap Agreements	Unrealized Depreciation on Swap Agreements	Interest Rate Risk	14
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	173	(a)
Total			$1,772

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(31)
Commodity Risk	Futures Contracts	(402)
Equity Risk	Futures Contracts	4,261
Interest Rate Risk	Futures Contracts	387
Credit Risk	Swap Agreements	91
Equity Risk	Swap Agreements	(353)
Interest Rate Risk	Swap Agreements	(1,949)
Total		$2,004
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(167)
Commodity Risk	Futures Contracts	(222)
Equity Risk	Futures Contracts	510
Interest Rate Risk	Futures Contracts	85
Equity Risk	Swap Agreements	23
Credit Risk	Swap Agreements	(65)
Interest Rate Risk	Swap Agreements	315
Total		$479

At December 31, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$1,062	$923
Swap Agreements	68	331
Total	$1,130	$1,254

(b)  Excludes exchange traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Consolidated Financial Statements (cont'd)

certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Bank of America NA	$60		$(40)	$—	$20
Barclays Bank PLC	36		(36)	—	0
BNP Paribas SA	43		(43)	—	0
Citibank NA	806		(587)	—	219
Commonwealth Bank of Australia	1		(1)	—	0
Goldman Sachs International	8		(8)	—	0
JPMorgan Chase Bank NA	101		(101)	—	0
Royal Bank of Canada	—	@	—	—	—	@
State Street Bank and Trust Co.	4		(4)	—	0
UBS AG	71		(58)	—	13
Total	$1,130		$(878)	$—	$252
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$1		$—	$—	$1
Bank of America NA	40		(40)	—	0
Bank of Montreal	1		—	—	1
Bank of New York Mellon	—	@	—	—	—	@
Barclays Bank PLC	66		(36)	—	30
BNP Paribas SA	99		(43)	—	56
Citibank NA	587		(587)	—	0
Commonwealth Bank of Australia	15		(1)	—	14
Credit Suisse International	—	@	—	—	—	@
Goldman Sachs International	184		(8)	—	176
JPMorgan Chase Bank NA	189		(101)	—	88
State Street Bank and Trust Co.	14		(4)	—	10
UBS AG	58		(58)	—	0
Total	$1,254		$(878)	$—	$376

@  Value is less than $500.

For the year ended December 31, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$78,970,000
Futures Contracts:
Average monthly original value	$78,879,000
Swap Agreements:
Average monthly notional amount	$35,072,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Consolidated Financial Statements (cont'd)

the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.21% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares and 1.00% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $660,000 of advisory fees were waived pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Consolidated Financial Statements (cont'd)

the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.15% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2017, this waiver amounted to approximately $33,000.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $71,536,000 and $75,654,000, respectively. For the year ended December 31, 2017, purchases and sales of long-term U.S. Government securities were approximately $40,322,000 and $38,854,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $23,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$23,168	$78,096	$87,865	$111
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$13,399

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Consolidated Financial Statements (cont'd)

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,416	$1,859	$—	$586

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, tax adjustments on certain equity securities designated as issued by passive foreign investment companies, swap transactions, foreign capital gains tax and tax adjustments related to the Subsidiary, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$(779)	$779	$—

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,352	$5,269

During the year ended December 31, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $1,814,000.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 76.8%.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Strategist Portfolio

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Global Strategist Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "consolidated financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of Global Strategist Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2017, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 21, 2018

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders 49.02% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $1,859,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFIMANN
2007215 EXP. 02.28.19

Morgan Stanley Variable Insurance Fund, Inc.
(formerly The Universal Institutional Funds, Inc.)

Annual Report – December 31, 2017

Growth Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	22
Federal Tax Notice	23
Director and Officer Information	24

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Growth Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$1,126.60	$1,021.12	$4.34	$4.13	0.81%
Growth Portfolio Class II	1,000.00	1,125.20	1,019.86	5.68	5.40	1.06

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited)

Growth Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the fiscal year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 43.15%, net of fees, and 42.82%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed against the Fund's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 30.21%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Major U.S. stock indexes spent most of 2017 climbing toward, then exceeding, new record highs. Fueling their momentum was a combination of strong economic growth, robust corporate profits (aided, in part, by a weak dollar) and optimism for tax reform. While the Federal Reserve raised its benchmark interest rate three times in 2017, the moves were incremental and not considered a headwind to the economy's momentum. Notable uncertainties in domestic politics and geopolitics also failed to disrupt the market's advance. Overall, market volatility remained historically low, further bolstering investor confidence in stocks.

•  The Index's top-performing sector during the period was utilities, followed by information technology (IT) and financials. The energy sector was the only Index sector with a negative return, and telecommunication services and consumer staples were also among the bottom-performing sectors for the period.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, the Fund's outperformance was largely driven by stock selection, while sector allocation contributed a lesser gain.

•  The information technology sector was the largest contributor to performance, driven by strongly favorable stock selection and an overweight allocation, which was beneficial as well. Relative gains were led by a global social networking platform, which continued to execute well, reported strong earnings and provided a positive outlook on cost cutting. Several holdings in the software-as-a-service area were also among the top contributors in the sector and across the portfolio. Sentiment was strong across the industry due to generally solid reported results as well as upbeat management commentary.

•  Stock selection in consumer discretionary contributed significantly to relative outperformance, led by a holding in an online retail and cloud computing leader that performed well due to the company's continued strong earnings results and expectations that the company's e-commerce business could benefit from a shift in the retail landscape, as brick-and-mortar stores have been closing at an accelerating pace. However, one of the largest detractors in the period was an athletic wear maker. In August, the company reported better-than-expected quarterly results but lowered its financial outlook due to weakness in its North America business, which has been challenged by heightened promotional activity and growing competition from a rival brand.

•  Relative outperformance in the health care sector was driven by a leading genetic testing and analysis company and a surgical robotics maker. Both companies posted strong results during the period on continued strong execution and positive investor sentiment around new product launches.

•  Although stock selection modestly detracted from relative results in the industrials and materials sectors, sector weighting differences versus the Index were favorable, which helped offset the negative impact from stock selection.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited) (cont'd)

Growth Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Growth Index(1)

	Period Ended December 31, 2017
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	43.15%	20.01%	11.08%	9.53%
Russell 1000® Growth Index	30.21	17.33	10.00	7.94
Fund – Class II(4)	42.82	19.71	10.80	11.76
Russell 1000® Growth Index	30.21	17.33	10.00	10.40

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (92.4%)
Aerospace & Defense (7.1%)
TransDigm Group, Inc.	32,132	$8,824
United Technologies Corp.	74,937	9,560
		18,384
Biotechnology (1.4%)
Alnylam Pharmaceuticals, Inc. (a)	16,586	2,107
Intrexon Corp. (a)(b)	24,172	279
Juno Therapeutics, Inc. (a)	28,414	1,299
		3,685
Capital Markets (2.5%)
S&P Global, Inc.	37,707	6,388
Construction Materials (3.2%)
Martin Marietta Materials, Inc.	19,011	4,202
Vulcan Materials Co.	31,769	4,078
		8,280
Diversified Financial Services (3.8%)
Berkshire Hathaway, Inc., Class B (a)	49,056	9,724
Health Care Equipment & Supplies (4.0%)
DexCom, Inc. (a)	70,074	4,022
Intuitive Surgical, Inc. (a)	17,012	6,208
		10,230
Health Care Technology (8.3%)
athenahealth, Inc. (a)	67,447	8,973
Veeva Systems, Inc., Class A (a)	223,822	12,373
		21,346
Hotels, Restaurants & Leisure (4.7%)
Starbucks Corp.	213,548	12,264
Information Technology Services (1.5%)
Mastercard, Inc., Class A	25,729	3,894
Internet & Direct Marketing Retail (10.0%)
Amazon.com, Inc. (a)	18,782	21,965
Priceline Group, Inc. (The) (a)	2,212	3,844
		25,809
Internet Software & Services (16.9%)
Alphabet, Inc., Class C (a)	14,816	15,503
Facebook, Inc., Class A (a)	63,916	11,279
Tencent Holdings Ltd. (China) (c)	76,700	3,965
Twitter, Inc. (a)	372,472	8,943
Zillow Group, Inc., Class C (a)	94,789	3,879
		43,569
Life Sciences Tools & Services (4.9%)
Illumina, Inc. (a)	57,323	12,524
Road & Rail (4.0%)
Union Pacific Corp.	77,159	10,347
Semiconductors & Semiconductor Equipment (0.9%)
NVIDIA Corp.	11,841	2,291
Software (15.8%)
Activision Blizzard, Inc.	139,028	8,803
Adobe Systems, Inc. (a)	14,760	2,587
	Shares	Value (000)
salesforce.com, Inc. (a)	125,346	$12,814
ServiceNow, Inc. (a)	50,242	6,551
Snap, Inc., Class A (a)(b)	257,111	3,757
Workday, Inc., Class A (a)	61,572	6,264
		40,776
Textiles, Apparel & Luxury Goods (3.4%)
LVMH Moet Hennessy Louis Vuitton SE (France)	30,203	8,872
Total Common Stocks (Cost $160,870)		238,383
Preferred Stocks (2.8%)
Electronic Equipment, Instruments & Components (0.5%)
Magic Leap Series C (a)(d)(e)(f) (acquisition cost — $1,089; acquired 12/22/15)	47,281	1,277
Internet & Direct Marketing Retail (2.2%)
Airbnb, Inc. Series D (a)(d)(e)(f) (acquisition cost — $1,335; acquired 4/16/14)	32,784	3,476
Uber Technologies Series G (a)(d)(e)(f) (acquisition cost — $3,117; acquired 12/3/15)	63,916	2,243
		5,719
Internet Software & Services (0.1%)
Dropbox, Inc. Series C (a)(d)(e)(f) (acquisition cost — $485; acquired 1/30/14)	25,401	228
Total Preferred Stocks (Cost $6,026)		7,224
Short-Term Investments (6.5%)
Securities held as Collateral on Loaned Securities (1.3%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	2,401,507	2,402
	Face Amount (000)
Repurchase Agreements (0.4%)
Barclays Capital, Inc., (1.37%, dated 12/29/17, due 1/2/18; proceeds $552; fully collateralized by a U.S. Government obligation; 1.75% due 5/15/23; valued at $564)	$552	552
HSBC Securities USA, Inc., (1.30%, dated 12/29/17, due 1/2/18; proceeds $43; fully collateralized by a U.S. Government obligation; 3.00% due 2/15/47; valued at $44)	43	43
Merrill Lynch & Co., Inc., (1.42%, dated 12/29/17, due 1/2/18; proceeds $283; fully collateralized by a U.S. Government obligation; 2.00% due 12/31/21; valued at $289)	283	283
		878
Total Securities held as Collateral on Loaned Securities (Cost $3,280)		3,280

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments (cont'd)

Growth Portfolio

	Shares	Value (000)
Investment Company (5.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $13,529)	13,529,230	$13,529
	Total Short-Term Investments (Cost $16,809)	16,809
	Total Investments Excluding Purchased Options (101.7%) (Cost $183,705)	262,416
	Total Purchased Options Outstanding (0.0%) (Cost $485)	74
	Total Investments (101.7%) (Cost $184,190) Including $3,149 of Securities Loaned (g)(h)	262,490
	Liabilities in Excess of Other Assets (-1.7%)	(4,477)
	Net Assets (100.0%)	$258,013

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2017.

(c)  Security trades on the Hong Kong exchange.

(d)  Security has been deemed illiquid at December 31, 2017.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2017, amounts to approximately $7,224,000 and represents 2.8% of net assets.

(f)  At December 31, 2017, the Fund held fair valued securities valued at approximately $7,224,000, representing 2.8% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(g)  The approximate fair value and percentage of net assets, $12,837,000 and 5.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(h)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $184,681,000. The aggregate gross unrealized appreciation is approximately $84,475,000 and the aggregate gross unrealized depreciation is approximately $6,666,000, resulting in net unrealized appreciation of approximately $77,809,000.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2017:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	7.52	Nov-18	60,938,678	$60,939	$59	$252	$(193)
Royal Bank of Scotland	USD/CNH	CNH	7.55	Aug-18	43,894,205	43,894	15	233	(218)
							$74	$485	$(411)

CNH  — Chinese Yuan Renminbi Offshore

USD  — United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	34.7%
Internet Software & Services	16.9
Software	15.7
Internet & Direct Marketing Retail	12.2
Health Care Technology	8.2
Aerospace & Defense	7.1
Short-Term Investment	5.2
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Growth Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $168,259)	$246,559
Investment in Security of Affiliated Issuer, at Value (Cost $15,931)	15,931
Total Investments in Securities, at Value (Cost $184,190)	262,490
Receivable for Fund Shares Sold	41
Receivable from Affiliate	14
Receivable from Securities Lending Income	10
Tax Reclaim Receivable	9
Other Assets	13
Total Assets	262,577
Liabilities:
Collateral on Securities Loaned, at Value	3,280
Payable for Fund Shares Redeemed	526
Payable for Advisory Fees	281
Due to Broker	260
Payable for Servicing Fees	86
Payable for Professional Fees	46
Payable for Distribution Fees — Class II Shares	26
Payable for Administration Fees	18
Payable for Custodian Fees	9
Payable for Directors' Fees and Expenses	4
Payable for Transfer Agency Fees	4
Other Liabilities	24
Total Liabilities	4,564
NET ASSETS	$258,013
Net Assets Consist of:
Paid-in-Capital	$124,196
Accumulated Net Investment Loss	(17)
Accumulated Undistributed Net Realized Gain	55,534
Unrealized Appreciation (Depreciation) on:
Investments	78,300
Foreign Currency Translations	—	@
Net Assets	$258,013
CLASS I:
Net Assets	$133,745
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,130,756 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$32.38
CLASS II:
Net Assets	$124,268
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,022,615 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$30.89
(1) Including:
Securities on Loan, at Value:	$3,149

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Growth Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $9 of Foreign Taxes Withheld)	$590
Income from Securities Loaned — Net	158
Dividends from Security of Affiliated Issuer (Note H)	73
Total Investment Income	821
Expenses:
Advisory Fees (Note B)	1,135
Servicing Fees (Note D)	271
Distribution Fees — Class II Shares (Note E)	257
Administration Fees (Note C)	182
Professional Fees	169
Shareholder Reporting Fees	25
Transfer Agency Fees (Note F)	13
Custodian Fees (Note G)	11
Directors' Fees and Expenses	9
Pricing Fees	3
Other Expenses	29
Total Expenses	2,104
Waiver of Advisory Fees (Note B)	(32)
Rebate from Morgan Stanley Affiliate (Note H)	(17)
Net Expenses	2,055
Net Investment Loss	(1,234)
Realized Gain (Loss):
Investments Sold	57,369
Foreign Currency Transactions	(6)
Net Realized Gain	57,363
Change in Unrealized Appreciation (Depreciation):
Investments	21,307
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	21,307
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	78,670
Net Increase in Net Assets Resulting from Operations	$77,436

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(1,234)	$(418)
Net Realized Gain	57,363	18,224
Net Change in Unrealized Appreciation (Depreciation)	21,307	(21,327)
Net Increase (Decrease) in Net Assets Resulting from Operations	77,436	(3,521)
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(10,278)	(17,607)
Class II:
Net Realized Gain	(8,655)	(14,329)
Total Distributions	(18,933)	(31,936)
Capital Share Transactions:(1)
Class I:
Subscribed	4,869	4,994
Distributions Reinvested	10,278	17,607
Redeemed	(18,643)	(18,259)
Class II:
Subscribed	35,650	20,763
Distributions Reinvested	8,655	14,329
Redeemed	(25,884)	(28,673)
Net Increase in Net Assets Resulting from Capital Share Transactions	14,925	10,761
Total Increase (Decrease) in Net Assets	73,428	(24,696)
Net Assets:
Beginning of Period	184,585	209,281
End of Period (Including Accumulated Net Investment Loss of $(17) and $(12))	$258,013	$184,585
(1) Capital Share Transactions:
Class I:
Shares Subscribed	161	189
Shares Issued on Distributions Reinvested	358	731
Shares Redeemed	(629)	(685)
Net Increase (Decrease) in Class I Shares Outstanding	(110)	235
Class II:
Shares Subscribed	1,235	800
Shares Issued on Distributions Reinvested	316	619
Shares Redeemed	(912)	(1,118)
Net Increase in Class II Shares Outstanding	639	301

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$24.65		$29.93		$30.73		$31.03		$21.94
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.13)		(0.03)		(0.11)		(0.06)		(0.03)
Net Realized and Unrealized Gain (Loss)	10.44		(0.57)		3.76		1.98		10.23
Total from Investment Operations	10.31		(0.60)		3.65		1.92		10.20
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.12)
Net Realized Gain	(2.58)		(4.68)		(4.45)		(2.22)		(0.99)
Total Distributions	(2.58)		(4.68)		(4.45)		(2.22)		(1.11)
Net Asset Value, End of Period	$32.38		$24.65		$29.93		$30.73		$31.03
Total Return(3)	43.15%		(1.64)%		12.24%		6.36%		48.07%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$133,745		$104,504		$119,883		$122,881		$142,052
Ratio of Expenses to Average Net Assets(7)	0.79	%(4)	0.76	%(4)	0.80	%(4)	0.77	%(4)	0.82	%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		0.80	%(4)	N/A
Ratio of Net Investment Loss to Average Net Assets(7)	(0.43	)%(4)	(0.11	)%(4)	(0.37	)%(4)	(0.19	)%(4)	(0.11	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	54%		39%		33%		30%		32%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.81%		0.79%		0.81%		0.85%		0.90%
Net Investment Loss to Average Net Assets	(0.45)%		(0.14)%		(0.38)%		(0.27)%		(0.19)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.03% higher and the Ratio of Net Investment Loss to Average Net Assets would have been 0.03% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 9, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class I shares. Prior to September 9, 2013, the maximum ratio was 0.85% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Financial Highlights

Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$23.66		$29.00		$29.97		$30.39		$21.50
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.19)		(0.09)		(0.18)		(0.13)		(0.09)
Net Realized and Unrealized Gain (Loss)	10.00		(0.57)		3.66		1.93		10.02
Total from Investment Operations	9.81		(0.66)		3.48		1.80		9.93
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.05)
Net Realized Gain	(2.58)		(4.68)		(4.45)		(2.22)		(0.99)
Total Distributions	(2.58)		(4.68)		(4.45)		(2.22)		(1.04)
Net Asset Value, End of Period	$30.89		$23.66		$29.00		$29.97		$30.39
Total Return(3)	42.82%		(1.92)%		11.97%		6.09%		47.72%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$124,268		$80,081		$89,398		$80,103		$78,501
Ratio of Expenses to Average Net Assets(7)	1.04	%(4)	1.01	%(4)	1.05	%(4)	1.02	%(4)	1.07	%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		1.05	%(4)	N/A
Ratio of Net Investment Loss to Average Net Assets(7)	(0.68	)%(4)	(0.36	)%(4)	(0.62	)%(4)	(0.44	)%(4)	(0.36	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	54%		39%		33%		30%		32%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.06%		1.04%		1.09%		1.20%		1.25%
Net Investment Loss to Average Net Assets	(0.70)%		(0.39)%		(0.66)%		(0.62)%		(0.54)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets would have been 0.03% higher and the Ratio of Net Investment Loss to Average Net Assets would have been 0.03% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 9, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class II shares. Prior to September 9, 2013, the maximum ratio was 1.10% for Class II shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") (name changed on May 1, 2017, formerly The Universal Institutional Funds, Inc.) is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Growth Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such

12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$18,384	$—	$—	$18,384
Biotechnology	3,685	—	—	3,685
Capital Markets	6,388	—	—	6,388
Construction Materials	8,280	—	—	8,280
Diversified Financial Services	9,724	—	—	9,724
Health Care Equipment & Supplies	10,230	—	—	10,230
Health Care Technology	21,346	—	—	21,346
Hotels, Restaurants & Leisure	12,264	—	—	12,264
Information Technology Services	3,894	—	—	3,894
Internet & Direct Marketing Retail	25,809	—	—	25,809
Internet Software & Services	39,604	3,965	—	43,569
Life Sciences Tools & Services	12,524	—	—	12,524
Road & Rail	10,347	—	—	10,347
Semiconductors & Semiconductor Equipment	2,291	—	—	2,291
Software	40,776	—	—	40,776
Textiles, Apparel & Luxury Goods	—	8,872	—	8,872
Total Common Stocks	225,546	12,837	—	238,383
Preferred Stocks
Electronic Equipment, Instruments & Components	—	—	1,277	1,277
Internet & Direct Marketing Retail	—	—	5,719	5,719
Internet Software & Services	—	—	228	228
Total Preferred Stocks	—	—	7,224	7,224
Call Options Purchased	—	74	—	74
Short-Term Investments
Investment Company	15,931	—	—	15,931
Repurchase Agreements	—	878	—	878
Total Short-Term Investments	15,931	878	—	16,809
Total Assets	$241,477	$13,789	$7,224	$262,490

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, securities with a total value of approximately $3,965,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2016 were valued using other significant observable inputs at December 31, 2017. At December 31, 2017, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Preferred Stocks (000)
Beginning Balance	$7,844
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(620)
Realized gains (losses)	—
Ending Balance	$7,224
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2017	$(620)

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2017. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2017 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Electronic Equipment, Instuments & Components
Preferred Stock	$1,277	Market Transaction Method	Precedent Transaction	$27.00		$27.00		$27.00		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	25.0%		27.0%		26.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	12.0	x	34.2	x	12.3	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Internet & Direct Marketing Retail
Preferred Stocks	$3,476	Discounted Cash Flow	Weighted Average Cost of Capital	15.5%		17.5%		16.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	8.7	x	14.1	x	10.1	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$2,243	Market Transaction Method	Pending Transaction*	$32.97		$48.77		$35.10		Increase
Internet Software & Services
Preferred Stock	$228	Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.4	x	10.1x		5.0x		Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

*  Based on a market transaction announced prior to December 31, 2017 that closed subsequent to December 31, 2017.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$74	(a)

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(212	)(b)

(b)  Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(402	)(c)

(c)  Amounts are included in Investments in the Statement of Operations.

At December 31, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Options Purchased	$74	(a)	$—

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$74	(a)	$—	$(74)	$0

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e)  In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	53,299,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$3,149	(f)	$—	$(3,149	)(g)(h)	$0

(f)  Represents market value of loaned securities at year end.

(g)  The Fund received cash collateral of approximately $3,280,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(h)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860 "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$3,280	$—	$—	$—	$3,280
Total Borrowings	$3,280	$—	$—	$—	$3,280
Gross amount of recognized liabilities for securities lending transactions					$3,280

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.48% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares and 1.05% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $32,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $117,535,000 and $128,332,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $17,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$13,633	$79,475	$77,177	$73
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$15,931

During the year ended December 31, 2017, the Fund incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$18,933	$—	$31,936

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Net Investment Loss (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$1,229	$(1,254)	$25

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4,769	$51,255

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 64.2%.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Growth Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Growth Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 21, 2018

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017.

The Fund designated and paid approximately $18,933,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCGANN
2005584 EXP. 02.28.19

Morgan Stanley Variable Insurance Fund, Inc.
(formerly The Universal Institutional Funds, Inc.)

Annual Report – December 31, 2017

Mid Cap Growth Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	22
Director and Officer Information	23

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Expense Example (unaudited)

Mid Cap Growth Portfolio

As a shareholder of the Mid Cap Growth Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Mid Cap Growth Portfolio Class I	$1,000.00	$1,090.10	$1,020.47	$4.95	$4.79	0.94%
Mid Cap Growth Portfolio Class II	1,000.00	1,090.20	1,019.96	5.48	5.30	1.04

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited)

Mid Cap Growth Portfolio

The Fund seeks long term capital growth by investing primarily in common stocks and other equity securities.

Performance

For the fiscal year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 38.76%, net of fees, and 38.60%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed against the Fund's benchmark, the Russell Midcap® Growth Index (the "Index"), which returned 25.27%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Major U.S. stock indexes spent most of 2017 climbing toward, then exceeding, new record highs. Fueling their momentum was a combination of strong economic growth, robust corporate profits (aided, in part, by a weak dollar) and optimism for tax reform. While the Federal Reserve raised its benchmark interest rate three times in 2017, the moves were incremental and not considered a headwind to the economy's momentum. Notable uncertainties in domestic politics and geopolitics also failed to disrupt the market's advance. Overall, market volatility remained historically low, further bolstering investor confidence in stocks.

•  Within the Index, utilities, information technology (IT) and financials were the top-performing sectors. Energy, the only sector with a negative return, consumer staples and telecommunication services were the Index's three weakest-performing sectors in the 12-month period.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, stock selection accounted for most of the Fund's relative outperformance, with an additional gain from sector allocations.

•  Stock selection in the IT sector was the largest contributor to relative outperformance and an overweight allocation to the sector added value as well. Several holdings in the software-as-a-service area were among the top contributors in the sector and across the portfolio. Sentiment was strong across the industry due to generally solid reported results as well as upbeat management commentary.

•  Stock selection in health care was also a strong positive contributor, driven by a leading genetic testing and analysis company and a surgical robotics maker. Both companies posted strong results during the period on continued strong execution and positive investor sentiment around new product launches. The Fund's overweight allocation in the health care sector also added slightly to relative performance.

•  Outperformance in the consumer discretionary sector was driven by stock selection, with a small benefit from an underweight position in the sector. An electric car maker was the top contributor in the sector due to positive investor sentiment regarding the launch of its mass market offering, as well as continued progress in the build out of its lithium-ion battery factory. However, another consumer discretionary stock, an athletic wear maker, was the greatest detractor across the portfolio in this reporting period. In August, the company reported better-than-expected quarterly results but lowered its financial outlook due to weakness in its North America business, which has been challenged by heightened promotional activity and growing competition from a rival brand.

•  Although stock selection modestly detracted from relative results in the industrials and materials sectors, sector weighting differences versus the Index were favorable, which helped offset the negative impact from stock selection.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited) (cont'd)

Mid Cap Growth Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell Midcap® Growth Index(1)

	Period Ended December 31, 2017
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	38.76%	10.80%	6.47%	6.55%
Russell Midcap® Growth Index	25.27	15.30	9.10	7.98
Fund – Class II(4)	38.60	10.71	6.37	10.91
Russell Midcap® Growth Index	25.27	15.30	9.10	11.55

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on October 18, 1999.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments

Mid Cap Growth Portfolio

	Shares	Value (000)
Common Stocks (94.6%)
Aerospace & Defense (4.8%)
TransDigm Group, Inc.	20,505	$5,631
Automobiles (1.1%)
Harley-Davidson, Inc.	25,840	1,315
Biotechnology (1.6%)
Alnylam Pharmaceuticals, Inc. (a)	8,583	1,091
Intrexon Corp. (a)(b)	14,038	162
Juno Therapeutics, Inc. (a)	13,945	637
		1,890
Capital Markets (1.5%)
S&P Global, Inc.	10,369	1,756
Commercial Services & Supplies (1.0%)
Copart, Inc. (a)	26,923	1,163
Construction Materials (3.3%)
Martin Marietta Materials, Inc.	8,832	1,952
Vulcan Materials Co.	14,817	1,902
		3,854
Electronic Equipment, Instruments & Components (0.9%)
Cognex Corp.	16,782	1,026
Health Care Equipment & Supplies (6.5%)
DexCom, Inc. (a)	53,603	3,076
Intuitive Surgical, Inc. (a)	7,794	2,844
Penumbra, Inc. (a)	19,282	1,815
		7,735
Health Care Technology (12.2%)
athenahealth, Inc. (a)	54,285	7,222
Veeva Systems, Inc., Class A (a)	128,957	7,129
		14,351
Hotels, Restaurants & Leisure (0.9%)
Shake Shack, Inc., Class A (a)	25,562	1,104
Insurance (1.1%)
Markel Corp. (a)	1,099	1,252
Internet & Direct Marketing Retail (3.7%)
Expedia, Inc.	14,820	1,775
Overstock.com, Inc. (a)(b)	41,219	2,634
		4,409
Internet Software & Services (16.0%)
Angi Homeservices, Inc., Class A (a)(b)	328,438	3,435
MercadoLibre, Inc.	6,422	2,021
Shopify, Inc., Class A (Canada) (a)	17,617	1,779
Twitter, Inc. (a)	243,931	5,857
Zillow Group, Inc., Class C (a)	141,786	5,802
		18,894
Life Sciences Tools & Services (5.0%)
Illumina, Inc. (a)	27,048	5,910
Machinery (8.1%)
Fortive Corp.	40,547	2,934
Welbilt, Inc. (a)	280,389	6,592
		9,526
	Shares	Value (000)
Multi-Line Retail (4.0%)
Dollar Tree, Inc. (a)	43,791	$4,699
Professional Services (4.0%)
IHS Markit Ltd. (a)	66,138	2,986
Verisk Analytics, Inc. (a)	18,462	1,772
		4,758
Software (13.9%)
Atlassian Corp., PLC, Class A (United Kingdom) (a)	23,487	1,069
ServiceNow, Inc. (a)	23,041	3,004
Snap, Inc., Class A (a)(b)	117,803	1,721
Splunk, Inc. (a)	22,075	1,829
Take-Two Interactive Software, Inc. (a)	53,741	5,900
Workday, Inc., Class A (a)	28,220	2,871
		16,394
Specialty Retail (5.0%)
L Brands, Inc.	19,743	1,189
Ulta Salon Cosmetics & Fragrance, Inc.	20,990	4,695
		5,884
Total Common Stocks (Cost $91,798)		111,551
Preferred Stocks (3.6%)
Internet & Direct Marketing Retail (3.0%)
Airbnb, Inc. Series D (a)(c)(d)(e) (acquisition cost — $1,370; acquired 4/16/14)	33,636	3,566
Software (0.6%)
Palantir Technologies, Inc. Series G (a)(c)(d)(e) (acquisition cost — $455; acquired 7/19/12)	148,616	507
Palantir Technologies, Inc. Series H (a)(c)(d)(e) (acquisition cost — $102; acquired 10/25/13)	29,092	99
Palantir Technologies, Inc. Series H1 (a)(c)(d)(e) (acquisition cost — $102; acquired 10/25/13)	29,092	99
		705
Total Preferred Stocks (Cost $2,029)		4,271
Short-Term Investments (6.8%)
Securities held as Collateral on Loaned Securities (4.7%)
Investment Company (3.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	4,044,345	4,044
	Face Amount (000)
Repurchase Agreements (1.3%)
Barclays Capital, Inc., (1.37%, dated 12/29/17, due 1/2/18; proceeds $931; fully collateralized by a U.S. Government obligation; 1.75% due 5/15/23; valued at $949)	$931	931
HSBC Securities USA, Inc., (1.30%, dated 12/29/17, due 1/2/18; proceeds $72; fully collateralized by a U.S. Government obligation; 3.00% due 2/15/47; valued at $73)	72	72

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Merrill Lynch & Co., Inc., (1.42%, dated 12/29/17, due 1/2/18; proceeds $477; fully collateralized by a U.S. Government obligation; 2.00% due 12/31/21; valued at $486)	$477	$477
		1,480
Total Securities held as Collateral on Loaned Securities (Cost $5,524)		5,524
	Shares
Investment Company (2.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $2,493)	2,492,763	2,493
Total Short-Term Investments (Cost $8,017)		8,017
Total Investments Excluding Purchased Options (105.0%) (Cost $101,844)		123,839
Total Purchased Options Outstanding (0.0%) (Cost $231)		35
Total Investments (105.1%) (Cost $102,075) Including $6,722 of Securities Loaned (f)		123,874
Liabilities in Excess of Other Assets (-5.1%)		(5,987)
Net Assets (100.0%)		$117,887

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2017.

(c)  Security has been deemed illiquid at December 31, 2017.

(d)  At December 31, 2017, the Fund held fair valued securities valued at approximately $4,271,000, representing 3.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2017, amounts to approximately $4,271,000 and represents 3.6% of net assets.

(f)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $102,611,000. The aggregate gross unrealized appreciation is approximately $23,892,000 and the aggregate gross unrealized depreciation is approximately $2,629,000, resulting in net unrealized appreciation of approximately $21,263,000.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2017:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	7.52	Nov-18	28,104,157	28,104	$28	$117	$(89)
Royal Bank of Scotland	USD/CNH	CNH	7.55	Aug-18	21,548,465	21,548	7	114	(107)
							$35	$231	$(196)

CNH — Chinese Yuan Renminbi Offshore

USD — United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	26.1%
Internet Software & Services	16.0
Software	14.5
Health Care Technology	12.1
Machinery	8.1
Internet & Direct Marketing Retail	6.7
Health Care Equipment & Supplies	6.5
Life Sciences Tools & Services	5.0
Specialty Retail	5.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Mid Cap Growth Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $95,538)	$117,337
Investment in Security of Affiliated Issuer, at Value (Cost $6,537)	6,537
Total Investments in Securities, at Value (Cost $102,075)	123,874
Receivable from Securities Lending Income	23
Receivable for Fund Shares Sold	21
Receivable from Affiliate	2
Dividends Receivable	1
Other Assets	11
Total Assets	123,932
Liabilities:
Collateral on Securities Loaned, at Value	5,524
Payable for Fund Shares Redeemed	257
Payable for Advisory Fees	130
Payable for Professional Fees	53
Payable for Servicing Fees	35
Payable for Administration Fees	8
Payable for Distribution Fees — Class II Shares	8
Payable for Custodian Fees	7
Payable for Transfer Agency Fees	3
Payable for Directors' Fees and Expenses	1
Other Liabilities	19
Total Liabilities	6,045
NET ASSETS	$117,887
Net Assets Consist of:
Paid-in-Capital	$68,164
Accumulated Net Investment Loss	(12)
Accumulated Undistributed Net Realized Gain	27,936
Unrealized Appreciation (Depreciation) on:
Investments	21,799
Net Assets	$117,887
CLASS I:
Net Assets	$28,747
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,376,200 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$12.10
CLASS II:
Net Assets	$89,140
Net Asset Value, Offering and Redemption Price Per Share Applicable to 7,525,113 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$11.85
(1) Including:
Securities on Loan, at Value:	$6,722

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Mid Cap Growth Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$501
Income from Securities Loaned — Net	91
Dividends from Security of Affiliated Issuer (Note H)	23
Total Investment Income	615
Expenses:
Advisory Fees (Note B)	853
Distribution Fees — Class II Shares (Note E)	214
Servicing Fees (Note D)	169
Professional Fees	141
Administration Fees (Note C)	91
Shareholder Reporting Fees	29
Transfer Agency Fees (Note F)	10
Custodian Fees (Note G)	7
Directors' Fees and Expenses	6
Pricing Fees	3
Other Expenses	26
Total Expenses	1,549
Waiver of Advisory Fees (Note B)	(200)
Waiver of Distribution Fees — Class II Shares (Note E)	(128)
Rebate from Morgan Stanley Affiliate (Note H)	(6)
Net Expenses	1,215
Net Investment Loss	(600)
Realized Gain:
Investments Sold	31,612
Change in Unrealized Appreciation (Depreciation):
Investments	5,327
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	36,939
Net Increase in Net Assets Resulting from Operations	$36,339

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Mid Cap Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(600)	$(85)
Net Realized Gain (Loss)	31,612	(2,634)
Net Change in Unrealized Appreciation (Depreciation)	5,327	(9,950)
Net Increase (Decrease) in Net Assets Resulting from Operations	36,339	(12,669)
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	—	(1,536)
Class II:
Net Realized Gain	—	(4,019)
Total Distributions	—	(5,555)
Capital Share Transactions:(1)
Class I:
Subscribed	4,420	4,348
Distributions Reinvested	—	1,536
Redeemed	(12,610)	(20,517)
Class II:
Subscribed	7,648	5,035
Distributions Reinvested	—	4,019
Redeemed	(20,966)	(20,107)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(21,508)	(25,686)
Total Increase (Decrease) in Net Assets	14,831	(43,910)
Net Assets:
Beginning of Period	103,056	146,966
End of Period (Including Accumulated Net Investment Loss of $(12) and $(9))	$117,887	$103,056
(1) Capital Share Transactions:
Class I:
Shares Subscribed	418	485
Shares Issued on Distributions Reinvested	—	172
Shares Redeemed	(1,239)	(2,292)
Net Decrease in Class I Shares Outstanding	(821)	(1,635)
Class II:
Shares Subscribed	746	568
Shares Issued on Distributions Reinvested	—	459
Shares Redeemed	(2,011)	(2,236)
Net Decrease in Class II Shares Outstanding	(1,265)	(1,209)

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$8.72		$10.03		$12.73		$14.41		$10.77
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.05)		(0.00	)(3)	(0.08)		(0.02)		(0.05)
Net Realized and Unrealized Gain (Loss)	3.43		(0.87)		(0.50)		0.28		4.03
Total from Investment Operations	3.38		(0.87)		(0.58)		0.26		3.98
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.05)
Net Realized Gain	—		(0.44)		(2.12)		(1.94)		(0.29)
Total Distributions	—		(0.44)		(2.12)		(1.94)		(0.34)
Net Asset Value, End of Period	$12.10		$8.72		$10.03		$12.73		$14.41
Total Return(4)	38.76%		(8.78)%		(5.90)%		1.97%		37.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$28,747		$27,893		$48,467		$66,653		$72,112
Ratio of Expenses to Average Net Assets(8)	0.99	%(5)(6)	1.04	%(5)	1.05	%(5)	1.05	%(5)	1.05	%(5)
Ratio of Net Investment Loss to Average Net Assets(8)	(0.45	)%(5)	(0.00	)%(5)(7)	(0.67	)%(5)	(0.14	)%(5)	(0.39	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	64%		42%		25%		44%		49%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.17%		1.14%		1.10%		1.10%		1.09%
Net Investment Loss to Average Net Assets	(0.63)%		(0.10)%		(0.72)%		(0.19)%		(0.43)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class I shares. Prior to July 1, 2017, the maximum ratio was 1.05% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Financial Highlights

Mid Cap Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$8.55		$9.85		$12.55		$14.25		$10.64
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.06)		(0.01)		(0.09)		(0.03)		(0.06)
Net Realized and Unrealized Gain (Loss)	3.36		(0.85)		(0.49)		0.27		3.99
Total from Investment Operations	3.30		(0.86)		(0.58)		0.24		3.93
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.03)
Net Realized Gain	—		(0.44)		(2.12)		(1.94)		(0.29)
Total Distributions	—		(0.44)		(2.12)		(1.94)		(0.32)
Net Asset Value, End of Period	$11.85		$8.55		$9.85		$12.55		$14.25
Total Return(3)	38.60%		(8.84)%		(5.99)%		1.84%		37.48%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$89,140		$75,163		$98,499		$129,617		$151,317
Ratio of Expenses to Average Net Assets(7)	1.09	%(4)(5)	1.14	%(4)	1.15	%(4)	1.15	%(4)	1.15	%(4)
Ratio of Net Investment Loss to Average Net Assets(7)	(0.55	)%(4)	(0.10	)%(4)	(0.77	)%(4)	(0.24	)%(4)	(0.49	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	64%		42%		25%		44%		49%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.42%		1.39%		1.39%		1.45%		1.44%
Net Investment Loss to Average Net Assets	(0.88)%		(0.35)%		(1.01)%		(0.54)%		(0.78)%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class II shares. Prior to July 1, 2017, the maximum ratio was 1.15% for Class II shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") (name changed on May 1, 2017, formerly The Universal Institutional Funds, Inc.) is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Effective at the close of business on May 30, 2014, the Fund suspended offering Class I shares and Class II shares of the Fund to new investors. The Fund will continue to offer Class I shares and Class II shares of the Fund to existing shareholders. On May 31, 2017, the Fund recommenced offering Class I and Class II shares to new investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market;

(2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$5,631	$—	$—	$5,631
Automobiles	1,315	—	—	1,315
Biotechnology	1,890	—	—	1,890
Capital Markets	1,756	—	—	1,756
Commercial Services & Supplies	1,163	—	—	1,163
Construction Materials	3,854	—	—	3,854
Electronic Equipment, Instruments & Components	1,026	—	—	1,026
Health Care Equipment & Supplies	7,735	—	—	7,735
Health Care Technology	14,351	—	—	14,351
Hotels, Restaurants & Leisure	1,104	—	—	1,104
Insurance	1,252	—	—	1,252
Internet & Direct Marketing Retail	4,409	—	—	4,409
Internet Software & Services	18,894	—	—	18,894
Life Sciences Tools & Services	5,910	—	—	5,910
Machinery	9,526	—	—	9,526
Multi-Line Retail	4,699	—	—	4,699
Professional Services	4,758	—	—	4,758
Software	16,394	—	—	16,394
Specialty Retail	5,884	—	—	5,884
Total Common Stocks	111,551	—	—	111,551
Preferred Stocks	—	—
Internet & Direct Marketing Retail	—	—	3,566	3,566
Software	—	—	705	705
Total Preferred Stocks	—	—	4,271	4,271
Call Options Purchased	—	35	—	35
Short-Term Investments
Investment Company	6,537	—	—	6,537
Repurchase Agreements	—	1,480	—	1,480
Total Short-Term Investments	6,537	1,480	—	8,017
Total Assets	$118,088	$1,515	$4,271	$123,874
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, the Fund did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)	Preferred Stocks (000)	Convertible Preferred Stock (000)
Beginning Balance	$1,341	$5,220	$129
Purchases	—	—	—
Sales	(1,273)	(1,034)	(119)
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate actions	—	—	—
Change in unrealized appreciation (depreciation)	39	(564)	4
Realized gains (losses)	(107)	649	(14)
Ending Balance	$—	$4,271	$—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2017	$—	$(101)	$—

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

  The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2017. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2017 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an increase in input
Internet & Direct Marketing Retail
Preferred Stock	$3,566	Discounted Cash Flow	Weighted Average Cost of Capital	15.5%		17.5%		16.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	8.7	x	14.1	x	10.1	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Software
Preferred Stocks	$705	Discounted Cash Flow	Weighted Average Cost of Capital	16.5%		18.5%		17.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	8.5	x	12.1	x	9.2	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$35	(a)

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments
	(Options Purchased)	$(114	)(b)

(b)  Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments
	(Options Purchased)	$(191	)(c)

(c)  Amounts are included in Investments in the Statement of Operations.

At December 31, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Options Purchased	$35	(a)	$—

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$35	(a)	$—	$—	$35

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

For the year ended December 31, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	26,853,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$6,722	(e)	$—	$(6,722	)(f)(g)	$0

(e)  Represents market value of loaned securities at year end.

(f)  The Fund received cash collateral of approximately $5,524,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $1,528,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(g)  The actual collateral received is greater than the amount shown here due to overcollateralization.

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

FASB ASC 860 "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$5,524	$—	$—	$—	$5,524
Total Borrowings	$5,524	$—	$—	$—	$5,524
Gross amount of recognized liabilities for securities lending transactions					$5,524

6.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2017, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.57% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares and 1.15% for Class II shares. Effective July 1, 2017, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses will not exceed 0.95% for Class I shares and 1.05% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $200,000 of advisory fees were waived pursuant to this arrangement.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.15% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2017, this waiver amounted to approximately $128,000.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $70,619,000 and $93,021,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $6,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$6,711	$54,297	$54,471	$23
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$6,537

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund engaged in cross-trade purchases of approximately $203,000.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$—	$—	$5,555

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, return of capital distributions from real estate investment trusts and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Net Investment (Loss) (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$597	$(631)	$34

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,341	$27,131

During the year ended December 31, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $605,000.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit Facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 56.6%.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Mid Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Mid Cap Growth Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio (one of the funds constituting the Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 21, 2018

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFMCGANN
2005604 EXP. 02.28.19

Morgan Stanley Variable Insurance Fund, Inc.
(formerly The Universal Institutional Funds, Inc.)

Annual Report – December 31, 2017

U.S. Real Estate Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
Director and Officer Information	21

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the U.S. Real Estate Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/17	Actual Ending Account Value 12/31/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$1,040.80	$1,020.67	$4.63	$4.58	0.90%
U.S. Real Estate Portfolio Class II	1,000.00	1,039.40	1,019.41	5.91	5.85	1.15

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the fiscal year ended December 31, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 3.11%, net of fees, and 2.87%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed against the Fund's benchmark, the FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index (the "Index"), which returned 5.23%, and underperformed against the S&P 500® Index, which returned 21.83%.

Factors Affecting Performance

•  The REIT market gained 5.23% in the 12-month period ending December 31, 2017, as measured by the Index. REITs posted gains during the period, but underperformed the broader equity markets, as investors generally appeared to prefer investing in other sectors in what was perceived as a better growth environment. There has been a wide disparity with sectors grouped at Premiums, Near Par and at Significant Discounts to net asset values (NAVs). Premiums are sectors with perceived defensive characteristics (net lease, health care) and/or the potential to benefit from secular demand growth of digital technology and e-commerce (industrial, data center); Near Par are sectors experiencing decelerating same-store net operating income growth due to conventional supply-demand factors (storage, hotels, apartment, office ex-NYC); and Significant Discounts are sectors experiencing extreme negative investor sentiment (NYC office and retail).

•  Among the major sectors, the apartment sector performed in line with the Index, while the retail and office sectors underperformed. Despite significant outperformance in the fourth quarter due to improved sentiment largely as a result of November news that included a private take-private bid on one mall REIT and activist investors taking new stakes in two other mall REITs, retail was the worst-performing sector of the year as a result of pervasive negative investor sentiment ensuing from concerns over the impact of retailer challenges on retail real estate. In the office sector, both the secondary central business district (CBD)/suburban office and primary CBD office assets underperformed the Index. The health care REITs posted the weakest performance among all of the sectors in fourth quarter, resulting in underperformance for the full year. Recent weakness appears to be related to investor concerns with regard to oversupply in the senior living sector and weakness in the skilled nursing facility tenants. Among the smaller sectors, the data center and industrial sectors provided the best returns for the full year, as they benefited from investor focus on the secular demand growth of digital technology and e-commerce. The hotel sector outperformed for the year due to optimism for improved corporate travel. The net lease sector outperformed for the full year, while the storage sector underperformed.

•  The Fund underperformed the Index for the period. Favorable bottom-up stock selection was more than offset by underperformance from top-down sector allocation relative to the Index. From a bottom-up perspective, the Fund achieved favorable relative stock selection in the mall, shopping center and hotel sectors; this was partially offset by less favorable stock selection in the secondary CBD/suburban office and primary CBD office sectors. From a top-down perspective, the underweight to the shopping centers and health care sectors contributed to relative performance. This was more than offset by the underweight to the data center and industrial sectors and overweight to the mall sector, which detracted from performance.

Management Strategies

•  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the portfolio to a group of companies that are focused in the ownership of NYC office and Class A mall assets and a number of out-of-favor companies, and an underweighting to companies concentrated in the ownership of health care, data center and net lease assets.

•  Our outlook for the REIT market is based on two key factors: private market pricing for underlying real estate assets and public market pricing for the securities. The REIT sector gained 5.23% for the full year (as measured by the Index). With asset values for high-quality assets having fully recovered and now, on average, approximately 20% in excess of levels achieved in 2007, the overall REIT market ended the year trading at an approximate 2%

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

premium to NAVs, although there is wider than typical disparity in relative valuations among the sectors.(i) We see the most attractive value in the owners of NYC office and Class A mall assets. These companies provide exposure to high-quality core assets at significant discounted valuations.

(i)  Source: Morgan Stanley Investment Management as of December 31, 2017

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the FTSE NAREIT Equity REITs Index(1) and the S&P 500® Index(2)

	Period Ended December 31, 2017
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund – Class I(4)	3.11%	8.30%	6.59%	9.75%
FTSE NAREIT Equity REITs Index	5.23	9.46	7.44	9.50
S&P 500® Index	21.83	15.79	8.50	8.00
Fund – Class II(5)	2.87	8.03	6.36	10.80
FTSE NAREIT Equity REITs Index	5.23	9.46	7.44	10.99
S&P 500® Index	21.83	15.79	8.50	9.55

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard and Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on March 3, 1997.

(5)  Commenced offering on November 5, 2002.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.4%)
Apartments (11.7%)
American Campus Communities, Inc. REIT	11,680	$479
Apartment Investment & Management Co., Class A REIT	32,858	1,436
AvalonBay Communities, Inc. REIT	68,738	12,264
Camden Property Trust REIT	127,434	11,732
Education Realty Trust, Inc. REIT	74,620	2,606
Equity Residential REIT	306,147	19,523
Essex Property Trust, Inc. REIT	31,602	7,628
UDR, Inc. REIT	106,476	4,101
		59,769
Commercial Financing (0.9%)
Blackstone Mortgage Trust, Inc., Class A REIT	82,310	2,649
Starwood Property Trust, Inc. REIT	99,870	2,132
		4,781
Data Centers (3.1%)
Digital Realty Trust, Inc. REIT	59,690	6,799
QTS Realty Trust, Inc., Class A REIT	167,640	9,079
		15,878
Diversified (9.0%)
JBG SMITH Properties REIT	172,785	6,001
VEREIT, Inc. REIT	604,120	4,706
Vornado Realty Trust REIT	453,626	35,464
		46,171
Free Standing (0.5%)
National Retail Properties, Inc. REIT	57,974	2,500
Health Care (7.0%)
HCP, Inc. REIT	303,486	7,915
Healthcare Realty Trust, Inc. REIT	301,328	9,679
Healthcare Trust of America, Inc., Class A REIT	156,472	4,700
Ventas, Inc. REIT	96,419	5,786
Welltower, Inc. REIT	119,305	7,608
		35,688
Industrial (6.5%)
DCT Industrial Trust, Inc. REIT	144,770	8,510
Duke Realty Corp. REIT	87,939	2,393
Liberty Property Trust REIT	103,732	4,461
ProLogis, Inc. REIT	219,548	14,163
Rexford Industrial Realty, Inc. REIT	130,462	3,804
		33,331
Lodging/Resorts (5.9%)
Chesapeake Lodging Trust REIT	47,719	1,293
Hilton Worldwide Holdings, Inc.	32,995	2,635
Host Hotels & Resorts, Inc. REIT	435,249	8,640
LaSalle Hotel Properties REIT	491,528	13,797
RLJ Lodging Trust REIT	181,520	3,988
		30,353
Manufactured Homes (0.4%)
Equity Lifestyle Properties, Inc. REIT	23,040	2,051
	Shares	Value (000)
Office (19.0%)
Alexandria Real Estate Equities, Inc. REIT	31,163	$4,070
Boston Properties, Inc. REIT	251,147	32,657
Brandywine Realty Trust REIT	129,430	2,354
BRCP REIT II, LP (See Note A-3) (a)(b)(c)(d)	7,155,500	651
Cousins Properties, Inc. REIT	357,835	3,310
Douglas Emmett, Inc. REIT	55,462	2,277
Hudson Pacific Properties, Inc. REIT	96,464	3,304
Kilroy Realty Corp. REIT	108,250	8,081
Mack-Cali Realty Corp. REIT	396,992	8,559
Paramount Group, Inc. REIT	407,024	6,451
SL Green Realty Corp. REIT	246,783	24,908
Tier REIT, Inc. REIT	40,460	825
		97,447
Regional Malls (20.5%)
CBL & Associates Properties, Inc. REIT	19,194	108
GGP, Inc. REIT	947,057	22,152
Macerich Co. (The) REIT	156,846	10,302
Pennsylvania Real Estate Investment Trust REIT	141,363	1,681
Simon Property Group, Inc. REIT	370,442	63,620
Taubman Centers, Inc. REIT	103,560	6,776
Washington Prime Group, Inc. REIT	23,230	165
		104,804
Self Storage (7.4%)
CubeSmart REIT	256,806	7,427
Life Storage, Inc. REIT	75,371	6,713
Public Storage REIT	112,781	23,571
		37,711
Shopping Centers (4.2%)
Brixmor Property Group, Inc. REIT	178,440	3,330
DDR Corp. REIT	83,660	750
Federal Realty Investment Trust REIT	19,768	2,625
Regency Centers Corp. REIT	172,315	11,921
Tanger Factory Outlet Centers, Inc. REIT	106,394	2,820
		21,446
Single Family Homes (1.7%)
American Homes 4 Rent, Class A REIT	244,364	5,337
Invitation Homes, Inc. REIT	135,175	3,186
		8,523
Specialty (0.6%)
Gaming and Leisure Properties, Inc. REIT	89,352	3,306
Total Common Stocks (Cost $371,725)		503,759
Short-Term Investment (1.4%)
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $7,095)	7,094,611	7,095
Total Investments (99.8%) (Cost $378,820) (e)		510,854
Other Assets in Excess of Liabilities (0.2%)		1,114
Net Assets (100.0%)		$511,968

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2017.

(c)  Restricted security valued at fair value and not registered under the Securities Act of 1933, BRCP REIT II, LP was acquired between 1/07 - 4/11 and has a current cost basis of approximately $2,135,000. At December 31, 2017, this security had a market value of approximately $651,000 representing 0.1% of net assets.

(d)  At December 31, 2017, the Fund held a fair valued security valued at approximately $651,000, representing 0.1% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(e)  At December 31, 2017, the aggregate cost for federal income tax purposes is approximately $391,349,000. The aggregate gross unrealized appreciation is approximately $126,265,000 and the aggregate gross unrealized depreciation is approximately $6,759,000, resulting in net unrealized appreciation of approximately $119,506,000.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Regional Malls	20.5%
Office	19.1
Other*	12.8
Apartments	11.7
Diversified	9.0
Self Storage	7.4
Health Care	7.0
Industrial	6.5
Lodging/Resorts	6.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $371,725)	$503,759
Investment in Security of Affiliated Issuer, at Value (Cost $7,095)	7,095
Total Investments in Securities, at Value (Cost $378,820)	510,854
Foreign Currency, at Value (Cost —@)	—	@
Dividends Receivable	2,345
Receivable for Investments Sold	259
Receivable for Fund Shares Sold	40
Receivable from Affiliate	7
Other Assets	22
Total Assets	513,527
Liabilities:
Payable for Advisory Fees	758
Payable for Fund Shares Redeemed	406
Payable for Servicing Fees	182
Payable for Distribution Fees — Class II Shares	60
Payable for Professional Fees	44
Payable for Administration Fees	35
Payable for Custodian Fees	20
Payable for Directors' Fees and Expenses	7
Payable for Transfer Agency Fees	4
Other Liabilities	43
Total Liabilities	1,559
NET ASSETS	$511,968
Net Assets Consist of:
Paid-in-Capital	$382,831
Accumulated Undistributed Net Investment Income	10,458
Accumulated Net Realized Loss	(13,355)
Unrealized Appreciation (Depreciation) on:
Investments	132,034
Foreign Currency Translations	(—	@)
Net Assets	$511,968
CLASS I:
Net Assets	$228,487
Net Asset Value, Offering and Redemption Price Per Share Applicable to 10,518,353 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$21.72
CLASS II:
Net Assets	$283,481
Net Asset Value, Offering and Redemption Price Per Share Applicable to 13,131,937 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$21.59

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$15,888
Dividends from Security of Affiliated Issuer (Note H)	60
Total Investment Income	15,948
Expenses:
Advisory Fees (Note B)	4,166
Servicing Fees (Note D)	741
Distribution Fees — Class II Shares (Note E)	720
Administration Fees (Note C)	418
Professional Fees	122
Shareholder Reporting Fees	58
Custodian Fees (Note G)	30
Directors' Fees and Expenses	16
Transfer Agency Fees (Note F)	15
Pricing Fees	4
Other Expenses	34
Total Expenses	6,324
Waiver of Advisory Fees (Note B)	(771)
Rebate from Morgan Stanley Affiliate (Note H)	(16)
Net Expenses	5,537
Net Investment Income	10,411
Realized Gain:
Investments Sold	43,212
Change in Unrealized Appreciation (Depreciation):
Investments	(38,742)
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	(38,742)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	4,470
Net Increase in Net Assets Resulting from Operations	$14,881

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2017 (000)	Year Ended December 31, 2016 (000)
Increase (Decrease) In Net Assets:
Operations:
Net Investment Income	$10,411	$7,780
Net Realized Gain	43,212	17,227
Net Change in Unrealized Appreciation (Depreciation)	(38,742)	5,303
Net Increase in Net Assets Resulting from Operations	14,881	30,310
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(3,525)	(3,025)
Class II:
Net Investment Income	(3,676)	(3,099)
Total Distributions	(7,201)	(6,124)
Capital Share Transactions:(1)
Class I:
Subscribed	22,972	89,347
Distributions Reinvested	3,525	3,025
Redeemed	(53,089)	(41,663)
Class II:
Subscribed	24,087	44,302
Distributions Reinvested	3,676	3,099
Redeemed	(46,654)	(44,769)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(45,483)	53,341
Total Increase (Decrease) in Net Assets	(37,803)	77,527
Net Assets:
Beginning of Period	549,771	472,244
End of Period (Including Accumulated Undistributed Net Investment Income of $10,458 and $8,083)	$511,968	$549,771
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,086	4,178
Shares Issued on Distributions Reinvested	169	138
Shares Redeemed	(2,495)	(1,986)
Net Increase (Decrease) in Class I Shares Outstanding	(1,240)	2,330
Class II:
Shares Subscribed	1,145	2,101
Shares Issued on Distributions Reinvested	177	142
Shares Redeemed	(2,219)	(2,157)
Net Increase (Decrease) in Class II Shares Outstanding	(897)	86

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$21.39		$20.28		$20.13		$15.74		$15.59
Income from Investment Operations:
Net Investment Income(2)	0.45		0.35		0.30		0.27		0.22
Net Realized and Unrealized Gain	0.20		1.04		0.12		4.38		0.11
Total from Investment Operations	0.65		1.39		0.42		4.65		0.33
Distributions from and/or in Excess of:
Net Investment Income	(0.32)		(0.28)		(0.27)		(0.26)		(0.18)
Net Asset Value, End of Period	$21.72		$21.39		$20.28		$20.13		$15.74
Total Return(3)	3.11%		6.81%		2.17%		29.72%		2.05%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$228,487		$251,517		$191,188		$204,740		$289,874
Ratio of Expenses to Average Net Assets(9)	0.92	%(4)(5)	0.97	%(4)(6)	1.00	%(4)	1.06	%(4)(7)	1.10	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.00	%(4)	1.05	%(4)	1.08	%(4)
Ratio of Net Investment Income to Average Net Assets(9)	2.13	%(4)	1.66	%(4)	2.36	%(4)	1.52	%(4)	1.36	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.01%		0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	44%		21%		26%		25%		17%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.07%		1.06%		1.07%		1.11%		N/A
Net Investment Income to Average Net Assets	1.98%		1.57%		2.29%		1.47%		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to July 1, 2017, the maximum ratio was 0.95% for Class I shares.

(6)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class I shares. Prior to July 1, 2016, the maximum ratio was 1.00% for Class I shares.

(7)  Effective July 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2014, the maximum ratio was 1.10% for Class I shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Financial Highlights

U.S. Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$21.26		$20.16		$20.02		$15.66		$15.52
Income from Investment Operations:
Net Investment Income(2)	0.40		0.29		0.25		0.23		0.18
Net Realized and Unrealized Gain	0.20		1.04		0.12		4.35		0.10
Total from Investment Operations	0.60		1.33		0.37		4.58		0.28
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		(0.23)		(0.23)		(0.22)		(0.14)
Net Asset Value, End of Period	$21.59		$21.26		$20.16		$20.02		$15.66
Total Return(3)	2.87%		6.55%		1.92%		29.43%		1.75%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$283,481		$298,254		$281,056		$279,305		$185,999
Ratio of Expenses to Average Net Assets(9)	1.17	%(4)(5)	1.22	%(4)(6)	1.25	%(4)	1.31	%(4)(7)	1.35	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.25	%(4)	1.30	%(4)	1.33	%(4)
Ratio of Net Investment Income to Average Net Assets(9)	1.88	%(4)	1.41	%(4)	2.11	%(4)	1.27	%(4)	1.11	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.01%		0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	44%		21%		26%		25%		17%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.32%		1.31%		1.35%		1.46%		1.45%
Net Investment Income to Average Net Assets	1.73%		1.32%		2.01%		1.12%		1.01%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class II shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class II shares. Prior to July 1, 2017, the maximum ratio was 1.20% for Class II shares.

(6)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class II shares. Prior to July 1, 2016, the maximum ratio was 1.25% for Class II shares.

(7)  Effective July 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class II shares. Prior to July 1, 2014, the maximum ratio was 1.35% for Class II shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") (name changed on May 1, 2017, formerly The Universal Institutional Funds, Inc.) is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Fund has capital subscription commitments to certain investee companies for this same purpose, the details of which are disclosed in the Unfunded Commitments note. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity

12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Company has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Fund invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$59,769	$—	$—	$59,769
Commercial Financing	4,781	—	—	4,781
Data Centers	15,878	—	—	15,878
Diversified	46,171	—	—	46,171
Free Standing	2,500	—	—	2,500
Health Care	35,688	—	—	35,688
Industrial	33,331	—	—	33,331
Lodging/Resorts	30,353	—	—	30,353
Manufactured Homes	2,051	—	—	2,051
Office	96,796	—	651	97,447
Regional Malls	104,804	—	—	104,804
Self Storage	37,711	—	—	37,711
Shopping Centers	21,446	—	—	21,446
Single Family Homes	8,523	—	—	8,523
Specialty	3,306	—	—	3,306
Total Common Stocks	503,108	—	651	503,759
Short-Term Investment Investment Company	7,095	—	—	7,095
Total Assets	$510,203	$—	$651	$510,854

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2017, the Fund did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$10,345
Purchases	—
Sales	(6,566)
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	(2,591)
Change in unrealized appreciation (depreciation)	(1,335)
Realized gains (losses)	798
Ending Balance	$651
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2017	$29

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2017.

	Fair Value at December 31, 2017 (000)	Valuation Technique	Unobservable Input
Office
Common Stock	$651	Reported Capital Balance, Adjusted for Subsequent Capital Calls, Return of Capital and Significant Market Changes between last Capital Statement and Valuation Date	Adjusted Capital Balance

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized be-

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

tween the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Fund and BRCP REIT II, LP, the Fund has made a subscription commitment of $7,700,000 for which it will receive 7,700,000 shares of common stock. As of December 31, 2017, BRCP REIT II, LP has drawn down approximately $7,156,000, which represents 92.9% of the commitment.

5.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.65% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares and 1.20% for Class II shares. Effective July 1, 2017, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses will not exceed 0.90% for Class I shares and 1.15% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2017, approximately $771,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley,

serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Company pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $224,796,000 and $250,169,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2017, advisory fees paid were reduced by approximately $16,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2017 is as follows:

Affiliated Investment Company	Value December 31, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$18,204	$96,906	$108,015	$60

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2017 (000)
Liquidity Funds	$—	$—	$7,095

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$7,201	$—	$6,124	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to REIT basis adjustments, securities sold with return of capital basis adjustment and an expired capital loss carryforward, resulted in the following reclassifications among the components of net assets at December 31, 2017:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized (Loss) (000)	Paid-in- Capital (000)
$(835)	$59,134	$(58,299)

At December 31, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$9,661	$—

During the year ended December 31, 2017, capital loss carryforwards of approximately $58,299,000 expired for federal income tax purposes.

In addition, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $42,651,000 during the year ended December 31, 2017.

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Notes to Financial Statements (cont'd)

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2017, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 60.3%.

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
U.S. Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 21, 2018

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate shareholders 1.39% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $54,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFREIANN
2006794 EXP. 02.28.19

Item 2.                   Code of Ethics.

(a)                                 The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The registrant’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.                   Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.                   Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2017

	Registrant		Covered Entities(1)
Audit Fees	$474,990		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$49,000	(3)	$11,474,825	(4)
All Other Fees	$—		$136,088	(5)
Total Non-Audit Fees	$49,000		$11,610,913

Total	$523,990		$11,610,913

2016

	Registrant		Covered Entities(1)
Audit Fees	$487,242		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$47,500	(3)	$8,817,179	(4)
All Other Fees	$—		$227,300	(5)
Total Non-Audit Fees	$47,500		$9,044,479

Total	$534,742		$9,044,479

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1)         The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the

Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds
Morgan Stanley Investment Advisors Inc.
Morgan Stanley & Co. Incorporated
Morgan Stanley DW Inc.
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Morgan Stanley Services Company, Inc.
Morgan Stanley Distributors Inc.
Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Advisors Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company
Morgan Stanley & Co. Incorporated
Morgan Stanley Distribution, Inc.
Morgan Stanley AIP GP LP
Morgan Stanley Alternative Investment Partners LP

(e)(2)   Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and Allen W. Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely, except for the item discussed below.

Morgan Stanley Variable Insurance Fund, Inc. (the “Company”) may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. The Company has disclosure controls, a process and procedures in place to analyze any foreign holdings and determine if there is any tax exposure that needs to be recorded in the financial statements. However, due to a material weakness in an identified control in the Company’s process, the control was not operating effectively to identify necessary changes to foreign capital gain tax accruals based on information available, including a change in tax laws in Argentina.  As a result, for the period ended December 31, 2017, Management corrected accruals for tax reserves within the financial statements for Emerging Markets Debt and  Emerging Markets Equity Portfolios. Management plans to enhance its procedures around the identification of changes to tax laws that could have a potential impact on their calculation of exposure to foreign capital gain tax.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Insurance Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
March 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
March 2, 2018

/s/ Francis Smith
Francis Smith
Principal Financial Officer
March 2, 2018